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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Sunstone Hotel Investors, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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120 Vantis, Suite 350
Aliso Viejo, California 92656

NOTICE OF 2014 ANNUAL MEETING

Hilton San Diego Bayfront Hotel
May 1, 2014 at 11:30 a.m. local time

        It is a pleasure to invite you to the 2014 annual meeting of stockholders of Sunstone Hotel Investors, Inc., or Sunstone, a Maryland corporation, to be held at the Hilton San Diego Bayfront Hotel, located at One Park Boulevard, San Diego, California 92101, on Thursday, May 1, 2014 at 11:30 a.m. local time, for the following purposes:

  1.
  To elect nine directors to serve until the next annual meeting and until their successors are elected and qualified;

  2.
  To consider and vote upon ratification of the Audit Committee's appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2014;

  3.
  To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of Sunstone's named executive officers, as set forth in this proxy statement;

  4.
  To consider and vote upon the approval of an amendment and restatement of our 2004 Long-Term Incentive Plan to provide for (i) an extension of the term of the 2004 Long-Term Incentive Plan through 2024, and (ii) an increase in the number of authorized shares of common stock to be issued under the 2004 Long-Term Incentive Plan by 6,000,000 shares; and

  5.
  To transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment or postponement thereof.

        Only stockholders of record of shares of Sunstone common stock, par value $0.01 per share, at the close of business on March 7, 2014 are entitled to notice of and to vote at the 2014 annual meeting or any adjournment or postponement of the meeting.

        Whether you own a few or many shares and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. You can ensure that your shares are voted at the meeting by submitting your instructions by completing, signing, dating and returning the enclosed proxy card in the envelope provided or, if you own shares through a bank or broker that provides for voting by telephone or over the internet, by submitting your authorization to vote by telephone or over the internet in accordance with your bank's or broker's instructions. If your proxy card is signed and returned without specifying your choices, your shares will be voted on each proposal in accordance with our board's recommendations.

By Order of the Board of Directors Lindsay N. Monge Senior Vice President—Chief Administrative Officer, Treasurer and Secretary
March 25, 2014

Proxy Statement

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 1, 2014

        This proxy statement and our Annual Report are available at our Investor Relations website at http://www.sunstonehotels.com/proxy.

120 Vantis, Suite 350
Aliso Viejo, California 92656

PROXY STATEMENT

        Your vote is very important. For this reason, our Board of Directors is soliciting the enclosed proxy to allow your shares of common stock, par value $0.01 per share, to be represented and voted, as you direct, by the proxy holders named in the enclosed proxy card at the 2014 annual meeting of stockholders of Sunstone Hotel Investors, Inc., a Maryland corporation, to be held on Thursday, May 1, 2014, at 11:30 a.m. local time. "We," "our," "the Company" and "Sunstone" refer to Sunstone Hotel Investors, Inc. This proxy statement, the enclosed proxy card and our Annual Report to stockholders for the year ended December 31, 2013, or our Annual Report, are being mailed to stockholders entitled to vote beginning on or before March 28, 2014.

 Information About the Meeting and Voting

What matters will be voted on at the annual meeting?

        At the annual meeting of stockholders, action will be taken to:

Proposal 1:	Elect nine directors to serve until the next annual meeting and until their successors are elected and qualified;
Proposal 2:	Consider and vote upon ratification of the Audit Committee's appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2014;
Proposal 3:	Consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of Sunstone's named executive officers, as set forth in this proxy statement;
Proposal 4:

Consider and vote upon the approval of an amendment and restatement of our 2004 Long-Term Incentive Plan to provide for (i) an extension of the term of the 2004 Long-Term Incentive Plan through 2024, and (ii) an increase in the number of authorized shares of common stock to be issued under the 2004 Long-Term Incentive Plan by 6,000,000 shares; and

Proposal 5:

Transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment or postponement thereof.

        With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, the representatives holding proxies will vote as recommended by the Board of Directors, or if no recommendation is given, in their own discretion.

Who is entitled to vote?

        Stockholders of record of our common stock as of the close of business on March 7, 2014, or the record date, are entitled to vote on matters that properly come before the meeting. Shares of common stock can be voted only if the stockholder is present in person or is represented by proxy. At the close of business on the record date, there were 183,249,336 shares of common stock outstanding and entitled to vote. The holders of common stock will vote together as a single class on all matters that properly come before the meeting.

How many votes do I have?

        Each share of common stock has one vote.

How do I vote?

        You can ensure that your shares are voted at the meeting by submitting your instructions by completing, signing, dating and returning the enclosed proxy form in the envelope provided.

        If you own your shares through a bank or broker, you may be eligible to authorize a proxy to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services, or ADP, online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and proxy statement the opportunity to authorize a proxy to vote via the internet or by telephone. If your bank or brokerage firm is participating in ADP's online program, your voting form will provide instructions. Stockholders who authorize a proxy to vote through the internet or telephone should be aware that they may incur costs to access the internet, such as usage charges from telephone companies or internet service providers, and that these costs must be borne by the stockholder. Stockholders who authorize a proxy to vote by internet or telephone need not return a proxy card by mail. If your voting form does not reference internet or telephone information, please complete and return the paper proxy card provided by your bank or broker.

        If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker or other nominee, prior to attending the meeting you need to request a legal proxy from your bank, broker or nominee as indicated on the back of the Voter Information form you received with your proxy material. The legal proxy must be presented to vote these shares in person at the annual meeting. If you have previously authorized a proxy, you may still vote in person at the annual meeting, which will serve as a revocation of your previous proxy.

Does Sunstone have a policy for confidential voting?

        Sunstone has a confidential voting policy. All proxies and other materials, including telephone and internet proxy authorization, are kept confidential and are not disclosed to third parties. Such voting documents are available for examination by the inspector of election and certain personnel associated with processing proxy cards and tabulating the vote. We plan to appoint one independent inspector of election, a representative of our transfer agent, American Stock Transfer and Trust, to review and confirm the tabulation of votes at the annual meeting.

What if I return my proxy but do not mark it to show how I am voting?

        If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

 What are the Board of Directors' recommendations?

        The Board of Directors recommends that you vote FOR each of the nominees for director in Proposal 1; FOR Proposal 2 to ratify the Audit Committee's appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2014; FOR Proposal 3 to approve, on a non-binding, advisory basis, the compensation of our named executive officers as set forth in this proxy statement; and FOR Proposal 4 to approve an amendment and restatement of our 2004 Long-Term Incentive Plan to provide for (i) an extension of the term of the 2004 Long-Term Incentive Plan through 2024, and (ii) an increase in the number of authorized shares of common stock to be issued under the 2004 Long-Term Incentive Plan by 6,000,000 shares.

What vote is required to approve each proposal?

        Election of Directors:    There is no cumulative voting in the election of directors. A director shall be elected by a majority of the votes cast with respect to the director at a meeting of stockholders duly called at which a quorum is present; that is, a nominee will be elected as a director only if the number of votes cast "for" such nominee exceeds the number of votes "withheld" with respect to that nominee. Any shares not voted (whether by abstention, "broker non-vote" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote and has not voted on a particular proposal), or otherwise) have no effect on the vote.

        In any uncontested election of directors (an election in which the number of nominees is the same as the number of directors to be elected), any incumbent director nominee who receives a greater number of votes "withheld" from his or her election than votes "for" such election and who thus becomes a holdover director under Maryland law shall promptly tender his or her resignation to the Board of Directors following the final tabulation of the stockholder vote. The Nominating and Corporate Governance Committee will consider the director's resignation and will make a recommendation for consideration by the Board of Directors. Within 90 days following the final vote tabulation, the Board of Directors will act on the tendered resignation and the Nominating and Corporate Governance Committee's recommendation.

        Ratification of Appointment of Independent Registered Public Accounting Firm:    This proposal requires the affirmative vote of a majority of the votes cast at a meeting duly called and at which a quorum is present. Any shares not voted (whether by abstention, "broker non-vote" or otherwise) have no effect on the vote.

        Advisory Vote on Executive Compensation:    This proposal requires the affirmative vote of a majority of the votes cast at a meeting duly called and at which a quorum is present. Any shares not voted (whether by abstention, "broker non-vote" or otherwise) have no effect on the vote.

        Approval of Amendment and Restatement of the 2004 Long-Term Incentive Plan:    This proposal requires the affirmative vote of a majority of the votes cast at a meeting duly called and at which a quorum is present. For purposes of this proposal, abstentions will have the same effect as votes against the proposal and "broker non-votes" will have no effect on the vote.

What constitutes a quorum?

        The presence of the owners of at least a majority (greater than 50%) of the aggregate number of shares of common stock entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you authorize a proxy to vote by telephone or the internet, or if you attend the annual meeting.

        Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide instructions. Rules of the New York Stock Exchange, or NYSE, determine whether proposals presented at stockholder meetings are "routine" or "non-routine." If a proposal is routine, a broker or other entity holding shares for an owner in street or beneficial name may vote on the proposal without voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. The ratification of independent public accountants is generally a routine matter whereas the election of directors is not considered a routine matter. There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted upon pursuant to this proxy statement.

What if other items come up at the annual meeting and I am not there to vote?

        We are not now aware of any matters to be presented at the annual meeting other than those described in this proxy statement. When you return a signed and dated proxy card or provide your voting instructions by telephone or the internet, you give the proxy holders (the names of whom are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting.

Can I change my vote?

        You can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

  •
  Notify Sunstone's Secretary (Lindsay N. Monge, c/o Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656) in writing or by facsimile (at 949-330-4057) before the annual meeting that you are revoking your proxy;

  •
  Submit another proxy with a later date;

  •
  If you own shares through a bank or broker that provides for voting by telephone or the internet, submit your voting instructions again by telephone or the internet; or

  •
  Vote in person at the annual meeting.

What does it mean if I receive more than one proxy card?

        Some of your shares are likely registered differently or are in more than one account. You should vote each of your accounts by mail, or if such service is provided by a bank or broker that holds your shares, by telephone or the internet. If you mail proxy cards, please sign, date and return each proxy card to ensure that all of your shares are voted.

        If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact our transfer agent, American Stock Transfer and Trust, at 1-800-937-5449. Combining accounts reduces excess printing and mailing costs, resulting in savings for Sunstone, that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

        If you and other residents at your mailing address own shares in "street name" (that is, through a broker or other nominee), your broker or bank may have sent you a notice that your household will receive only one Annual Report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Annual Report and proxy statement to your address. You may revoke your consent to householding at any time by contacting your broker or bank. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our Annual Report, we will send a copy to you if you address your written request to Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary.

How do I submit a stockholder proposal for inclusion in the proxy statement for next year's annual meeting?

        Stockholder proposals may be submitted for inclusion in our 2015 annual meeting proxy statement after the 2014 annual meeting, but must be received no later than November 28, 2014. Proposals should be sent via registered, certified, or express mail to Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary. See also "Stockholder Proposals for the 2015 Annual Meeting" later in this proxy statement.

What do I need to do to attend the annual meeting?

        If you are a holder of record, you should indicate on your proxy card that you plan to attend the meeting by marking the box on the proxy card provided for that purpose.

        For the safety and comfort of our stockholders, admission to the annual meeting will be restricted to:

  •
  Stockholders of record as of the close of business on March 7, 2014 or their duly authorized proxies;

  •
  Beneficial stockholders whose shares are held by a bank, broker or other nominee, and who present proof of beneficial ownership as of the close of business on March 7, 2014;

  •
  Representatives of the press or other news media with proper credentials;

  •
  Financial analysts with proper credentials; and

  •
  Employees and representatives of Sunstone whose job responsibilities require their presence at the meeting.

        Please note that space limitations may make it necessary to limit attendance. Admission to the meeting will be on a first-come, first-served basis. No more than two representatives of any corporate or institutional stockholder will be admitted to the meeting.

        You may obtain directions to the Hilton San Diego Bayfront Hotel in the Investor Relations section of our website at www.sunstonehotels.com or by calling us at 949-382-3036.

        If you attend the meeting, you may be asked to present valid government-issued photo identification, such as a driver's license or passport, before being admitted. Cameras, recording devices, and other electronic devices will not be permitted, and attendees may be subject to security inspections or other security precautions.

Proposal 1:
Election of Directors

 Board of Directors

        The business and affairs of Sunstone are managed under the direction of our Board of Directors. Our Board of Directors has responsibility for establishing broad corporate policies and for the overall performance of Sunstone, rather than for day-to-day operating details. Our Board of Directors currently consists of nine directors.

        The proxy holders named on the proxy card intend to vote for the election of the nine nominees listed below. The Nominating and Corporate Governance Committee selected these nominees, which selection was ratified by the Board of Directors. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if your shares are held through a bank or broker and you are authorizing a proxy to vote by telephone or the internet, follow the instructions provided when you access the telephone or internet proxy facilities. Directors will be elected by a majority of the votes cast. Any shares not voted, whether by abstention, "broker non-vote" or otherwise, will have no impact on the vote.

        If at the time of the meeting one or more of the nominees have become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating and Corporate Governance Committee. If one or more nominees have become unable to serve, the Board of Directors may, in accordance with our bylaws, reduce the size of the Board of Directors or may leave a vacancy until a nominee is identified. Each of the nominees has consented to act as a director if duly elected and qualified and the Nominating and Corporate Governance Committee knows of no reason why any of the nominees will be unable to serve.

        Directors elected at the annual meeting will hold office until the next annual meeting and until their successors have been elected and qualified. For each nominee, there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of February 19, 2014. Each of the nominees is currently a director of the Company.

Nominees for Election as Directors

John V. Arabia    Age: 44    Director

        Mr. Arabia is our President and a director. In February 14, 2011, we announced that we hired Mr. Arabia as Executive Vice President of Corporate Strategy and Chief Financial Officer, and on April 4, 2011 his employment began. On February 15, 2013, he was promoted to President, and on February 19, 2014, he was appointed to serve as a member of our Board of Directors. Prior to joining Sunstone, Mr. Arabia served as Managing Director of Green Street Advisors' ("Green Street") real estate research team. Mr. Arabia joined Green Street in 1997 and was instrumental in creating the firm's lodging research platform. Prior to joining Green Street, Mr. Arabia was a Consulting Manager at EY Kenneth Leventhal in the firm's west coast lodging consulting practice which specialized in hotel market studies, valuation and acquisition due diligence. Mr. Arabia started his hotel career in 1987, working various entry-level operating positions at the Anaheim Marriott. Mr. Arabia, who earned a CPA certificate from the state of Illinois, holds an M.B.A. degree in Real Estate/Accounting from The University of Southern California and a B.S. degree in Hotel Administration from Cornell University.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Arabia should serve as a director: his professional background and experience, extensive education, previously held senior-executive level positions, and his extensive finance and real estate investment experience.

Andrew Batinovich    Age: 55    Director

        Mr. Batinovich has served as a director since November 7, 2011. Mr. Batinovich currently serves as President and Chief Executive Officer of Glenborough, LLC, a privately held full service real estate investment and management company focused on the acquisition, management and leasing of institutional quality commercial properties. In 2010, Mr. Batinovich led a private investor group in acquiring Glenborough, LLC and related real estate assets that were originally part of Glenborough Realty Trust, a NYSE listed real estate investment trust, or REIT, which was sold to affiliates of Morgan Stanley in 2006. From December 2006 to October 2010, Mr. Batinovich served as President and Chief Executive Officer of Glenborough, LLC, a company formed by an affiliate of Morgan Stanley to acquire Glenborough Realty Trust. In 1996, Mr. Batinovich co-founded Glenborough Realty Trust and was President and Chief Executive Officer and a director at the time of the sale in 2006. Mr. Batinovich was appointed President of Glenborough Realty Trust in 1997 and Chief Executive Officer in 2003. He also served as Chief Operating Officer and Chief Financial Officer during his tenure at Glenborough Realty Trust.

        Prior to founding Glenborough Realty Trust, Mr. Batinovich served as Chief Operating Officer and Chief Financial Officer of Glenborough Corporation until 1996 when it was merged into Glenborough Realty Trust. Glenborough Corporation was a private real estate investment and management company that completed a number of private placements of office, industrial, residential and hotel properties. Prior to joining Glenborough Corporation in 1983, Mr. Batinovich was an officer of Security Pacific National Bank. In August 2013, an affiliate of Glenborough, LLC became the advisor to Strategic Realty Trust, a non-traded Securities and Exchange Commission registered real estate investment trust that owns a portfolio of shopping centers, and Mr. Batinovich was appointed Chief Executive Officer and a director. He also serves as a director of RAIT Financial Trust (NYSE: RAS) and as a trustee of the American University of Paris. Mr. Batinovich has a B.A. in International Business Administration from the American University of Paris.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Batinovich should serve as a director: his professional background and experience, education, previously held senior-executive level positions, other public company board experience, his extensive background and experience with REITs and his background and experience in real estate and finance transactions.

Z. Jamie Behar    Age: 56    Director

        Ms. Behar has served as a director since October 26, 2004. Since October 2005, Ms. Behar has been Managing Director, Real Estate & Alternative Investments, for General Motors Investment Management Corporation, or GMIMCO. From 1986 through October 2005, Ms. Behar was a Portfolio Manager with GMIMCO. She manages GMIMCO's clients' real estate investment portfolios, including both private market and publicly traded security investments, as well as their alternative investment portfolios, totaling approximately $6.2 billion. She is a member of GMIMCO's Board of Directors, Investment Management Committee, Private Equity Investment Approval Committee and Risk Management Committee. Until September 12, 2013, Ms. Behar served as a member of the Board of Directors of Desarrolladora Homex, S.A. de C.V., a publicly listed home development company located in Mexico (and for which she also served on the audit committee). She also serves as a member of the Board of Directors of the Pension Real Estate Association and as a member of NAREIT's Real Estate Investment Advisory Council, and serves on the advisory boards of several domestic and international private real estate investment entities. Ms. Behar holds a B.S.E. degree from The Wharton School of the University of Pennsylvania, an M.B.A. degree from the Columbia University Graduate School of Business and the CFA charter.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Ms. Behar should serve as a director: her professional background and experience, extensive education, current and previously held senior-executive level positions, other company board experience, prior Company board experience, domestic and international real estate knowledge, and her extensive experience in investments in hotels and real estate in general.

Kenneth E. Cruse    Age: 45    Director

        Mr. Cruse is our Chief Executive Officer and a director. Mr. Cruse joined us in April 2005 as Senior Vice President—Asset Management, and was appointed Senior Vice President—Corporate Finance on September 1, 2006, Senior Vice President and Chief Financial Officer on January 1, 2007, Executive Vice President and Chief Financial Officer on February 18, 2010, President and Chief Financial Officer on December 17, 2010 and as President and Chief Executive Officer and a director on August 5, 2011. Since December 2007, Mr. Cruse has been a director of BuyEfficient, LLC, a subsidiary of the Company. For the eight years prior to joining Sunstone, Mr. Cruse worked in a variety of roles for Host Marriott Corporation, the predecessor of Host Hotels and Resorts, Inc., most recently as Vice President, Corporate Finance. Prior to working for Host Marriott Corporation, Mr. Cruse held various corporate positions with Marriott International, Inc. Mr. Cruse started his hotel career in 1991, working various management-level operating positions at the Marco Island Hilton. Mr. Cruse is actively involved in various industry and professional organizations. He serves as a director of the American Hotel & Lodging Association ("AH&LA"), and is a member of the Executive Committee, Strategic Planning Committee and CEO Council for AH&LA. Additionally, Mr. Cruse is a member of the Real Estate Roundtable and the Southern California Chapter of Young Presidents Organization. He is also a member of the Dean's Advisory Council for Colorado State University Warner College of Natural Resources. Mr. Cruse holds a B.S. degree from Colorado State University and an M.B.A. degree with honors from Georgetown University.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Cruse should serve as a director: his professional background and experience, extensive education, current and previously held senior-executive level positions within the Company, intimate knowledge of the Company's hotels, employees, processes and controls, relationships among the hospitality industry and his extensive background and experience in hotel and finance transactions.

Thomas A. Lewis, Jr.    Age: 61    Director

        Mr. Lewis has served as a director since May 2, 2006. Mr. Lewis is Vice Chairman of the Board of Directors of Realty Income Corporation, a NYSE-listed REIT, and has been a member of its Board of Directors since September 1993. Mr. Lewis joined Realty Income in 1987 and served as Chief Executive Officer from 1997 until September 3, 2013. In 2000 and 2001, he also held the position of President. Prior to joining Realty Income Corporation, he was an executive with Johnstown Capital, a real estate investment company (1982 to 1987), an investment specialist with Sutro & Co., Inc. (1979 to 1982), and in marketing with Procter & Gamble (1974 to 1979). Mr. Lewis has more than 20 years of experience directing public and private capital market transactions. Mr. Lewis holds a B.A. degree in Business Administration from Chaminade University of Hawaii.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Lewis should serve as a director: his professional background and experience, education, previously held senior-executive level positions, other public company board experience, prior Company board experience, his extensive background and experience with REITs and his background and experience in real estate and finance transactions.

Keith M. Locker    Age: 52    Non-Executive Chairman

        Mr. Locker has served as our Non-Executive Chairman since November 7, 2011, and as a director since May 2, 2006. Since May 2003, Mr. Locker has been President of Inlet Capital LLC, or Inlet, an investment and asset management firm focused on the commercial real estate industry; President of Global Capital Resources LLC and GCR Advisors Inc. (both affiliates of Inlet), which provide fixed and variable rate senior and subordinate mortgages; and, from 2003 to 2007, President and Managing Member of COP Holdings, LLC (an affiliate of Inlet), an investment firm focused on factory retail outlet centers. Furthermore, Mr. Locker has been a director of IVP Securities, LLC since March 2004. From December 2006 to June 2007, Mr. Locker was a director of The Mills Corporation, a publicly traded retail mall REIT, where he was chairman of the compensation committee. From May 2005 to January 2007, he served as a director of Glenborough Realty Trust, a publicly traded office REIT, where he was a member of the audit and compensation committees until the sale of the company to Morgan Stanley. Mr. Locker was previously a Managing Director in the Real Estate Investment Banking Group at Deutsche Bank Securities, Inc. from September 2000 to February 2003. Prior to joining Deutsche Bank in 2000, Mr. Locker was Senior Managing Director at Bear, Stearns & Co. Inc., responsible for Real Estate Investment Banking. Mr. Locker has more than 30 years of major national market experience in real estate finance, private placement, debt and equity capital markets and transaction structuring and risk management. Mr. Locker earned a B.S./B.A. from Boston University School of Management in 1983 and an M.B.A. from the Wharton School in 1988. Mr. Locker is Trustee of National Jewish Health and is a member of Real Estate Roundtable, NAREIT, Urban Land Institute, Commercial Mortgage Securities Association, International Council of Shopping Centers, The Wharton School Zell-Lurie Real Estate Center and numerous philanthropic and community organizations.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Locker should serve as a director: his professional background and experience, extensive education, previously held senior-executive level positions, other public company board experience, prior Company board experience, and his extensive finance and accounting and real estate investment and asset management experience.

Douglas M. Pasquale    Age: 59    Director

        Mr. Pasquale has served as a director since November 7, 2011. Mr. Pasquale is Founder & CEO of Capstone Enterprises Corporation, an investment and consulting firm, since January 1, 2012. With the acquisition of Nationwide Health Properties, Inc. (NYSE: NHP) by Ventas, Inc. (NYSE: VTR) on July 1, 2011, Mr. Pasquale served as Senior Advisor to Ventas's Chairman and CEO from July 1, 2011 to December 31, 2011. He was also appointed to the Ventas Board of Directors on July 1, 2011 and continues to serve on that Board. Prior to Nationwide Health Properties' acquisition, Mr. Pasquale served as Chairman of the Board of NHP from May 2009 to July 2011, as President and Chief Executive Officer of NHP from April 2004 to July 2011, and as Executive Vice President and Chief Operating Officer of NHP from November 2003 to April 2004. Mr. Pasquale was a director of NHP from November 2003 to July 2011. Mr. Pasquale previously served in various roles (most recently Chairman and Chief Executive Officer) at ARV Assisted Living, Inc., an owner and operator of assisted living facilities, from June 1998 to September 2003 and concurrently served as President and Chief Executive Officer of Atria Senior Living Group, Inc. from April 2003 to September 2003. Mr. Pasquale also served as President and Chief Executive Officer of Richfield Hospitality Services, Inc. and Regal Hotels International-North America, a hotel ownership and management company, from 1996 to 1998, and as its Chief Financial Officer from 1994 to 1996. In addition to serving on the Ventas Board of Directors, Mr. Pasquale serves as a director of: Alexander and Baldwin, Inc. (NYSE:ALEX), a Honolulu-headquartered real estate and agribusiness company, for which he serves as chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee; Terreno Realty Corporation (NYSE: TRNO), an industrial REIT with a focus in six coastal U.S. markets, for which he serves as lead independent director; and DineEquity, Inc.

(NYSE: DIN), which franchises Applebee's and IHOP restaurants, for which he serves as a member of the Audit Committee. He is also a member of the Board of Trustees of ExplorOcean. Mr. Pasquale is a successful leader in the real estate industry with extensive experience and strong skills in management, mergers and acquisitions and strategic planning. Mr. Pasquale received his B.S. in Accounting and his M.B.A. with highest honors from the University of Colorado.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Pasquale should serve as a director: his professional background and experience, extensive education, previously held senior-executive level positions, other public company board experience, his extensive background and experience with REITs and his background and experience in real estate and finance transactions.

Keith P. Russell    Age: 68    Director

        Mr. Russell has served as a director since October 26, 2004. Since June 2001, Mr. Russell has been President of Russell Financial, Inc., a strategic and financial consulting firm serving businesses and high net worth individuals. Mr. Russell is retired as the Chairman of Mellon West and the Vice Chairman of Mellon Financial Corporation, in which capacities he served from May 1996 until March 2001. From September 1991 through April 1996, Mr. Russell served in various positions at Mellon, including Vice Chairman and Chief Risk Officer of Mellon Bank Corporation and Chairman of Mellon Bank Corporation's Credit Policy Committee. From 1983 to 1991, Mr. Russell served as President and Chief Operating Officer, and a director, of Glenfed/Glendale Federal Bank. Mr. Russell also serves on the Board of Directors of Hawaiian Electric Industries (NYSE:HE), where he serves as a member of the audit committee, and serves on the Board of Directors of American Savings' Bank, a subsidiary of Hawaiian Electric Industries, where he serves as chair of the risk committee and a member of the audit committee. From 2002 to 2011, Mr. Russell was a director of Nationwide Health Properties, Inc. (for which he also served as chair of the audit committee and a member of the nominating and governance committee). Mr. Russell has been a panelist at various conferences and seminars, addressing topics such as corporate governance and audit committee role. Mr. Russell holds a B.A. degree in Economics from the University of Washington and an M.A. degree in Economics from Northwestern University.

        The following experience, qualifications, attributes and/or skills led our Board of Directors to conclude that Mr. Russell should serve as a director: his professional background and experience, extensive education, previously held senior-executive level positions, other public company board experience, prior Company board experience, his extensive experience in corporate risk, accounting and finance and general investment experience.

Lewis N. Wolff    Age: 78    Director

        Mr. Wolff has served as a director since October 26, 2004. He was our Chairman from October 26, 2004 to March 18, 2007 and was Co-Chairman from March 19, 2007 to November 6, 2011. Mr. Wolff has been Chairman of Wolff Urban Management, Inc. since 1980 and is also its Chief Executive Officer. Wolff Urban Management, Inc. is a real estate acquisition, investment, development and management firm. Mr. Wolff is also a co-founder of Maritz, Wolff & Co., a privately held hotel investment group that owns top-tier luxury hotels. In 2007, Mr. Wolff was also named Chairman and Chief Executive Officer of Wolff Urban Development, LLC, a private real estate and select business investment opportunity organization that invests in and develops commercial urban real estate, professional sports activities, luxury hotel and resort properties, hotel management companies and hospitality related assets. From December 2005 to September 2007, Mr. Wolff was a director of Maguire Properties, Inc. From 1999 to 2004, Mr. Wolff also served as Co-Chairman of Fairmont Hotels & Resorts, a hotel management company formed by Fairmont Hotel Management Company and Canadian Pacific Hotels & Resorts, Inc. In addition, Mr. Wolff acquired ownership of Major League Baseball's Oakland Athletics in April 2005 and ownership of Major League Soccer's San Jose Earthquakes in July 2007. Mr. Wolff also serves on the board of Bobrick Washroom

Equipment, Inc., as well as First Century Bank. Mr. Wolff holds a B.A. degree in Business Administration from the University of Wisconsin, Madison, and an M.B.A. degree from Washington University in St. Louis, Missouri.

        The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Wolff should serve as a director: his professional background and experience, extensive education, previously held senior-executive level positions, other company board experience, prior Company board experience, his entrepreneurial character, and his extensive background and experience in hotel and other commercial real estate transactions, development and management.

  The Board of Directors recommends a vote FOR each of the nominees.

Proposal 2:
Ratification of the Audit Committee's Appointment of
Independent Registered Public Accounting Firm

        The Audit Committee has selected and appointed the firm of Ernst & Young LLP to act as our independent registered public accounting firm for the year ending December 31, 2014. Ernst & Young LLP has audited the financial statements for us since our initial public offering on October 26, 2004. Ratification of the appointment of Ernst & Young LLP requires a majority of the votes cast. Any shares not voted, whether by abstention, "broker non-vote" or otherwise, have no impact on the vote.

        Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of Sunstone. If our stockholders do not ratify the Audit Committee's selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.

        Representatives of Ernst & Young LLP are expected to be present at the annual meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit, Audit-Related, Tax and Other Fees

        The aggregate fees billed for professional services provided by Ernst & Young LLP for 2013 and 2012 were as follows:

Type of Fees	2013	2012
Audit Fees	$1,042,489	$818,956
Audit-related Fees	195,751	5,000
Tax Fees	0	0
All Other Fees	1,975	1,995

Total Fees	$1,240,215	$825,951

        In the above table, in accordance with the definitions of the Securities and Exchange Commission, or the SEC, "audit fees" are fees paid by us to Ernst & Young LLP for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of the unaudited financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including in connection with public offerings of securities. "Audit fees" also include fees paid by us to Ernst & Young LLP for the audit of our internal control over financial reporting. In 2013, audit fees consisted primarily of $800,555 for the full-year audit, quarterly reviews and the audit of our internal control over financial reporting and $241,934 for services related to statutory and regulatory filings and public offerings. In 2012, audit fees consisted primarily of $737,701 for the full-year audit, quarterly reviews and the audit of our internal control over financial reporting and $81,255 for services related to statutory and regulatory filings and public offerings.

        "Audit-related Fees" are fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. In 2013, audit-related fees of $195,751 consisted of a ground lease compliance report on one hotel, a financial statement audit on an acquired hotel and a SEC XBRL (Extensible Business Reporting Language) compliance assessment. In 2012, audit-related fees of $5,000 consisted of a ground lease compliance report on one hotel.

        "Tax Fees" are fees billed by Ernst & Young LLP that relate to tax consulting and advisory services.

        "All Other Fees" are fees billed by Ernst & Young LLP to us for any services not included in the first three categories.

Pre-approval Policies and Procedures

        Our Audit Committee has adopted a pre-approval policy requiring that the Audit Committee pre-approve all audit and permissible non-audit services to be performed by Ernst & Young LLP. Any proposed service that has received pre-approval but which will exceed pre-approved cost limits will require separate pre-approval by the Audit Committee. The Audit Committee has delegated to its chair the authority to grant the required approvals for all audit and permissible non-audit services to be performed by Ernst & Young LLP, provided that the chair reports the details of the exercise of any such delegated authority at the next meeting of the Audit Committee. All services performed by the independent registered public accounting firm in 2013 were approved by the Audit Committee pursuant to its pre-approval policy.

        The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

Proposal 3:
Advisory Vote (Non-Binding) on Executive Compensation

        Section 14A of the Securities Exchange Act of 1934, as enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, or the Dodd-Frank Act, requires us to submit to our stockholders a non-binding advisory resolution to approve the compensation of the "Named Executive Officers" listed in the Summary Compensation Table of this proxy statement, commonly referred to as a "say-on-pay" vote. In May 2011, we held our first "say-on-pay" vote, and our stockholders approved the compensation of our 2011 named executive officers, with approximately 76% of stockholder votes cast in favor of our 2011 "say-on-pay" resolution (excluding abstentions and "broker non-votes"). While three quarters of votes cast at our 2011 annual meeting were in favor of our 2011 compensation programs, we were not satisfied with that outcome and took significant action to garner greater support from our stockholders. Specifically, as discussed in the "Executive Officer Compensation" section below, the Compensation Committee materially redesigned our compensation programs; likewise, the Board of Directors made numerous corporate governance improvements. As a result, more than 96% of stockholder votes cast (excluding abstentions and "broker non-votes") in respect of our "say-on-pay" resolution in both 2012 and 2013 approved the compensation of our named executive officers.

        The Board of Directors has approved the submission of the following resolution to the Company's stockholders for approval at the 2014 annual meeting:

  "Resolved, that the stockholders hereby approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Company's 2014 proxy statement pursuant to the disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related discussion)."

        As described more fully in the "Compensation Discussion and Analysis" section of this proxy statement, the Company's executive compensation program is designed to attract, motivate and retain talented executives through competitive compensation arrangements that, within appropriate risk parameters, provide strong financial incentives for the executive officers to maximize stockholder value. The compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary, annual cash incentive bonus awards and equity incentive awards. Base salary is intended to provide a baseline level of compensation for our Named Executive Officers. The remaining types of compensation, which in the aggregate represent the majority of our Named Executive Officers' target total compensation opportunities, tie compensation directly to the achievement of corporate and individual objectives.

Required Vote

        The affirmative vote of a majority of the votes cast will be required to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement.

        The stockholder vote on executive compensation is an advisory vote only, and it is not binding on the Company, the Board of Directors or the Compensation Committee. Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

        The Board of Directors recommends a vote FOR the approval (on a non-binding, advisory basis) of the compensation of the Named Executive Officers as disclosed in this proxy statement.

Proposal 4:
Approval of Amendment and Restatement of the 2004 Long-Term Incentive Plan

        The Board of Directors and the Compensation Committee have determined that it is in the best interests of the Company and its stockholders to amend and restate the Company's 2004 Long-Term Incentive Plan (the "LTIP") to (i) extend the term of the LTIP through 2024, and (ii) increase the number of shares of common stock available for issuance from 6,050,000 to 12,050,000, or by 6,000,000 shares (as amended and restated, the "Amended and Restated LTIP"). In its determination to approve the increase in the number of shares authorized under the LTIP, the Board of Directors reviewed an analysis prepared by an independent executive compensation consultancy, which included an analysis of, among other things, burn rate, dilution, overhang metrics, and the costs of the LTIP, including the estimated stockholder value transfer cost. Specifically, the Board of Directors considered that:

  •
  The Company's success is due to its talented workforce and that its future success depends on the Company's continued ability to attract and retain talented people. The ability to grant equity awards is a critical tool in the Company's efforts to achieve these objectives.

  •
  As of March 7, 2014, 2,760,895 shares of our common stock have been awarded and have vested under the LTIP, 511,121 shares of our common stock were withheld to satisfy tax withholding obligations, 1,992,993 shares of our common stock have been awarded and remain unvested and 200,000 stock options have been awarded, vested and remain unexercised, leaving 584,991 shares of our common stock available for issuance under the LTIP. Based on estimated usage, the Compensation Committee anticipates depleting the shares currently available for issuance under the LTIP by end of the first quarter of 2015. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, our Board of Directors believes that the additional 6,000,000 shares requested are expected to provide the Compensation Committee with sufficient shares for our equity compensation program through fiscal year 2020.

  •
  While adding 6,000,000 shares to the LTIP will increase the potential dilution to our current stockholders, our Board of Directors believes that our equity compensation plan is well-managed and that the increase of 6,000,000 shares will result in a reasonable increase of approximately 3.25%. If the Amended and Restated LTIP is not approved by the stockholders, awards will continue to be made under the LTIP as currently in effect to the extent shares are available.

  •
  The Company and the Board of Directors have followed a responsible approach to equity-based compensation in the past. As shown in the following table, the Company's three-year average annual burn rate is 1.46%, well below the Institutional Shareholder Services, Inc. ("ISS") burn rate cap of 2.86% applied to our industry, and the Company's three-year unadjusted average annual burn rate is 0.73%.

Year	Options Granted (a)	Full Value Awards Granted (b)	Unadjusted Total = (a) + (b)	Adjusted Total(1)	Weighted Average Number of Common Shares Outstanding	Unadjusted Burn Rate = Unadjusted Total/Common Shares Outstanding	Adjusted Burn Rate = Adjusted Total/Common Share Outstanding
2013	0	975,711	975,711	1,951,422	161,784,000	0.60%	1.21%
2012	0	647,171	647,171	1,294,342	127,027,000	0.51%	1.02%
2011	0	1,260,845	1,260,845	2,521,690	117,206,000	1.08%	2.15%
					3 Year Average	0.73%	1.46%

(1)
Adjusted total includes the "Full Value Awards Granted" column as adjusted to reflect that Institutional Shareholder Services, Inc. (ISS) considers full-value awards to be more valuable than stock options. The adjustment is made based on the Company's three year stock price volatility, such that 1 full value award will count as 2.0 option shares.

        If the Amended and Restated LTIP is approved by a majority of stockholder votes cast at the annual meeting, a total of 6,584,991 shares of common stock will be reserved and available for future issuance under the Amended and Restated LTIP. In light of the factors described above, the Board of Directors believes this number represents reasonable potential equity dilution and provides a significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all stockholders.

        The Board of Directors and the Compensation Committee have approved the Amended and Restated LTIP substantially in the form attached hereto as Exhibit A to be effective as of the date of approval by the Company's stockholders. The Amended and Restated LTIP will not become effective unless stockholder approval is obtained at the 2014 annual meeting of stockholders. The principal features of the Amended and Restated LTIP are summarized below and are qualified in their entirety by reference to the full text of the Amended and Restated LTIP (assuming stockholder approval of the Amended and Restated LTIP).

        The Amended and Restated LTIP may be obtained by writing to Sunstone Hotel Investors, Inc. at our principal executive office: 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary. The LTIP and all amendments thereto can also be found electronically on the SEC's website at www.sec.gov.

Description of Plan

        The purpose of the Amended and Restated LTIP is to attract and retain our directors, executive officers and employees. The Amended and Restated LTIP is administered by the Compensation Committee of the Board of Directors, which has broad powers to interpret and implement the plan.

Types of Awards

        The Amended and Restated LTIP provides for grants of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), nonqualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units and other stock-based awards such as performance shares.

Shares Subject to the Amended and Restated LTIP; Other Limitations on Awards

        At the time of our initial public offering, we established the maximum number of shares of common stock issuable under the LTIP at 2,100,000 shares. Since then, the Company's stockholders have approved the following amendments to the LTIP: (a) an amendment to the LTIP approved at the Company's 2007 annual meeting of stockholders, whereby the maximum number of shares of common stock issuable under the LTIP was increased from 2,100,000 to 3,850,000 shares, and (b) an amendment to the LTIP approved at the Company's 2010 annual meeting of stockholders, which amendment (i) increased the maximum number of shares of common stock issuable under the LTIP from 3,850,000 to 6,050,000 shares and (ii) prohibited repricing of stock options and stock appreciation rights without the approval of a majority of the Company's stockholders.

        The Company is asking its stockholders to approve the Amended and Restated LTIP providing for an extension of the term of the LTIP and an increase in the number of shares of common stock available for issuance under the LTIP to a total of 12,050,000 shares, which would bring the number of shares available for future issuance to 6,584,991 shares. If the Amended and Restated LTIP is approved, the Company intends to file with the SEC a Registration Statement on Form S-8 covering the additional shares of our common stock issuable under the LTIP as a result of the Amended and Restated LTIP.

        Shares that may be issued under the Amended and Restated LTIP may be authorized but unissued shares of our common stock, treasury shares or shares otherwise acquired for the purposes of the Amended and Restated LTIP. If any award is forfeited or is otherwise terminated or canceled without the delivery of shares of our common stock, then such shares will again become available under the Amended and Restated LTIP. However, shares of common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award will not again become available under the Amended and Restated LTIP, and the number of shares of common stock taken into account with respect to stock appreciation rights exercisable for shares of common stock will be the number of shares underlying the stock appreciation rights upon grant (regardless of the number of shares delivered upon settlement of the award). The Compensation Committee has broad authority to adjust the terms of any outstanding awards and the number of shares of our common stock issuable under the Amended and Restated LTIP for any increase or decrease in the number of issued shares of our common stock resulting from a stock split, reverse stock split, stock dividend, spin-off, combination or reclassification of our common stock, or any other event that the Compensation Committee determines affects our capitalization.

        Eligibility.    Awards may be made to any director, officer, employee, consultant or advisor of the Company or its affiliates who is selected by the Compensation Committee in accordance with the terms of the Amended and Restated LTIP, except that incentive stock options may only be granted to employees of the Company and certain of its parent and subsidiary entities.

        Stock Options and Stock Appreciation Rights.    The Compensation Committee may grant incentive stock options and non-qualified stock options to purchase shares of our common stock from us, as well as stock appreciation rights, in any case, at an exercise or strike price (as applicable) determined by the Compensation Committee at the time of grant, which exercise or strike price shall not be less than 100% of the fair market value of the shares subject to such award on the date of grant. Stock options and stock appreciation rights may be granted in such amounts, subject to such vesting conditions, and subject to such other terms and conditions as the Compensation Committee may determine. No grantee of an option or stock appreciation right will have any of the rights of a stockholder of us with respect to shares subject to their award until the issuance of the shares. Incentive stock options are subject to additional limitations and requirements imposed under the Code and applicable regulations. In addition, (i) no stock option or stock appreciation right issued under the Amended and Restated LTIP may be amended to reduce the exercise price thereof below the exercise price of such stock option or stock appreciation right on the date of grant and (ii) no stock option or stock appreciation right may be granted in exchange for the cancellation or surrender of a stock option or stock appreciation right having a lower exercise price, in either case, without the approval of a majority of the Company's stockholders.

        Restricted Stock.    The Compensation Committee may grant restricted shares of common stock in amounts, and subject to such vesting and other terms and conditions, as the Compensation Committee may determine. The grantee will have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Compensation Committee may include in the applicable award agreement.

        Restricted Stock Units.    The Compensation Committee may grant restricted stock units in amounts, and subject to such vesting, payment and other terms and conditions as the Compensation Committee may determine. Recipients of restricted stock units have only the rights of a general unsecured creditor of us and no rights as a stockholder of us unless and until the common stock underlying the restricted stock units is delivered, which delivery may occur upon vesting or at a specified time after vesting as set forth in the applicable award agreement.

        Performance Shares and Share Units.    The Compensation Committee may grant performance shares and/or share units under the Amended and Restated LTIP representing the right to receive a number of shares or their cash equivalent at a future date, subject to the attainment of specified performance goals.

        Other Equity-Based Awards.    The Compensation Committee may grant other types of equity-based awards, including the grant of unrestricted shares, in amounts, and subject to terms and conditions, as the Compensation Committee may determine. These awards may involve the transfer of actual shares of our common stock, or the payment in cash or otherwise of amounts based on the value of shares of our common stock.

        Dividend Equivalent Rights.    The Compensation Committee may in its discretion include in the award agreement a dividend equivalent right entitling the grantee to receive amounts equal to the dividends that would be paid, during the time such award is outstanding, on the shares of our common stock covered by such award as if such shares were then outstanding.

        Change in Control.    Unless otherwise expressly provided in an applicable award agreement, all awards outstanding under the Amended and Restated LTIP will fully vest and become payable if the Company experiences a change in control (as defined in the Amended and Restated LTIP). If any awards do not fully vest and become payable, the Compensation Committee may provide that such awards will be terminated in exchange for a payment equal to their then-current value (if any) or provide that the exercisability of stock options and/or stock appreciation rights will be extended, but not beyond their stated term.

        Nonassignability.    Except to the extent otherwise provided in the applicable award agreement or approved by the Compensation Committee, no award or right granted to any person under the stock incentive plan will be assignable or transferable other than by will or by the laws of descent and distribution, and all awards and rights will be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

        The Board of Directors recommends a vote FOR the approval of an amendment and restatement of our 2004 Long-Term Incentive Plan to (i) extend the term of the 2004 Long-Term Incentive Plan through 2024, and (ii) to increase the number of authorized shares of common stock to be issued under the 2004 Long-Term Incentive Plan by 6,000,000 shares.

 Corporate Governance

        In light of applicable legal requirements, such as the Sarbanes-Oxley Act of 2002 and related rules promulgated by both the NYSE and the SEC, we provide the following discussion to inform you of our efforts to assure that we employ best practices in our corporate governance. A copy of our Corporate Governance Guidelines is available in the Investor Relations section of our website at www.sunstonehotels.com. In addition, a printed copy of the Corporate Governance Guidelines will be provided without charge upon request to Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary.

        We have also established conflict of interest and other policies to serve the long-term interests of our stockholders and further align the interests of our directors and management with our stockholders.

Conflict of Interest Policy

        We have adopted a policy which provides that the approval of our Nominating and Corporate Governance Committee is required for any transaction involving us and any of our directors, officers or employees, or any entity in which any of our directors, officers or employees is employed or has an interest of more than 5%.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics, which requires, among other things, that directors, officers and employees act in the best interest of the Company. The Code of Business Conduct and Ethics also prohibits our directors, officers and employees from taking (or directing to a third party) a business opportunity that is discovered through the use of corporate property, information or position, unless we have already been offered the opportunity and turned it down, in which case our Nominating and Corporate Governance Committee must in any event approve the director, officer or employee interest therein. More generally, our directors, officers and employees are prohibited from using corporate property, information or position for personal gain. The Code of Business Conduct and Ethics is posted in the Investor Relations section of our website at www.sunstonehotels.com. In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request to Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary.

Pledging and Hedging Policies

        We have established pledging and hedging policies applicable to our directors, officers and other employees (collectively referred to in this section only as "insiders" and individually as an "insider").

  Margin Accounts and Pledges

        Securities held in a margin account or pledged as collateral for a loan may be sold without the insider's consent by the broker if the insider fails to meet a margin call or by the lender in foreclosure if the insider defaults on the loan. Because a margin or foreclosure sale may occur at a time when the insider is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, insiders are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. An exception to this prohibition may be granted where the insider wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. If the insider wishes to pledge Company securities as collateral for a loan, the insider must submit a request for approval to the

Chief Financial Officer at least one month prior to the proposed execution of documents evidencing the proposed pledge.

  Hedging Transactions

        Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involve the establishment of a short position in the Company's securities and limit or eliminate an insider's ability to profit from an increase in the value of the Company's securities. Such transactions are complex and involve many aspects of the federal securities laws, including filing and disclosure requirements. Therefore, the Company requires insiders that wish to enter into such an arrangement to first pre-clear the proposed transaction. Any request for pre-clearance must be submitted to the Chief Financial Officer at least one month prior to the proposed execution of documents evidencing the proposed transaction.

Sustainability Practices

        All of our hotels currently participate in some form of a sustainability program, and we are committed to expand these programs over the next several years. Currently, our sustainability programs cover such areas as energy conservation, water conservation, waste reduction and recycling. Sunstone is in the process of investing upwards of $20.0 million to implement a comprehensive energy-efficiency program aimed not only at making our hotels more energy efficient and environmentally-friendly, but also at enhancing the profitability of our hotels. Our energy-efficiency program includes, but is not limited to, retro-fitting incandescent lighting systems with new LED fixtures, guestroom "smart" thermostats that adjust room conditions based on whether the room is occupied or not, laundry outsourcing, low-flow toilet systems and energy co-generation facilities.

        We continue to seek new sustainability innovations to implement across our portfolio. While the lodging industry's sustainability efforts are at an early stage, the various hotel brands are aligned with us in their desire to advance sustainability programs. Together we are committed to improving the energy efficiency, and environmental impact of our hotels.

Independence of Directors and Committees

        The Board of Directors has determined that a majority of the current Board of Directors is independent as defined under the NYSE's rules and that a majority of the Board of Directors will be independent if the slate of directors up for election in Proposal 1 of this proxy statement are elected. Directors who serve on the Compensation Committee and the Nominating and Corporate Governance Committee are also subject to these independence requirements. Directors who serve on the Audit Committee are subject to these and additional independence requirements.

        To be considered independent under the NYSE's rules, the Board of Directors must determine that a director does not have a material relationship with Sunstone and/or its consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities).

        The Board of Directors undertook a review of the independence of the directors nominated for election at the upcoming annual meeting. During this review, the Board of Directors considered the transactions and relationships between each director or any member of his or her immediate family and Sunstone and its subsidiaries and affiliates as reported under "Certain Relationships and Related Transactions" below. The Board of Directors also examined transactions and relationships between directors or their affiliates and members of the senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that such director is independent.

        As a result of this review, the Board of Directors affirmatively determined that Messrs. Batinovich, Lewis, Locker, Pasquale, Russell and Wolff and Ms. Behar are independent of Sunstone and its management under the independence standards of the NYSE.

The Board of Directors Leadership Structure

        Mr. Locker serves as our Non-Executive Chairman and Mr. Cruse as our Chief Executive Officer and a director. Assuming that the nominees listed in Proposal 1 are elected as directors at the 2014 annual meeting, Mr. Locker will continue to serve as our Non-Executive Chairman and Mr. Cruse as our Chief Executive Officer and a director.

        Since October 26, 2004, the roles of chairman and chief executive officer have been held separately. Though the Board of Directors does not have a policy as to whether the chairman should be an independent director, an affiliated director, or a member of management, when the chairman is an affiliated director or a member of Company management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will annually appoint from among themselves an independent co-chairman or lead independent director (consistent with our bylaws and our corporate governance guidelines).

        The role of the Non-Executive Chairman is to coordinate the activities of the independent directors, coordinate with the Chief Executive Officer and corporate secretary to set the agenda for Board of Directors' meetings, chair executive sessions of the independent directors, provide leadership to the Board of Directors and uphold high corporate governance and ethical standards, communicate effectively with management on a regular basis, provide support and advice to the Chief Executive Officer, facilitate communication between and among the independent directors and management, take a lead role in the Board of Director's self-assessment and evaluation processes, and perform the other duties either specified in the corporate governance guidelines or assigned from time to time by the Board of Directors.

        Furthermore, our Board of Directors currently has seven independent members and two non-independent members, Messrs. Cruse and Arabia. Assuming that the nominees listed in Proposal 1 are elected as directors at the 2014 annual meeting, our Board of Directors will continue to have seven independent members and two non-independent members. A number of the members of our Board of Directors are currently serving or have served as members of senior management of other public companies and have served as directors of other public companies. We have four board committees comprised solely of independent directors.

        Our Board of Directors believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling our Non-Executive Chairman to facilitate our Board of Directors' independent oversight of management, promote communication between management and our Board, and support our Board's consideration of key governance matters.

Risk Oversight

        Our Audit Committee is primarily responsible for overseeing the Company's risk management processes on behalf of the full Board of Directors. The Audit Committee receives reports from management at least quarterly regarding the Company's assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers the Company's risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing the Company and the Company's general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the Board of Directors' appetite for risk. While the Board of Directors oversees the Company's risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that the Board of Directors leadership structure supports this approach.

        Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and procedures and has met with management to review whether our compensation programs may create incentives to our employees to take excessive or inappropriate risks that could have a material adverse effect on the Company. We believe that features of our programs, including the mix of long- and short-term incentives and equity grants, as well as our internal financial and legal controls, appropriately mitigate the risk of an employee taking action that harms the Company for short-term compensation benefits for the employee.

Director Attendance at Meetings

        Each of our directors is expected to attend each annual meeting of stockholders and all meetings of the Board of Directors. The Board of Directors held eight meetings and acted by written consent on four occasions in 2013. During that period, all directors attended at least 75% of the aggregate of the meetings of the Board of Directors and all committees of the Board of Directors on which they served during the periods in which they served. In addition, all of our directors attended our annual meeting of stockholders in 2013.

Stockholder Communication with the Board of Directors and Non-Employee Directors

        Stockholders may communicate any matters they wish to raise with the directors by writing to the Board of Directors, Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary. Stockholders should provide proof of stock ownership with their correspondence. All communications from verified stockholders will be received and processed by the Secretary and then directed to the appropriate member(s) of the Board of Directors.

        In addition, any interested party who wishes to communicate directly with our non-employee directors may contact Mr. Locker, our Non-Executive Chairman, at the mailing address of the Company's executive offices at 120 Vantis, Suite 350, Aliso Viejo, California 92656. All communications will be received and processed on a confidential basis by the Secretary and then directed to the appropriate non-employee director(s).

 Committees of the Board of Directors

Committees

        Our Board of Directors complements its oversight responsibilities through the following four standing committees, each of which is briefly described below: the Compensation Committee, the Audit Committee, the Investment and Finance Committee and the Nominating and Corporate Governance Committee. Each of our committees has a charter, current copies of which may be viewed in the Investor Relations section of our website at www.sunstonehotels.com. In addition, printed copies of our committee charters will be provided without charge upon request to Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, California 92656, Attention: Secretary.

Compensation Committee

        The Compensation Committee determines compensation and benefits for all executive officers, oversees our equity compensation plans and assists in the establishment of compensation policies applicable to employees generally. The members of the Compensation Committee are independent directors as required by the listing standards and rules of the NYSE, are "non-employee" directors within the meaning of Section 162(m) of the Code, and the applicable rules of the SEC, and are "non-employee directors" for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

        The current members of our Compensation Committee are Douglas M. Pasquale, Lewis N. Wolff and Thomas A. Lewis, who serves as the chair. The Compensation Committee held four meetings and acted by written consent on one occasion during 2013. The Company expects that after the annual meeting, the Compensation Committee members will remain the same.

Audit Committee

        Our Board of Directors has adopted an Audit Committee charter, which defines the Audit Committee's purposes to include oversight of:

  •
  the integrity of our financial statements;

  •
  our compliance with legal and regulatory requirements;

  •
  the independent auditors' qualifications and independence;

  •
  the performance of the independent auditors and our internal audit function; and

  •
  preparation of an audit committee report as required by the SEC for inclusion in our annual proxy statement.

        All of the members of the Audit Committee are financially literate within the meaning of the listing standards and rules of the NYSE. At least one member is an audit committee financial expert as that term is defined by applicable rules of the SEC, and at least one member possesses accounting and financial management expertise within the meaning of the listing standards and rules of the NYSE. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the rules of both the NYSE and the SEC.

        The current members of our Audit Committee are Andrew Batinovich, Z. Jamie Behar and Keith P. Russell, who serves as the chair. The Audit Committee held seven meetings during 2013. We expect that after the annual meeting, the Audit Committee members will remain the same.

Audit Committee Financial Expert

        The Board of Directors has determined that each of Andrew Batinovich, Z. Jamie Behar and Keith P. Russell is qualified as an audit committee financial expert within the meaning of SEC regulations. In making this determination, the Board of Directors considered the following qualifications: (a) understanding of generally accepted accounting principles, or GAAP; (b) ability to apply GAAP to accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the issues likely to be raised by our financial statements, or experience actively supervising persons engaged in these activities; (d) understanding of internal control over financial reporting; and (e) understanding of audit committee functions.

Investment and Finance Committee

        The Board of Directors created the Strategic Planning and Capital Markets Committee to evaluate, review and approve initiatives relating to the Company's strategic plan, capital structure and liquidity. The Strategic Planning and Capital Markets Committee held six meetings during 2013.

        Effective February 19, 2014, the Board of Directors elected to re- name and -purpose the Strategic Planning and Capital Markets Committee. Specifically, the Board of Directors (a) changed the name of the Strategic Planning and Finance Committee to the Investment and Finance Committee and (b) charged the Investment and Finance Committee with assisting the Board of Directors in executing its responsibilities concerning the Company's capital structure, leverage, liquidity, capital transactions/financings and investments. The Board of Directors retained strategic planning as a matter to be determined and approved by all members of the Board of Directors as opposed to a committee.

        The current members of our Investment and Finance Committee are Andrew Batinovich, Z. Jamie Behar, Keith P. Russell and Douglas M. Pasquale, who serves as the chair. The Company expects that after the annual meeting, the Investment and Finance Committee members will remain the same.

Nominating and Corporate Governance Committee

        The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to select, or to recommend to the Board of Directors, nominees for election at any annual meeting, or any special meeting of stockholders, and any person to be considered to fill a vacancy or a newly created directorship that is the result of any increase in the authorized number of directors. The Nominating and Corporate Governance Committee is also responsible for nominating board committee members, reviewing our corporate governance guidelines, assisting with the annual evaluation of the Board of Directors and approving certain transactions involving a conflict of interest. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is independent within the meaning of the listing standards of the NYSE.

        In connection with its annual process for identifying directors to nominate or renominate, or to be recommended to the Board of Directors for nomination or renomination, the Nominating and Corporate Governance Committee seeks to determine whether the proposed candidate demonstrates an ability and willingness to:

  •
  maintain the highest personal and professional ethics, integrity and values;

  •
  represent the long-term interests of stockholders;

  •
  exercise independence of thought, objective perspective and mature judgment;

  •
  constructively challenge ideas and assumptions;

  •
  understand our business operations and objectives and provide thoughtful and creative strategic guidance;

  •
  contribute to the ongoing development and effective functioning of the Board of Directors;

  •
  dedicate sufficient time, energy and attention to ensure the diligent and thoughtful performance of his or her duties; and

  •
  demonstrate sincere commitment to our long-term success and the achievement of its objectives.

        Additionally, in reviewing the qualifications of particular candidates, the Nominating and Corporate Governance Committee may choose to recommend individuals who can contribute an important, special or unique skill, expertise or perspective to the Board of Directors. The Nominating and Corporate Governance Committee recommends, among other things, whether the existing Board of Directors contains the appropriate size, structure and composition, whether some or all of the incumbent directors should be recommended to the Board of Directors for re-nomination, and whether the Board of Directors should be enlarged to include additional directors.

        The Nominating and Corporate Governance Committee will consider as potential director nominees candidates recommended by various sources, including any member of the Board of Directors or senior management. The Nominating and Corporate Governance Committee may also retain a third-party search firm to identify candidates. The Nominating and Corporate Governance Committee also considers recommendations for nominees that are timely submitted by stockholders and only if such recommendations are delivered in the manner prescribed by the advance notice provisions contained in Article II, Section 2.11 of our bylaws for stockholder proposals. See "Stockholder Proposals for the 2015 Annual Meeting." In addition to satisfying the timing, ownership and other requirements specified in Article II, Section 2.11 of the bylaws, a stockholder's notice must set forth as to each person whom the stockholder proposes to recommend that the committee nominate for election to the Board of Directors all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act and our bylaws (including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected). Properly communicated stockholder recommendations will be considered in the same manner as recommendations received from other sources.

        The current members of our Nominating and Corporate Governance Committee are Douglas M. Pasquale, Keith P. Russell, Lewis N. Wolff and Z. Jamie Behar, who serves as the chair. The Nominating and Corporate Governance Committee held seven meetings during 2013. We expect that after the annual meeting, the Nominating and Corporate Governance Committee members will remain the same.

Committee Membership

        The table below summarizes both the current and expected (assuming that the nominees listed in Proposal 1 are elected as directors at the annual meeting) membership information for each of the Board of Directors committees:

	Compensation	Audit	Nominating and Corporate Governance	Investment and Finance
Mr. Batinovich		X		X
Ms. Behar		X	X*	X
Mr. Lewis	X*
Mr. Locker
Mr. Pasquale	X		X	X*
Mr. Russell		X*	X	X
Mr. Wolff	X		X

*
Chair

Executive Sessions of Independent Directors

        Ms. Behar and Messrs. Batinovich, Lewis, Locker, Pasquale, Russell and Wolff are currently our independent, non-employee directors. The independent, non-employee directors held executive sessions at least once each quarter in 2013. Following the annual meeting, we expect that our non-employee directors will remain the same as set forth in the immediately preceding sentence, and that Mr. Locker will preside over executive sessions of the non-employee directors.

 Report of the Audit Committee of the Board of Directors

        The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Sunstone's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

        The Audit Committee (the "Committee") of the Board of Directors of Sunstone Hotel Investors, Inc. ("Sunstone" or the "Company") is composed of three directors, each of whom meets the independence and other requirements of the New York Stock Exchange. Keith P. Russell, Andrew Batinovich and Z. Jamie Behar all qualify as "audit committee financial experts."

        Management of Sunstone has responsibility for preparing the Company's financial statements, including the Company's internal control over financial reporting. Ernst & Young LLP, acting as independent registered public accountants, is responsible for performing an audit of the Company's annual consolidated financial statements in accordance with generally accepted accounting principles (GAAP) and for issuing a report on those statements. Ernst & Young LLP also reviews the Company's interim financial statements in accordance with applicable auditing standards. Ernst & Young LLP also is responsible for auditing Sunstone's effectiveness of internal controls over financial reporting and issuing a report thereon. The Committee is responsible for the integrity of the Company's financial statements and internal control structure on behalf of the Board of Directors. The Committee met seven times during 2013, including meetings regularly with Ernst & Young LLP and the internal auditor, both privately and with management present.

        In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management and Ernst & Young LLP the audited financial statements for the year ended December 31, 2013 as well as the interim financial statements for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013. These reviews included a discussion of:

  •
  critical accounting policies of the Company;

  •
  the reasonableness of significant financial reporting estimates and judgments made in connection with the financial statements, including the quality (and not just acceptability) of the Company's accounting policies;

  •
  with the Company's internal and independent auditors of the scope for their respective audits and the results of their respective reviews, their evaluations of the overall quality of the Company's internal controls and financial reporting;

  •
  the annual management letter issued by Ernst & Young LLP; and

  •
  the potential effects of regulatory and accounting initiatives on the Company's financial statements.

        The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board, or the PCAOB, in Rule 3200T. In addition, the Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent auditors the auditors' independence from Sunstone and its management, including the matters in the written disclosures and letter required by applicable requirements of the PCAOB.

        Among other matters, the Committee also:

  •
  reviewed the level of fees paid and engaged the internal and independent auditor and appointed Ernst & Young LLP to serve in the capacity of independent auditor during 2013;

  •
  reviewed Ernst & Young's performance, qualifications and quality control procedures;

  •
  reviewed and approved the Company's policy for the pre-approval of audit and permitted non-audit services by the independent auditor and reviewed and approved fees and services;

  •
  consulted with management and Ernst & Young LLP with respect to the Company's processes for risk assessment including meetings with the Chair of the Committee and the lead audit partner;

  •
  reviewed significant legal developments which affect or could affect the Company;

  •
  reviewed communications from and management's responses to governmental agencies for matters of material significance;

  •
  reviewed and approved the type and presentation of information, including earnings guidance, to be included in the Company's earnings releases and financial supplemental disclosures; and

  •
  reviewed and responded to any calls placed on the Sunstone Business Conduct and Ethics Line.

        Members of the Committee are not full-time employees of Sunstone and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with U.S. generally accepted accounting principles or that the Company's auditors are in fact "independent."

        In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee charter, the Committee recommended to the Board of Directors the inclusion of the audited financial statements in Sunstone's 2013 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Keith P. Russell, Chair
Andrew Batinovich
Z. Jamie Behar

February 18, 2014

 Compensation of Directors

Compensation of the Company's Board of Directors for 2013

        During the second quarter of 2013, the Nominating and Corporate Governance Committee engaged FPL Associates L.P., or FPL, to review current market terms of director compensation programs/levels within the REIT industry. FPL prepared an analysis that detailed the 2012 director compensation programs (as disclosed in 2013 proxy statements) for two select groups of publicly-traded REITs, comprised of (a) a hotel peer group consisting of seven companies with implied equity market capitalizations ranging from approximately $2 billion to $17 billion and (b) a size/geographic peer group consisting of 12 companies with implied equity market capitalizations ranging from approximately $1.5 billion to $8.9 billion. In the report, FPL made the following observations of the Company's then-current director compensation program as compared to compensation programs for directors at the hotel and size/geographic peer companies:

  •
  Compensation fell in line with the 75th percentile compared against both the hotel and size/geographic peer groups on an estimated and actual/aggregate basis.

  •
  The annual board member retainer (inclusive of cash and equity) ranked at the 67th and 73rd percentiles compared to the hotel and size/geographic peer groups, respectively. However, when bifurcating the annual retainer, the cash component ($30,000) lagged the 25th percentile, while the equity award fell at or above the 75th percentile compared to both peer groups.

  •
  The Audit Committee chairperson had the most competitive retainer compared against the peer groups (between the 75th and 90th percentiles), followed by the Nominating and Corporate Governance Committee chairperson, which fell between the median and 75th percentiles; while the Compensation Committee chairperson fell in between the 25th and 50th percentiles.

  •
  Meeting fees fell at the median compared against the hotel peer group, while equivalent to the maximum of the size/geographic peer group; however, the difference between statistics was nominal. Only one-third of the size/geographic peer group companies provided meeting fees.

  •
  The value of equity compensation as a percentage of overall compensation was above the maximum for the hotel peer group and in line with the 75th percentile for the size/geographic peer group, demonstrating that director compensation is aligned with the Company and its stockholders.

        Given the Company's competitive pay positioning for directors, FPL recommended only a few minor changes to the director compensation program, with the intent of preserving the then-current director compensation levels while at the same time eliminating meeting fees. After consideration of the FPL report and consultation with FPL representatives, effective as of August 5, 2013, the Board of Directors elected to modify its compensation structure as follows, which changes are estimated to result in less than a three percent increase in aggregate director compensation: (a) to eliminate meeting fees for Board of Director and committee meetings unless, in a given calendar year, the aggregate number of Board of Director or committee meetings exceeds eight (in which case participant members of the Board of Directors or any committee will be paid $1,500 for each meeting in excess of eight); (b) to standardize the annual cash retainer paid to the chair of each committee of the Board of Directors at $20,000 (representing zero increase of the annual cash retainer paid to the chair of each of our Audit Committee and Investment and Finance Committee, and a $10,000 increase of the annual cash retainer paid to the chairs of each of our Compensation Committee and Nominating and Corporate Governance Committee); (c) to increase the annual cash retainer paid to each member of our Board of Directors from $30,000 to $50,000 (payable in quarterly installments); (d) to provide for a $5,000 annual cash retainer payable to each member (other than the chairperson) of each committee of our Board of Directors; and (e) to modify vesting periods for director stock grants such that stock grants to directors with less than five years of service as of the date of the grant will be subject to a three year vesting period and stock grants to directors with at least five years of service as of the date of the grant will vest immediately. Each member of the Board of Directors will continue to receive an annual stock grant having a grant-date value of $100,000.

        Starting in 2011, the Nominating and Corporate Governance Committee began implementation of stock ownership requirements for Company directors. Under these guidelines, each existing director (with the exception of Ms. Behar) was required, within three years of January 1, 2011, to hold stock valued at no less than three times the amount of the annual cash retainer paid to such director; and, for any new director, compliance with the guidelines is required within three years after being elected to the Board of Directors. To determine compliance with the "stock ownership" guidelines, (a) we will include, in addition to shares the individual director owns outright, awarded but unvested restricted shares of Company stock and (b) we will calculate the value of each director's stock holdings based on the average closing price on the NYSE of the Company's common stock for the year ended immediately prior to the applicable January 1 determination date. As of January 1, 2014, each member of the Company's Board of Directors met or exceeded the stock ownership requirements. Due to rules implemented by her employer, all director fees for Ms. Behar (including the value of the annual stock grant and attendance fees) are paid in cash to her employer.

        Directors are also entitled to reimbursement for expenses incurred in fulfilling their duties as our directors and receive complimentary hotel rooms at our hotels and resorts when on personal travel.

2013 Independent Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(5)	Total ($)
Andrew Batinovich	63,500	100,495(3)	832	164,827
Z. Jamie Behar(4)	186,000	—	—	186,000
Thomas A. Lewis	66,000	100,495(3)	914	167,409
Keith M. Locker	116,500	160,790(3)	1,413	278,703
Douglas M. Pasquale	84,000	100,495(3)	832	185,327
Keith P. Russell	88,000	100,495(3)	914	189,409
Lewis N. Wolff	63,500	100,495(3)	1,157	165,152

(1)
The amounts in this column are comprised as follows: (i) fees for service during 2013 and paid in 2013: Mr. Batinovich—$48,500, Ms. Behar—$66,000, Mr. Lewis—$48,500, Mr. Locker—$89,000, Mr. Pasquale—$64,000, Mr. Russell—$68,000, and Mr. Wolff—$48,500; (ii) fees for service during the fourth quarter of 2013 and paid in the first quarter of 2014: Mr. Batinovich—$15,000, Ms. Behar—$20,000, Mr. Lewis—$17,500, Mr. Locker—$27,500, Mr. Pasquale—$20,000, Mr. Russell—$20,000, and Mr. Wolff—$15,000; and (iii) for Ms. Behar only, $100,000 of this amount represents the value of the annual stock grant given in 2013 to our independent directors for serving on our Board of Directors which will be paid in cash to her employer in three equal annual installments beginning with the first anniversary of the grant date of May 2, 2013. Fees for service during the fourth quarter of 2012 and paid in the first quarter of 2013 are not reflected in this column.

(2)
The amounts in this column represent the grant date fair value for grants of restricted stock made to the director in 2013 as prescribed by Accounting Standards Codification Topic 718, Compensation—Stock Compensation (referred to herein as ASC Topic 718).

(3)
Each of our independent directors received a stock grant of shares in 2013 having a value equal to $100,000 for serving on our Board of Directors. In addition, Mr. Locker received a restricted stock grant having a value of $60,000 for his service as our Non-Executive Chairman. To determine the number of restricted shares granted, the dollar amount is divided by the average closing price of the Company's stock over the 20 trading days ending three business days prior to the grant date. Accordingly, based on a grant date of May 2, 2013 and the average closing price of the Company's common stock over the 20 trading days ending three days prior to such date (which average price was $12.20), each of the independent directors was granted 8,197 shares of restricted stock (and, in addition, Mr. Locker received 4,918 shares of restricted stock for his service as our Non-Executive Chairman), with a grant date fair value of $100,495 (and an additional $60,295 for Mr. Locker), as prescribed by ASC Topic 718. The grant date fair value of the restricted stock awards granted to our independent directors equals the number of shares of restricted stock multiplied by the closing common share price of $12.26 on the NYSE on the date of the grant (May 2, 2013).

(4)
Due to rules implemented by her employer, all director fees for Ms. Behar (including the value of the annual stock grant and attendance fees) are paid in cash to her employer.

(5)
Represents dividends paid in 2013 on awarded but unvested restricted shares of Company common stock.

Compensation of the Company's Board of Directors for 2014 and Non-Executive Chairman Compensation

        We currently expect that the compensation for our Board of Directors in 2014 will remain the same as described above under "Compensation of the Company's Board of Directors for 2013," though we continue to evaluate all compensation policies on an ongoing basis, so no assurance can be given that we will not change aspects of our director compensation in the future.

        In October 2011, FPL was retained by the Nominating and Corporate Governance Committee to review the appropriate compensation program for our Non-Executive Chairman as compared to other public real estate companies, including our peers that have an independent, non-executive chairman. Based on the results of this analysis and its own subjective analysis of our Non-Executive Chairman's anticipated role and responsibilities, the Nominating and Corporate Governance Committee recommended to our Board of Directors and the Board of Directors approved the following compensation for our Non-Executive Chairman, effective as of November 7, 2011: Mr. Locker will receive, in addition to the aforementioned standard compensation received by other members of our Board of Directors, a $60,000 cash retainer and a restricted stock grant having a value of $60,000 (which grant will vest immediately). As discussed above under "Compensation of the Company's Board of Directors for 2013," our Nominating and Corporate Governance Committee engaged FPL in the second quarter of 2013. As part of this engagement, FPL reviewed the retainer paid to our Non-Executive Chairman, and concluded that no modification to the Non-Executive Chairman's retainer was warranted. Accordingly, assuming Mr. Locker is elected by our stockholders at the 2014 annual meeting to continue his service as a member of the Company's Board of Directors (and also assuming he continues to serve as our Non-Executive Chairman), we expect that Mr. Locker will receive (1) a stock grant of shares having a value equal to $160,000 (comprised of (a) $100,000 as part of the base annual stock grant received by all members of the Company's Board of Directors for service from May 1, 2014 to the date of the Company's 2015 annual meeting, and (b) $60,000 for Mr. Locker's service as our Non-Executive Chairman from May 1, 2014 to the date of the Company's 2015 annual meeting) and (2) a cash retainer of $110,000 (comprised of (a) $50,000 as part of the base annual cash retainer received by all members of the Company's Board of Directors for service from May 1, 2014 to the date of the Company's 2015 annual meeting, and (b) $60,000 for Mr. Locker's service as our Non-Executive Chairman from May 1, 2014 to the date of the Company's 2015 annual meeting).

 Executive Officers

        The following sets forth biographical information regarding our Named Executive Officers for the year ended December 31, 2013, other than Messr. Cruse and Arabia, whose biographical information is set forth above under "Proposal 1: Election of Directors."

        Bryan A. Giglia, 38, is our Senior Vice President—Chief Financial Officer. Prior to his appointment to Chief Financial Officer, Mr. Giglia served as Senior Vice President—Corporate Finance since March 1, 2010 and oversaw capital market transactions, corporate financial planning and analysis, and investor relations. Mr. Giglia joined the Company in March 2004 as a financial analyst, serving in the capacity of Director of Finance from October 2005 through February 2007. From March 2007 to February 2010, he served as Vice President—Corporate Finance. From August 1998 to August 2002, he served in a variety of accounting positions for Hilton Hotel Corporation. From August 2002 until joining the Company in March 2004, Mr. Giglia attended the Marshall School of Business at the University of Southern California, where he earned an M.B.A. degree. Mr. Giglia earned his B.S. degree in Business Administration from the University of Arizona.

        Marc A. Hoffman, 56, is our Executive Vice President—Chief Operating Officer. Mr. Hoffman joined us in June 2006 as Vice President—Asset Management, and was appointed Senior Vice President—Asset Management in January 2007 and Executive Vice President and Chief Operating Officer on February 18, 2010. For the twenty-seven years prior to joining Sunstone, Mr. Hoffman served in various positions at Marriott International, Inc., including General Manager of The Vail Marriott, General Manager of Marriott's Harbor Beach Resort and Spa, Marriott Market Manager for Fort Lauderdale, General Manager of The Ritz-Carlton Palm Beach (where under Mr. Hoffman's leadership, the hotel obtained the Mobil 5 Star Award), and most recently as Vice President and Managing Director of Grande Lakes Orlando, which included the 1,000-room JW Marriott, the 584-room Ritz-Carlton Resort and Spa and The Ritz-Carlton Golf Club. Mr. Hoffman holds an A.O.S. degree from The Culinary Institute of America and a B.A. degree from Florida International University.

        Robert C. Springer, 36, is our Senior Vice President—Chief Investment Officer. Mr. Springer joined us in May 2011 as Senior Vice President—Acquisitions. On February 15, 2013, he was promoted to Senior Vice President—Chief Investment Officer. Prior to joining Sunstone, Mr. Springer served as a Vice President in the Merchant Banking Division of Goldman, Sachs & Co. ("Goldman") and in the firm's principal lodging investing activity, which investments were primarily placed through the Whitehall Street Real Estate series of private equity funds, as well as the Goldman Sachs Real Estate Mezzanine Partners fund. Mr. Springer's involvement with these funds included all aspects of hotel equity and debt investing, as well as asset management of numerous lodging portfolios. Mr. Springer joined Goldman in February 2006. Prior to joining Goldman, Mr. Springer worked in both the feasibility and acquisitions groups at Host Hotels & Resorts from 2004 to 2006 and was integral to the closing of several large lodging deals. Mr. Springer started his career with PricewaterhouseCoopers, LLP in the Hospitality Consulting Group from 1999 to 2004. Mr. Springer holds a B.S. degree in Hotel Administration from Cornell University.

 Executive Officer Compensation

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis explains our compensation philosophy and policies that apply to our executive officers, including the Named Executive Officers listed in the Summary Compensation Table below. It explains the structure and rationale associated with each material element of the compensation program for the Named Executive Officers, describes the actual compensation paid to our Named Executive Officers for 2013, and provides important context for the more detailed disclosure relating to our Named Executive Officers in the compensation tables following this Compensation Discussion and Analysis.

        In accordance with the rules of the SEC, each of Messrs. Cruse, Arabia, Giglia, Hoffman and Springer are Named Executive Officers. Accordingly, this Compensation Discussion and Analysis discusses certain on-going arrangements with respect to the Named Executive Officers. This Compensation Discussion and Analysis contains statements regarding Company performance targets and goals. These targets and goals are disclosed in the limited context of our executive compensation programs and should not be understood to be statements of management's future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Say-on-Pay

        The Board of Directors and our management team understand it is our responsibility to structure our compensation program in a way that is highly aligned with the interests of our stockholders. Although the advisory stockholder vote on executive compensation is non-binding, the Compensation Committee has considered and will continue to consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Improvements to the Company's Compensation and Governance Programs

        Though the Compensation Committee believes that the stockholder vote on our 2013 "say-on-pay" proposal endorses the Company's compensation program, the Compensation Committee has continued to improve the Company's compensation program to more closely align compensation with the interests of our stockholders. Likewise, the Board of Directors continues to improve corporate governance. Examples of recent improvements to the Company's compensation and governance programs include the following:

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  New Restrictions on Classifying Directors:  Effective April 2013, the Company amended its charter to prohibit the directors of the Company from being divided into classes pursuant to Title 3, Subtitle 8 of the Maryland General Corporation Law (the "MGCL"). The prohibition on classification may not be repealed unless the repeal of such prohibition, or the classification of the directors pursuant to Section 3-803 of the MGCL, is approved by the affirmative vote of at least a majority of the votes cast on the matter by stockholders of the Company entitled to vote generally in the election of directors.

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  Majority Voting Standard for Directors / Director Resignation Policy:  Effective March 2012, (a) the Company's bylaws were amended to change the voting standard for the election of directors from a plurality to a majority of all of the votes cast in uncontested elections; provided that, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of all votes cast for election of directors at the meeting, and (b) the Company adopted a director resignation policy, which requires that any incumbent director who receives a greater number of "withheld" votes from his or her election than votes "for" such election to promptly tender his or her resignation to the Board of Directors following the final tabulation of the stockholder vote in any uncontested election of directors. These changes demonstrate the Company's commitment to accountability, at both the management and board levels, and ensure that stockholders' votes will effectively determine the composition of our Board of Directors.

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  New Limits on Share Recycling:  Effective February 2012, the LTIP was amended to revise the share counting provisions in order that (a) no shares of common stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award is again available for transfer pursuant to awards granted under the LTIP and (b) the number of shares of common stock taken into account with respect to stock appreciation rights exercisable for shares of common stock will be the number of shares underlying the stock appreciation rights upon grant (regardless of the number of shares delivered upon settlement of the award).

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  Annual Incentive Awards Tied to Absolute TSR and Relative TSR:  Starting in 2012, the Compensation Committee tied annual incentive compensation to both absolute and relative total stockholder return, or TSR. For 2012 and 2013, absolute TSR and relative TSR accounted for 40% and 50%, respectively, of the objective performance measures against which executive officers were evaluated for incentive compensation, and in 2014 is expected to account for 50%.

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  Pay for Performance / Increase to "At-Risk" CEO Compensation:  The majority of total compensation opportunities for our Named Executive Officers is in the form of "at-risk" compensation. We believe this approach establishes strong financial incentives for our Named Executive Officers to maximize stockholder value. Variable compensation is tied to the achievement of performance goals or stock price improvement and includes annual incentive cash bonuses and equity incentive awards, the vesting of which is based on continued employment over the applicable vesting period. For our CEO in particular, "at-risk" compensation was approximately 79% in 2011, 80% in 2012 and 2013, and is expected to be 80% in 2014 (expressed as the ratio of (a) target cash and equity incentive awards over (b) (x) target cash and equity awards plus (y) annual base salary rate).

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  CEO Stock Ownership Requirements:  In 2012, the Compensation Committee began implementation of stock ownership requirements for the Company's CEO, whereby our CEO is required, within three years of January 1, 2012, to hold stock valued at no less than six times his annual base salary rate; and, for any new CEO, compliance with the policy will be required within four years after being appointed as the Company's CEO. CEO stock ownership requirements are described in more detail below under the heading "Security Ownership of our Chief Executive Officer." As of January 1, 2014, Mr. Cruse exceeded the stock ownership requirements.

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  Director Stock Ownership Requirements:  Starting in 2011, the Nominating and Corporate Governance Committee began implementation of stock ownership requirements for Company directors, whereby each existing director (with the exception of Ms. Behar who holds a de minimis amount of stock due to rules implemented by her employer that require all director fees to be paid in cash to her employer) was required, by not later than January 1, 2014, to hold stock valued at no less than three times the amount of the annual cash retainer paid to such director; and, for any new director, compliance with the guidelines will be required within three years after being elected to the Board of Directors. Director stock ownership requirements are described in more detail under the "Compensation of Directors" section above. As of January 1, 2014, each member of the Company's Board of Directors met or exceeded the stock ownership requirements.

Compensation Philosophy and Objectives

        The Compensation Committee seeks to attract, motivate and retain Sunstone's executive officers through competitive compensation arrangements that, within appropriate risk parameters, provide strong financial incentives for the executive officers to maximize stockholder value.

        Our executive compensation program is designed to reward performance relative to financial and other metrics that we believe will result in favorable total stockholder returns, both in terms of absolute appreciation in the value of our shares, and in terms of relative performance as compared to our peers, taking into consideration our competitive position within the real estate industry and each executive's contributions to the Company. The Compensation Committee has also designed the compensation program to reward our executive officers at levels that the Compensation Committee believes to be competitive for companies in its industry, including in part as a result of the review of executive officer compensation levels at certain companies in a peer group, as identified below. These compensation objectives are also furthered by the compensation program providing that a significant amount of the executive officer's total compensation will be variable and will be awarded by reference to these key financial metrics and other financial indicators. We have not adopted any formal policies or guidelines for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among different forms of cash and non-cash compensation. We believe the metrics for both the annual cash incentive bonuses and equity incentive awards for our Named Executive Officers demonstrate stockholder-favorable compensation practices. Our focus with respect to compensation of our Named Executive Officers is generally aligned with performance relative to key growth metrics, including TSR, return on assets and growing our share of business in the markets in which we compete.

Implementation of our Compensation Philosophy and Objectives

Compensation Committee

        The Compensation Committee assists the Board of Directors in discharging the Board of Directors' responsibilities relating to compensation of our executive officers. It evaluates and recommends to the Board of Directors appropriate policies and decisions relative to executive officer benefits, bonus, incentive compensation, severance, and equity-based or other compensation plans. It also oversees preparation of executive compensation disclosures for inclusion in our proxy statement and assists management in regulatory compliance with respect to compensation matters. The current members of our Compensation Committee are Thomas A. Lewis, Douglas M. Pasquale and Lewis N. Wolff, each of whom is "independent" within the meaning of the listing standards of the NYSE, is a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and is an "outside director" within the meaning of Section 162(m) of the Code.

        As described in more detail below, compensation for fiscal year 2013 for each of our Named Executive Officers was determined by the Compensation Committee based upon a review of the Company's performance, the individual performance of each Named Executive Officer, total compensation paid by the Company to each Named Executive Officer in prior years, and, in certain instances, taking into account certain peer group information provided by FPL. The Compensation Committee's analysis is discussed below in the context of each element and amount of compensation.

        The annual cash incentive bonus and equity incentive awards for a fiscal year are typically paid in the first quarter of the subsequent fiscal year, when audited financial statements for such fiscal year become available for the Company. For example, in February 2014, we paid the 2013 cash incentive bonuses and issued long-term equity incentive awards to the Named Executive Officers with respect to the Company's performance for fiscal year 2013.

Compensation Consultant

        To assist it in carrying out its responsibilities, the Compensation Committee is authorized to retain the services of independent compensation advisors for purposes of advice and consultation with respect to compensation of our executive officers. During fiscal year 2011, the Compensation Committee engaged FPL. The Compensation Committee has sole authority to retain or terminate FPL as the Compensation Committee's executive compensation consultant and to approve its fees and other terms of engagement.

The Compensation Committee will consider, not less than annually, the independence of FPL and its other advisors and determine whether any related conflicts of interest require disclosure.

        In making certain compensation decisions in 2011, the Compensation Committee relied upon FPL to:

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  assist in the selection of a group of peer companies (based on, among other things, industry, size and geography);

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  provide information on compensation paid by peer companies to their executive officers;

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  advise on alternative structures, forms of compensation and allocation considerations; and

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  advise on appropriate levels of compensation.

        Except as discussed above with respect to our non-employee directors, the Compensation Committee did not retain a compensation consultant in 2013.

Peer Group Information

        Except as discussed above with respect to our non-employee directors, the Compensation Committee uses comparison data from various companies in certain peer groups as a guide in its review and determination of base salaries, annual cash bonuses and restricted stock awards. During 2011, the Compensation Committee reviewed peer group data to assist in its determination regarding compensation for certain Named Executive Officers for 2011 and 2012, the award of restricted stock granted to Mr. Cruse in connection with his promotion to CEO on August 5, 2011, and compensation for our CEO for 2012. The Compensation Committee evaluates our performance and determines whether the compensation elements and levels that we provide to our executive officers are generally appropriate relative to the compensation elements and levels provided to their counterparts at our peer companies, in light of our performance relative to our peers and in light of each executive officer's contribution to our performance.

        In 2011, the Compensation Committee, with the help of FPL, determined the composition of our peer groups and the criteria and data used in compiling our peer group lists. The peer groups selected and used by the Compensation Committee are all public real estate companies and are divided into two groups: hotel REIT peers and size/geographic peers. Each peer group is discussed and identified below:

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  Hotel REIT Peer Group. This peer group consists of seven public hospitality REITs that the Company and FPL consider to be the most relevant peer group against which to benchmark compensation for Named Executive Officers. This peer group has total capitalization ranging from approximately $1.9 billion to $17.8 billion (as of December 31, 2010).

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  Size/Geographic-Based Peer Group. This peer group consists of 13 public real estate companies, six of which have corporate headquarters located within the State of California. This peer group focuses on a variety of asset classes and has total capitalization ranging from approximately $1.6 billion to $6.3 billion (as of December 31, 2010).

Hotel REIT Peer Group	Size/Geographic-Based Peer Group
Ashford Hospitality Trust, Inc.	Acadia Realty Trust
DiamondRock Hospitality Company	BioMed Realty Trust, Inc.
FelCor Lodging Trust Incorporated	BRE Properties, Inc.
Hersha Hospitality Trust	Choice Hotels International, Inc.
Host Hotels & Resorts, Inc.	Cousins Properties Incorporated
LaSalle Hotel Properties	DCT Industrial Trust, Inc.
Strategic Hotels & Resorts, Inc.	Douglas Emmett, Inc.
FelCor Lodging Trust Incorporated
Nationwide Health Properties, Inc.
PS Business Parks, Inc.
Realty Income Corporation
Saul Centers, Inc.
Strategic Hotels & Resorts, Inc.

        The peer group compensation analyses prepared by FPL in 2011 were utilized by our Compensation Committee for informational purposes only. The Compensation Committee did not engage in any formal benchmarking with respect to our Named Executive Officer compensation for 2013.

Management's Involvement in Compensation Decisions

        The Compensation Committee exercises independent discretion and judgment in making compensation decisions after evaluating the Company's performance, the executive's past performance, including the extent to which the executive has met or exceeded specified targets or affected the Company's performance, and the executive's long-term potential to enhance stockholder value. In connection with the executive compensation determination process, the Compensation Committee seeks input from the Company's CEO regarding the compensation of the Named Executive Officers other than the CEO. In addition, from time to time, the Compensation Committee will direct management to work with its consultant(s) in providing proposals, program design and compensation recommendations. The CEO does not provide recommendations for changes in his or her own compensation. Any proposed changes to CEO compensation are recommended to the Board of Directors by the Compensation Committee, and final deliberations and all votes regarding CEO compensation are made in executive sessions of the Board of Directors, without the CEO present. Only Compensation Committee members vote on recommendations to the full Board of Directors regarding changes in executive compensation.

Tax Considerations

  Section 162(m)

        Section 162(m) of the Code disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for our CEO and each of the other Named Executive Officers (other than our Chief Financial Officer), unless compensation is performance based. In approving the amount and form of compensation for our Named Executive Officers in the future, our Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m) of the Code. However, our Compensation Committee may, in its judgment, and currently does, authorize compensation payments that are subject to deduction limitations under Section 162(m) of the Code.

  Section 409A of the Code

        Section 409A of the Code requires that "nonqualified deferred compensation" be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, we design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our Named Executive Officers, in a manner intended either to be exempt from, or to satisfy the requirements of, Section 409A.

  Section 280G of the Code

        Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Code imposes a 20 percent penalty on the individual receiving the excess payment. Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive's prior compensation. In approving the compensation arrangements for our Named Executive Officers, our Compensation Committee considers all elements of the cost to our Company of providing such compensation, including the potential impact of Section 280G. However, our Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when it believes that such arrangements are appropriate to attract and retain executive talent. No Named Executive Officer is entitled to any tax gross-up payments in the event that any excise taxes are imposed on parachute payments.

  Accounting Standards

        Accounting Standards Codification Topic 718, Compensation—Stock Compensation (referred to as ASC Topic 718), requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, restricted stock units and performance units under our equity incentive award plan are accounted for under ASC Topic 718. Our Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Elements of Executive Compensation

        We use a portfolio of pay components to accomplish our compensation philosophy and objectives discussed above. Our executive compensation program consists of the following components:

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  Annual Base Salary—fixed base pay that reflects each executive's position and individual performance.

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  Annual Cash Incentive Bonuses—variable cash awards based on performance and responsibility level to compensate each executive officer for achieving our annual stockholder return and other corporate goals, and implementing our long-term plans and strategies.

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  Annual Equity Incentive Awards—variable equity awards also granted based on such performance and responsibility levels and designed to foster retention and align the executive officer's interests with the long-term interests of our stockholders.

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  Perquisites—perquisites consistent with industry practices in comparable REITs, as well as broad-based employee benefits such as medical, dental, vision, life insurance and disability coverage.

Annual Base Salary

        The annual base salary component of an executive officer's compensation is intended to provide a reasonable standard of living and a base wage at levels believed by the Compensation Committee to be competitive. The Compensation Committee reviews base salaries annually, but base salaries are not automatically increased pursuant to pre-determined formulas or otherwise and may not be increased if, among other things, the Compensation Committee believes that other elements of compensation are more appropriate in light of the Company's stated objectives or that increases are not appropriate for other reasons. This strategy is consistent with the Company's primary goal of offering compensation that is intended to incentivize an executive officer to seek to maximize stockholder returns and that is contingent on the achievement of performance objectives. Each executive officer's base salary serves as the base amount for determining annual cash and equity incentive award opportunities, which are calculated as percentages of such executive's base salary.

        The base salary of each of our executive officers is based on the review of the Compensation Committee described above and the following:

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  an assessment of the scope of the executive officer's responsibilities and leadership;

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  the executive officer's expertise and experience within the industry;

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  the Company's overall financial and business performance; and

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  the executive officer's contributions to the Company.

        This determination is not formulaic and is not based on specific Company or individual performance targets objectives, but rather is subjective and made in light of our compensation philosophy and objectives described above. The following is a discussion of the base salary determinations for each of our Named Executive Officers.

        Kenneth E. Cruse.    In connection with his promotion to President, Mr. Cruse's base salary was increased from $350,000 to $400,000, effective January 1, 2011, representing an increase of approximately 14%. Effective January 1, 2012, Mr. Cruse's base salary was increased to $550,000 in light of his promotion to CEO, representing an increase of 37.5%; and, effective January 1, 2013, his base salary was increased to $615,000, representing an increase of approximately 12%. Effective January 1, 2014, Mr. Cruse's annual base salary was increased to $627,300, representing an increase of 2%.

        John V. Arabia.    Mr. Arabia's annual base salary for the period of April 4, 2011 to December 31, 2012 was $375,000. Effective January 1, 2013, Mr. Arabia's base salary was increased to $415,000 in connection with his promotion to President, representing an increase of approximately 10.5%. Effective January 1, 2014, Mr. Arabia's annual base salary was increased to $423,300, representing an increase of 2%.

        Bryan A. Giglia.    Mr. Giglia's annual base salary for the period of January 1, 2013 to December 31, 2013 was $325,000. Effective January 1, 2014, Mr. Giglia's annual base salary was increased to $331,500, representing an increase of 2%.

        Marc A. Hoffman.    Mr. Hoffman's annual base salary was increased from $350,000 to $375,000 on February 17, 2011, representing an increase of approximately 7%, and remained at $375,000 until December 31, 2012. Effective January 1, 2013, his base salary was increased to $405,000, representing an increase of 8%. Effective January 1, 2014, Mr. Hoffman's annual base salary was increased to $413,100, representing an increase of 2%.

        Robert C. Springer.    Mr. Springer's annual base salary for the period of May 31, 2011 to December 31, 2012 was $285,000. Effective January 1, 2013, Mr. Springer's base salary was increased to $310,000 in connection with his promotion to Senior Vice President—Chief Investment Officer, representing an increase of approximately 9%. Effective January 1, 2014, Mr. Springer's annual base salary was increased to $316,200, representing an increase of 2%.

Annual Cash Incentive Bonuses and Annual Equity Incentive Awards

        We use annual cash incentive bonus and annual equity incentive awards to further motivate executive officers by establishing a relationship between the bonuses and awards and the performance of the Company and the executive officer. All of our executive officers are eligible to participate in the Executive Incentive Plan, which is described below. We believe that tying our executive officers' cash bonus and long-term equity compensation to the quantitative metrics discussed below provides a strong financial incentive to maximize stockholder value.

        The annual cash incentive bonus and equity incentive awards granted under the Executive Incentive Plan are intended to compensate our executive officers for achieving our annual financial goals at both the corporate and hotel asset levels and for implementing long-term plans and strategies. The annual cash incentive bonus and annual equity incentive award programs are based on performance and responsibility level rather than on the basis of seniority, tenure or other entitlement. Each year, the Compensation Committee establishes performance-based criteria, both corporate and individual, for each Named Executive Officer, and the level of achievement of those criteria determines the size of the annual bonuses and awards made to the Named Executive Officer in the next calendar year. This performance-based program is intended to encourage our officers to continually improve their capabilities to enhance performance and deliver positive business results.

        The annual equity incentive awards are also intended to encourage ownership, foster retention and align the executive officers' interests with the long-term interests of our stockholders. Historically, we have used restricted stock awards that are granted based on achievement of pre-established performance goals and generally vest over a three-year period. We use restricted stock for these awards in order to confer the full value of the equity because these awards are granted in respect of prior attainment of performance objectives, but we subject these awards to three-year vesting to provide retention and integrity incentives. Because the awards are only granted if certain performance criteria are met, we generally do not utilize additional performance-based criteria in connection with the vesting of these awards.

        As described further below, the Compensation Committee sets the target annual cash incentive bonus and equity incentive award levels for each Named Executive Officer based on the achievement of objective corporate performance criteria as well as subjective individual performance criteria. The amounts of the awards are set at levels designed to provide the executives with a significant incentive to enhance stockholder value. Accordingly, as discussed below, the target annual incentive cash bonus and target annual equity incentive award for each executive officer are set at levels that represent a significant percentage of such officer's overall compensation arrangements.

Criteria and Metrics for 2013 Incentive Compensation

        In the first quarter of 2013, the Compensation Committee established quantitative and qualitative performance measures for both the annual cash incentive bonuses and the annual equity incentive awards. For Mr. Cruse, 90% of each of the potential annual cash incentive bonus and the annual equity incentive award is based upon the achievement of the Eleven Goals (discussed below) and the remaining 10% is based upon achievement of individual goals (discussed below); for Messrs. Arabia and Hoffman, 75% of each of the potential annual cash incentive bonus and the annual equity incentive award is based upon the achievement of the Eleven Goals and the remaining 25% is based upon achievement of individual goals; and for Messrs. Giglia and Springer, 50% of each of the potential annual cash incentive bonus and the annual equity incentive award is based upon the achievement of the Eleven Goals and the other 50% is based upon achievement of individual goals. The relative weighting of the Eleven Goals and individual goals established by the Compensation Committee for each of our Named Executive Officers reflects its analysis of the appropriate amount of emphasis to place on both objective corporate and subjective individual goals, and not any pre-determined formula or methodology. The Compensation Committee may, at its discretion, adjust criteria to account for significant intra-year transactions and circumstances.

        The Compensation Committee determined that the amounts of the bonuses and awards to each Named Executive Officer would, either in part or in whole, be based on the achievement of the following eleven goals, each weighted as described (with the ranges representing variation in weighting among our Named Executive Officers as opposed to a range for each Named Executive Officer): (1) 4.17-7.50% based on relative total stockholder return from the last trading day in 2012 through the last trading day in 2013; (2) 4.17-7.50% based on relative total stockholder return from the last trading day in 2010 through the last trading day in 2013; (3) 4.17-7.50% based on relative total stockholder return from the last trading day in 2008 through the last trading day in 2013; (4) 4.17-7.50% based on absolute total stockholder return from the last trading day in 2012 through the last trading day in 2013; (5) 4.17-7.50% based on absolute total stockholder return from the last trading day in 2010 through the last trading day in 2013; (6) 4.17-7.50% based on absolute total stockholder return from the last trading day in 2008 through the last trading day in 2013; (7) 10.00-18.00% based on adjusted funds from operations per share of common stock; (8) 5.00-9.00% based on improvement to the Company's leverage profile; (9) 2.50-4.50% based on return on assets; (10) 5.00-9.00% based on improvement to the Company's fixed charge coverage ratio; and (11) 2.50-4.50% based on growth to revenue per available room, or RevPAR (collectively, the "Eleven Goals"). Each of the Eleven Goals is further discussed below.

        For each of the Eleven Goals, the Compensation Committee established four achievement levels—"Threshold," "Target," "High" and "Superior," and for each achievement level, a corresponding multiple for base salary for each Named Executive Officer. For any of the components, the amount granted to the applicable Named Executive Officer was the product of (a) his base salary, (b) the weighting for that component, (c) the multiple corresponding to the level of achievement and (d) the Compensation Committee's subjective assessment as to whether the Named Executive Officer's performance warranted an increase or decrease from the target levels.

        Relative Total Stockholder Return.    Relative total stockholder return, or RTSR, was measured in one, three and five year periods ending on the last trading day in 2013. We calculated RTSR as the increase (or decrease) in the price of the Company's common stock on the NYSE as of the last trading day in 2013 over the price of the Company's common stock on the NYSE as of the last trading day in 2012, the last trading day in 2010 and the last trading day in 2008, plus dividends paid on the Company's common stock during the applicable period, relative to an equally-weighted total stockholder return index consisting of Host Hotels & Resorts, Inc., DiamondRock Hospitality Company and LaSalle Hotel Properties. The Compensation Committee determined that for fiscal year 2013, the range for each of the RTSR components should be as follows: "Threshold" equates to 90.00% RTSR; "Target" equates to 100.00% RTSR; "High" equates to 110.00% RTSR; and "Superior" equates to 120.00% RTSR. For fiscal year 2013, the Company's RTSR for the one, three and five year periods ending on the last trading day in 2013, calculated in accordance with the foregoing, were approximately 91.03%, 191.82% and 64.91%, respectively. This resulted in the funding of the one-year RTSR component at approximately the Threshold level, the three-year RTSR component at the Superior level and no funding of the five-year RTSR component for each of the Named Executive Officers, as shown in the table below.

        Absolute Total Stockholder Return.    Absolute total stockholder return, or ATSR, was measured in one, three and five year periods ending on the last trading day in 2013. We calculated ATSR as the increase (or decrease) in the price of the Company's common stock on the NYSE as of the last trading day in 2013 over the price of the Company's common stock on the NYSE as of the last trading day in 2012, the last trading day in 2010 and the last trading day in 2008, plus dividends paid on the Company's common stock during the applicable period. The closing price of the Company's common stock on the NYSE was $6.19, $10.33, $10.71 and $13.40 on December 31, 2008, December 31, 2010, December 31, 2012 and December 31, 2013, respectively. The Compensation Committee determined that for fiscal year 2013, the range for each of the ATSR components should be as follows: "Threshold" equates to 8.00% ATSR; "Target" equates to 10.00% ATSR; "High" equates to 12.00% ATSR; and "Superior" equates to 14.00% ATSR. For fiscal year 2013, the Company's ATSR for the one, three and five year periods ending on the last trading day in 2013, calculated in accordance with the foregoing, were approximately 26.05%, 9.33% and 16.88%, respectively. This resulted in the funding of the one- and five-year ASTR components at the Superior level and the three-year ASTR component at approximately the Threshold level for each of the Named Executive Officers, as shown in the table below.

        Adjusted Funds From Operations Per Share.    The primary objective of the adjusted funds from operations, or FFO, per share component was to measure management's ability to oversee the financial performance of the Company. We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (or net loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing fees) and real estate-related impairment losses, and after adjustment for unconsolidated partnerships and joint ventures. Our measurement of Adjusted FFO includes FFO but excludes penalties, written-off deferred financing fees, non-real estate-related impairment losses, income tax provisions and other adjustments identified in our filings with the SEC.

        The Compensation Committee determined that for fiscal year 2013, the range for the Adjusted FFO per share component should be as follows: "Threshold" equates to $0.92 per share; "Target" equates to $0.94 per share; "High" equates to $0.96 per share; and "Superior" equates to $0.98 per share. For fiscal year 2013, the Company's Adjusted FFO per share, calculated in accordance with the foregoing, was $0.93. This resulted in the funding of the Adjusted FFO per share component at the midpoint between the Threshold and Target levels for each of the Named Executive Officers, as shown in the table below.

        Net Debt + Preferred Equity/Adjusted EBITDA.    The primary objective of this component was to measure improvement to the Company's progress against its credit objectives. The ratio was calculated as the ratio of the Company's total net debt and preferred equity to the Company's reported Adjusted EBITDA for fiscal year 2013. This component was calculated by dividing the Company's net indebtedness plus preferred equity by the Company's reported 2013 Adjusted EBITDA, such that (a) the sum of (i) total outstanding consolidated indebtedness less all cash and (ii) total outstanding preferred stock, was divided by (b) Adjusted EBITDA reported for fiscal year 2013, adjusted to reflect the full-year effect of any intra-year acquisitions or dispositions. The Compensation Committee determined that for fiscal year 2013, the range for the Net Debt + Preferred Equity/Adjusted EBITDA component should be as follows: "Threshold" equates to 5.48x leverage; "Target" equates to 5.18x leverage; "High" equates to 4.88x leverage; and "Superior" equates to 4.58x leverage or less. For fiscal year 2013, the Company's Net Debt + Preferred Equity/Adjusted EBITDA, calculated in accordance with the foregoing, improved to 4.77x leverage. This resulted in the funding of the Net Debt + Preferred Equity/Adjusted EBITDA component at approximately the High level for each of the Named Executive Officers.

        Return on Assets.    The primary objective of the return on assets component was to measure the financial performance of the Company's gross investment in hotels, joint ventures and related businesses owned for the entire subject year. Any intra-year acquisitions or dispositions are excluded from the calculation. Return on assets is calculated as In Place EBITDA/In Place Assets, where:

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  In Place EBITDA is equal to the sum of all corporate earnings before interest, taxes, depreciation and amortization, or EBITDA, from hotels owned for the entire subject year, joint venture interests and other related businesses, and excludes corporate overhead and interest income, but includes any performance guaranty payments; and

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  In Place Assets is equal to the gross investment in hotel properties, joint ventures and other related businesses (in service and before depreciation) as of December 31 of the preceding year and owned for the entire subject year.

        The Compensation Committee determined that for fiscal year 2013, the range for the return on assets component should be as follows: "Threshold" equates to 7.60% return on assets; "Target" equates to 7.80% return on assets; "High" equates to 8.00% return on assets; and "Superior" equates to 8.20% return on assets. For fiscal year 2013, the Company's return on assets, calculated in accordance with the foregoing, was determined to be 7.49%. This resulted in no funding of the return on assets component for each of the Named Executive Officers.

        Fixed Charge Coverage Ratio.    The primary objective of this component was to measure the Company's progress against its credit objectives during 2013. This component was calculated by dividing the Company's reported 2013 Adjusted EBITDA (less contractual FF&E reserve amounts) by the Company's reported 2013 fixed expenses. The Compensation Committee determined that for fiscal year 2013, the range for the fixed charge coverage ratio component should be as follows: "Threshold" equates to 1.94x coverage; "Target" equates to 2.04x coverage; "High" equates to 2.14x coverage; and "Superior" equates to 2.24x coverage or more. For fiscal year 2013, the Company's fixed charge coverage ratio, calculated in accordance with the foregoing, improved to 2.05x coverage. This resulted in the funding of the fixed charge coverage ratio component at approximately the Target level for each of the Named Executive Officers.

        RevPAR Growth.    The primary objective of this component was to measure the Company's property-level revenue growth in 2013 as compared to 2012. The Compensation Committee determined that for fiscal year 2013, the range for RevPAR growth should be as follows: "Threshold" equates to an increase to RevPar of 4.40%; "Target" equates to an increase to RevPar of 4.70%; "High" equates to an increase to RevPar of 5.00%; and "Superior" equates to an increase to RevPar of 5.30%. For fiscal year 2013, the Company's RevPAR growth was 4.50%. This resulted in the funding of the RevPAR growth component at approximately the Threshold level for each of the Named Executive Officers.

        Individual Performance.    The primary objective of this component was to drive individual performance and to ensure accountability with respect to individual performance throughout the calendar year. Each of the Named Executive Officers had individualized goals for 2013. Mr. Cruse's goals included achievement of certain corporate, financial, strategic and operational objectives, including overall execution of the Company's business plan. Individualized goals for 2013 for Messrs. Arabia and Giglia included further reducing the Company's weighted average cost of capital and implementing the Company's liquidity enhancement and leverage reduction strategy. Mr. Hoffman's goals consisted of, among other things, executing on a plan to maximize the long-term value of each Company hotel property through proactive oversight of hotel operations and by facilitating the execution of well-timed and value-enhancing renovations. Mr. Springer's goals generally included the implementation of the Company's portfolio management objectives, including completing the sale of certain non-core hotel properties and enhancing the Company's portfolio quality through well-timed, attractively priced acquisitions.

        In determining the Threshold, Target, High and Superior achievement levels for individual performance, while the Compensation Committee considered information previously provided and recommendations made by compensation consultants in 2011, the Compensation Committee's determination of these amounts reflected its subjective analysis of the amounts required to appropriately incentivize achievement of the relevant corporate and individual goals.

        The Compensation Committee set targets for the above individual goals such that, as determined by the Compensation Committee, the "Threshold" represents performance at a satisfactory level, the "Target" represents the achievement of a majority of individual annual goals, the "High" represents the achievement of all individual annual goals and the "Superior" represents the achievement of all annual goals and general performance at a level above expectation.

        The Compensation Committee determined that the Named Executive Officers' performance relative to individual goals was at the High level for 2013. In making the foregoing assessments, the Compensation Committee recognized, among other things, Mr. Cruse's continued leadership in overseeing implementation of the Company's plan to materially improve its balance sheet and liquidity position, the efforts of Messrs. Arabia and Giglia to further reduce the Company's leverage, Mr. Hoffman's continued diligent execution of the Company's asset improvement program, and Mr. Springer's successful execution of non-core asset dispositions and value-enhancing, strategic acquisitions.

        The following is a tabular presentation of the foregoing performance criteria and related achievement levels as determined by the Compensation Committee with regard to the Named Executive Officers as a group (individualized score cards for each Named Executive Officer follow below):

Performance Measures	Weight	Threshold	Target	High	Superior	Actual
Relative Total Stockholder Return (1 year)	4.17 - 7.50%	90.0%	100.0%	110.0%	120.0%	91.03%
Relative Total Stockholder Return (3 year)	4.17 - 7.50%	90.0%	100.0%	110.0%	120.0%	191.82%
Relative Total Stockholder Return (5 year)	4.17 - 7.50%	90.0%	100.0%	110.0%	120.0%	64.91%
Absolute Total Stockholder Return (1 year)	4.17 - 7.50%	8.0%	10.0%	12.0%	14.0%	26.05%
Absolute Total Stockholder Return (3 year)	4.17 - 7.50%	8.0%	10.0%	12.0%	14.0%	9.33%
Absolute Total Stockholder Return (5 year)	4.17 - 7.50%	8.0%	10.0%	12.0%	14.0%	16.88%
Adjusted FFO Per Share	10.00 - 18.00%	$ 0.92	$ 0.94	$ 0.96	$ 0.98	$ 0.93
Net Debt + Preferred Equity/Adjusted EBITDA	5.00 - 9.00%	5.48x	5.18x	4.88x	4.58x	4.77x
Return on Assets	2.50 - 4.50%	7.60%	7.80%	8.00%	8.20%	7.49%
Fixed Charge Coverage Ratio	5.00 - 9.00%	1.94x	2.04x	2.14x	2.24x	2.05x
RevPAR Growth	2.50 - 4.50%	4.40%	4.70%	5.00%	5.30%	4.50%
Individual Performance	10.00 - 50.00%	(1)	(1)	(1)	(1)	(1)

(1)
Determined on an individual basis. See above for a description of the individual goals for Messrs. Cruse, Arabia, Giglia, Hoffman and Springer for fiscal year 2013.

        2013 Awards.    To determine the actual incentive awards payable to each Named Executive Officer above, in February 2014, the Compensation Committee reviewed and assessed the performance of the Company and each Named Executive Officer in comparison to the subjective and objective performance measures established in 2013. The Compensation Committee determined the extent to which each of the various objective and subjective performance measures were achieved and decided whether the incentive compensation for each performance measure should be funded and, if so, the level of funding. No bonus was awarded if performance was below Threshold, and results are interpolated between the levels of Threshold, Target, High and Superior.

Cash Incentive Bonuses

        The following tables detail the actual calculation of the cash incentive bonus with respect to fiscal year 2013 for each Named Executive Officer (percentages are rounded to the nearest hundredth and dollar values to the nearest whole dollar).

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Cash Bonus ($)
Kenneth E. Cruse				75%	150%	200%	250%
				$(461,250)	$(922,500)	$(1,230,000)	$(1,537,500)

Relative Total Stockholder Return (1 year)	~Threshold	7.50%	x	82.73%				=	6.20%	x	615,000	=	38,157
Relative Total Stockholder Return (3 year)	Superior	7.50%	x				250.00%	=	18.75%	x	615,000	=	115,313
Relative Total Stockholder Return (5 year)	—	7.50%	x					=	0.00%	x	615,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	7.50%	x				250.00%	=	18.75%	x	615,000	=	115,313
Absolute Total Stockholder Return (3 year)	~Target	7.50%	x	124.92%				=	9.37%	x	615,000	=	57,621
Absolute Total Stockholder Return (5 year)	Superior	7.50%	x				250.00%	=	18.75%	x	615,000	=	115,313
Adjusted FFO Per Share	Threshold / Target	18.00%	x	112.50%				=	20.25%	x	615,000	=	124,538
Net Debt + Preferred Equity/Adjusted EBITDA	~High	9.00%	x				218.33%	=	19.65%	x	615,000	=	120,848
Return on Assets	—	4.50%	x					=	0.00%	x	615,000	=	—
Fixed Charge Coverage Ratio	~Target	9.00%	x		155.00%			=	13.95%	x	615,000	=	85,793
RevPAR Growth	~Threshold	4.50%	x	100.00%				=	4.50%	x	615,000	=	27,675
Individual Performance	High	10.00%	x			200.00%		=	20.00%	x	615,000	=	123,000

													$923,568

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Cash Bonus ($)
John V. Arabia				50%	75%	125%	150%
				$(207,500)	$(311,250)	$(518,750)	$(622,500)

Relative Total Stockholder Return (1 year)	~Threshold	6.25%	x	52.58%				=	3.29%	x	415,000	=	13,637
Relative Total Stockholder Return (3 year)	Superior	6.25%	x				150.00%	=	9.38%	x	415,000	=	38,906
Relative Total Stockholder Return (5 year)	—	6.25%	x					=	0.00%	x	415,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	6.25%	x				150.00%	=	9.38%	x	415,000	=	38,906
Absolute Total Stockholder Return (3 year)	~Target	6.25%	x	66.64%				=	4.17%	x	415,000	=	17,285
Absolute Total Stockholder Return (5 year)	Superior	6.25%	x				150.00%	=	9.38%	x	415,000	=	38,906
Adjusted FFO Per Share	Threshold / Target	15.00%	x	62.50%				=	9.38%	x	415,000	=	38,906
Net Debt + Preferred Equity/Adjusted EBITDA	~High	7.50%	x				134.17%	=	10.06%	x	415,000	=	41,759
Return on Assets	—	3.75%	x					=	0.00%	x	415,000	=	—
Fixed Charge Coverage Ratio	~Target	7.50%	x		80.00%			=	6.00%	x	415,000	=	24,900
RevPAR Growth	~Threshold	3.75%	x	58.33%				=	2.19%	x	415,000	=	9,078
Individual Performance	High	25.00%	x			125.00%		=	31.25%	x	415,000	=	129,688

													$391,972

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Cash Bonus ($)
Bryan A. Giglia				50%	75%	105%	125%
				$(162,500)	$(243,750)	$(341,250)	$(406,250)

Relative Total Stockholder Return (1 year)	~Threshold	4.17%	x	52.58%				=	2.19%	x	325,000	=	7,120
Relative Total Stockholder Return (3 year)	Superior	4.17%	x				125.00%	=	5.21%	x	325,000	=	16,927
Relative Total Stockholder Return (5 year)	—	4.17%	x					=	0.00%	x	325,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	4.17%	x				125.00%	=	5.21%	x	325,000	=	16,927
Absolute Total Stockholder Return (3 year)	~Target	4.17%	x	66.64%				=	2.78%	x	325,000	=	9,024
Absolute Total Stockholder Return (5 year)	Superior	4.17%	x				125.00%	=	5.21%	x	325,000	=	16,927
Adjusted FFO Per Share	Threshold / Target	10.00%	x	62.50%				=	6.25%	x	325,000	=	20,313
Net Debt + Preferred Equity/Adjusted EBITDA	~High	5.00%	x				112.33%	=	5.62%	x	325,000	=	18,254
Return on Assets	—	2.50%	x					=	0.00%	x	325,000	=	—
Fixed Charge Coverage Ratio	~Target	5.00%	x		78.00%			=	3.90%	x	325,000	=	12,675
RevPAR Growth	~Threshold	2.50%	x	58.33%				=	1.46%	x	325,000	=	4,740
Individual Performance	High	50.00%	x			105.00%		=	52.50%	x	325,000	=	170,625

													$293,531

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Cash Bonus ($)
Marc A. Hoffman				50%	75%	125%	150%
				$(202,500)	$(303,750)	$(506,250)	$(607,500)

Relative Total Stockholder Return (1 year)	~Threshold	6.25%	x	52.58%				=	3.29%	x	405,000	=	13,308
Relative Total Stockholder Return (3 year)	Superior	6.25%	x				150.00%	=	9.38%	x	405,000	=	37,969
Relative Total Stockholder Return (5 year)	—	6.25%	x					=	0.00%	x	405,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	6.25%	x				150.00%	=	9.38%	x	405,000	=	37,969
Absolute Total Stockholder Return (3 year)	~Target	6.25%	x	66.64%				=	4.17%	x	405,000	=	16,869
Absolute Total Stockholder Return (5 year)	Superior	6.25%	x				150.00%	=	9.38%	x	405,000	=	37,969
Adjusted FFO Per Share	Threshold / Target	15.00%	x	62.50%				=	9.38%	x	405,000	=	37,969
Net Debt + Preferred Equity/Adjusted EBITDA	~High	7.50%	x				134.17%	=	10.06%	x	405,000	=	40,753
Return on Assets	—	3.75%	x					=	0.00%	x	405,000	=	—
Fixed Charge Coverage Ratio	~Target	7.50%	x		80.00%			=	6.00%	x	405,000	=	24,300
RevPAR Growth	~Threshold	3.75%	x	58.33%				=	2.19%	x	405,000	=	8,859
Individual Performance	High	25.00%	x			125.00%		=	31.25%	x	405,000	=	126,563

													$382,527

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Cash Bonus ($)
Robert C. Springer				50%	75%	105%	125%
				$(155,000)	$(232,500)	$(325,500)	$(387,500)

Relative Total Stockholder Return (1 year)	~Threshold	4.17%	x	52.58%				=	2.19%	x	310,000	=	6,791
Relative Total Stockholder Return (3 year)	Superior	4.17%	x				125.00%	=	5.21%	x	310,000	=	16,146
Relative Total Stockholder Return (5 year)	—	4.17%	x					=	0.00%	x	310,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	4.17%	x				125.00%	=	5.21%	x	310,000	=	16,146
Absolute Total Stockholder Return (3 year)	~Target	4.17%	x	66.64%				=	2.78%	x	310,000	=	8,608
Absolute Total Stockholder Return (5 year)	Superior	4.17%	x				125.00%	=	5.21%	x	310,000	=	16,146
Adjusted FFO Per Share	Threshold / Target	10.00%	x	62.50%				=	6.25%	x	310,000	=	19,375
Net Debt + Preferred Equity/Adjusted EBITDA	~High	5.00%	x				112.33%	=	5.62%	x	310,000	=	17,412
Return on Assets	—	2.50%	x					=	0.00%	x	310,000	=	—
Fixed Charge Coverage Ratio	~Target	5.00%	x		78.00%			=	3.90%	x	310,000	=	12,090
RevPAR Growth	~Threshold	2.50%	x	58.33%				=	1.46%	x	310,000	=	4,521
Individual Performance	High	50.00%	x			105.00%		=	52.50%	x	310,000	=	162,750

													$279,984

(1)
The Threshold, Target, High and Superior percentages are percentages of 2013 base salary.

Equity Incentive Awards

        The following tables detail the actual calculation of the equity incentive award with respect to fiscal year 2013 for each Named Executive Officer (percentages are rounded to the nearest hundredth and dollar values to the nearest whole dollar).

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Equity Incentive Award ($)(2)
Kenneth E. Cruse				150%	250%	300%	400%
				$(922,500)	$(1,537,500)	$(1,845,000)	$(2,460,000)

Relative Total Stockholder Return (1 year)	~Threshold	7.50%	x	160.30%x				=	12.02%	x	615,000	=	73,938
Relative Total Stockholder Return (3 year)	Superior	7.50%	x				400.00%	=	30.00%	x	615,000	=	184,500
Relative Total Stockholder Return (5 year)	—	7.50%	x					=	0.00%	x	615,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	7.50%	x				400.00%	=	30.00%	x	615,000	=	184,500
Absolute Total Stockholder Return (3 year)	~Target	7.50%	x	216.56%				=	16.24%	x	615,000	=	99,890
Absolute Total Stockholder Return (5 year)	Superior	7.50%	x				400.00%	=	30.00%	x	615,000	=	184,500
Adjusted FFO Per Share	Threshold / Target	18.00%	x	200.00%				=	36.00%	x	615,000	=	221,400
Net Debt + Preferred Equity/Adjusted EBITDA	~High	9.00%	x				336.67%	=	30.30%	x	615,000	=	186,345
Return on Assets	—	4.50%	x					=	0.00%	x	615,000	=	—
Fixed Charge Coverage Ratio	~Target	9.00%	x		255.00%			=	22.95%	x	615,000	=	141,143
RevPAR Growth	~Threshold	4.50%	x	183.33%				=	8.25%	x	615,000	=	50,738
Individual Performance	High	10.00%	x			300.00%		=	30.00%	x	615,000	=	184,500

													$1,511,454

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Equity Incentive Award ($)(2)
John V. Arabia				100%	150%	200%	250%
				$(415,000)	$(622,500)	$(830,000)	$(1,037,500)

Relative Total Stockholder Return (1 year)	~Threshold	6.25%	x	105.15%				=	6.57%	x	415,000	=	27,273
Relative Total Stockholder Return (3 year)	Superior	6.25%	x				250.00%	=	15.63%	x	415,000	=	64,844
Relative Total Stockholder Return (5 year)	—	6.25%	x					=	0.00%	x	415,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	6.25%	x				250.00%	=	15.63%	x	415,000	=	64,844
Absolute Total Stockholder Return (3 year)	~Target	6.25%	x	133.28%				=	8.33%	x	415,000	=	34,570
Absolute Total Stockholder Return (5 year)	Superior	6.25%	x				250.00%	=	15.63%	x	415,000	=	64,844
Adjusted FFO Per Share	Threshold / Target	15.00%	x	125.00%				=	18.75%	x	415,000	=	77,813
Net Debt + Preferred Equity/Adjusted EBITDA	~High	7.50%	x				218.33%	=	16.38%	x	415,000	=	67,956
Return on Assets	—	3.75%	x					=	0.00%	x	415,000	=	—
Fixed Charge Coverage Ratio	~Target	7.50%	x		155.00%			=	11.63%	x	415,000	=	48,244
RevPAR Growth	~Threshold	3.75%	x	116.67%				=	4.38%	x	415,000	=	18,156
Individual Performance	High	25.00%	x			200.00%		=	50.00%	x	415,000	=	207,500

													$676,043

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Equity Incentive Award ($)(2)
Bryan A. Giglia				100%	137.5%	175%	225%
				$(325,000)	$(446,875)	$(568,750)	$(731,250)

Relative Total Stockholder Return (1 year)	~Threshold	4.17%	x	103.86%				=	4.33%	x	325,000	=	14,065
Relative Total Stockholder Return (3 year)	Superior	4.17%	x				225.00%	=	9.38%	x	325,000	=	30,469
Relative Total Stockholder Return (5 year)	—	4.17%	x					=	0.00%	x	325,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	4.17%	x				225.00%	=	9.38%	x	325,000	=	30,469
Absolute Total Stockholder Return (3 year)	~Target	4.17%	x	124.96%				=	5.21%	x	325,000	=	16,922
Absolute Total Stockholder Return (5 year)	Superior	4.17%	x				225.00%	=	9.38%	x	325,000	=	30,469
Adjusted FFO Per Share	Threshold / Target	10.00%	x	118.75%				=	11.88%	x	325,000	=	38,594
Net Debt + Preferred Equity/Adjusted EBITDA	~High	5.00%	x				193.33%	=	9.67%	x	325,000	=	31,417
Return on Assets	—	2.50%	x					=	0.00%	x	325,000	=	—
Fixed Charge Coverage Ratio	~Target	5.00%	x		141.25%			=	7.06%	x	325,000	=	22,953
RevPAR Growth	~Threshold	2.50%	x	112.50%				=	2.81%	x	325,000	=	9,141
Individual Performance	High	50.00%	x			175.00%		=	87.50%	x	325,000	=	284,375

													$508,872

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Equity Incentive Award ($)(2)
Marc A. Hoffman				100%	150%	200%	250%
				$(405,000)	$(607,500)	$(810,000)	$(1,012,500)

Relative Total Stockholder Return (1 year)	~Threshold	6.25%	x	105.15%				=	6.57%	x	405,000	=	26,616
Relative Total Stockholder Return (3 year)	Superior	6.25%	x				250.00%	=	15.63%	x	405,000	=	63,281
Relative Total Stockholder Return (5 year)	—	6.25%	x					=	0.00%	x	405,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	6.25%	x				250.00%	=	15.63%	x	405,000	=	63,281
Absolute Total Stockholder Return (3 year)	~Target	6.25%	x	133.28%				=	8.33%	x	405,000	=	33,737
Absolute Total Stockholder Return (5 year)	Superior	6.25%	x				250.00%	=	15.63%	x	405,000	=	63,281
Adjusted FFO Per Share	Threshold / Target	15.00%	x	125.00%				=	18.75%	x	405,000	=	75,938
Net Debt + Preferred Equity/Adjusted EBITDA	~High	7.50%	x				218.33%	=	16.38%	x	405,000	=	66,319
Return on Assets	—	3.75%	x					=	0.00%	x	405,000	=	—
Fixed Charge Coverage Ratio	~Target	7.50%	x		155.00%			=	11.63%	x	405,000	=	47,081
RevPAR Growth	~Threshold	3.75%	x	116.67%				=	4.38%	x	405,000	=	17,719
Individual Performance	High	25.00%	x			200.00%		=	50.00%	x	405,000	=	202,500

													$659,753

	Achievement	Weighting		Threshold(1)	Target(1)	High(1)	Superior(1)		Percentage of Base Salary		Base Salary ($)		Equity Incentive Award ($)(2)
Robert C. Springer				100%	137.5%	175%	225%
				$(310,000)	$(426,250)	$(542,500)	$(697,500)

Relative Total Stockholder Return (1 year)	~Threshold	4.17%	x	103.86%				=	4.33%	x	310,000	=	13,416
Relative Total Stockholder Return (3 year)	Superior	4.17%	x				225.00%	=	9.38%	x	310,000	=	29,063
Relative Total Stockholder Return (5 year)	—	4.17%	x					=	0.00%	x	310,000	=	—
Absolute Total Stockholder Return (1 year)	Superior	4.17%	x				225.00%	=	9.38%	x	310,000	=	29,063
Absolute Total Stockholder Return (3 year)	~Target	4.17%	x	124.96%				=	5.21%	x	310,000	=	16,141
Absolute Total Stockholder Return (5 year)	Superior	4.17%	x				225.00%	=	9.38%	x	310,000	=	29,063
Adjusted FFO Per Share	Threshold / Target	10.00%	x	118.75%				=	11.88%	x	310,000	=	36,813
Net Debt + Preferred Equity/Adjusted EBITDA	~High	5.00%	x				193.33%	=	9.67%	x	310,000	=	29,967
Return on Assets	—	2.50%	x					=	0.00%	x	310,000	=	—
Fixed Charge Coverage Ratio	~Target	5.00%	x		141.25%			=	7.06%	x	310,000	=	21,894
RevPAR Growth	~Threshold	2.50%	x	112.50%				=	2.81%	x	310,000	=	8,719
Individual Performance	High	50.00%	x			175.00%		=	87.50%	x	310,000	=	271,250

													$485,386

(1)
The Threshold, Target, High and Superior percentages are percentages of 2013 base salary.

(2)
To determine the number of restricted shares granted to each Named Executive Officer, the applicable total dollar amount was divided by the average closing price of the Company's stock over the 20 trading days ending three business days prior to the grant date. Accordingly, based on a grant date of February 19, 2014 and the average closing price of the Company's common stock over the 20 trading days ending three days prior to such date (which average price was $12.98), Messrs. Cruse, Arabia, Giglia, Hoffman and Springer were granted 116,445, 52,083, 39,204, 50,828 and 37,395 shares of restricted common stock, respectively.

        The tables above also reflect that the Compensation Committee's allocation between cash and equity incentive compensation was designed to award more than half of each Named Executive Officer's annual incentive compensation in equity to further the objectives of fostering executive ownership and the alignment of each executive's interests with those of stockholders. The incentive compensation program for 2013 was entirely based on the applicable executive's performance in 2013, and therefore, the Compensation Committee did not consider the amounts realizable from prior equity grants or cash bonus awards in determining the above incentive compensation awards. The equity incentive awards for 2013 were in the form of shares of restricted stock issued under the Company's LTIP and were granted on February 19, 2014. One-third of the number of shares granted will vest on each of February 19, 2015, 2016 and 2017, subject to continued employment, the LTIP and/or the Named Executive Officer's employment or change in control agreement.

        Adjustment or Recovery of Awards.    The Company has not adopted a formal policy or any employment agreement provisions that enable recovery, or "clawback," of incentive awards in the event of misstated or restated financial results. However, Section 304 of the Sarbanes-Oxley Act of 2002 does require the recovery of incentive awards in certain circumstances. If the Company is required to restate its financials due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and the CFO shall reimburse the Company for (1) any bonus or other incentive-or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of securities of the Company during those 12 months. The Company intends to adopt a formal clawback policy once the Dodd-Frank Act "clawback" provisions have been implemented. Under the anticipated Dodd-Frank Act "clawback" provisions, every public company will be required to adopt a "clawback" policy for the recovery of certain incentive-based compensation from its executive officers in the event the company is required to restate its financials as a result of material noncompliance with reporting requirements.

        Other Equity Awards.    In addition to granting annual equity awards as described above, we also grant equity awards on occasion in connection with the promotion or hiring of a Named Executive Officer. There is no set program for the award of these equity grants and our Compensation Committee retains discretion to make equity grants to employees at any time for the reasons expressed above and also to reward an employee, for retention purposes or in other circumstances. In 2013, Mr. Arabia received a restricted stock award of 128,755 shares of common stock in connection with his promotion to President. The award granted to Mr. Arabia is further discussed in the "Grants of Plan-Based Awards" table below.

Security Ownership of our Chief Executive Officer

        The Compensation Committee has established a share ownership policy for our CEO. The Compensation Committee believes that requiring the CEO to maintain a meaningful ownership interest in the Company aligns the interests of the CEO with those of our stockholders (i.e., the CEO will experience the same downside risk and upside potential as our stockholders experience). The policy provides that, within four years of joining the Company or being promoted to the CEO position, the CEO will own and retain shares of the Company's common stock having a value equal to at least six times his or her annual base salary rate in effect on the December 31 immediately preceding the applicable January 1 determination date (described below).

        Restricted shares of common stock that remain subject to time vesting issued pursuant to the LTIP count toward the share ownership policy. Performance-based restricted stock awards that have not been earned will not count toward the required levels. Once the share ownership requirement is met, periodic market declines in the value of the Company's common stock will not adversely affect any previous determination by the Board of Directors that the share ownership requirement had been met. The value of the CEO's stock holdings on the calculation date (which will be January 1 of each year) will be based on the average closing price on the NYSE of the Company's common stock for the year ended immediately prior to the applicable January 1 determination date. For example, on December 31, 2013, (i) Mr. Cruse's base salary in effect was $615,000 and (ii) Mr. Cruse held 778,051 shares of common stock, of which 130,890 shares were subject to performance-based vesting (i.e., only 647,161 shares counted toward the ownership policy). The average closing price on the NYSE of the Company's common stock for calendar year 2013 was $12.43 per share, which multiplied by 647,161 shares equates to $8,044,211. Mr. Cruse's annual base salary in effect on December 31, 2013 was $615,000, which multiplied by six equates to $3,690,000. Accordingly, Mr. Cruse was in compliance with the policy as of January 1, 2014.

Other Compensation

        401(k) Savings and Retirement Plan.    The Company sponsors a 401(k) Savings and Retirement Plan pursuant to which the Company contributed 3% of fiscal year base earnings up to $255,000 for 2013 (with a maximum contribution of $7,650) to all eligible employees, including the Named Executive Officers. In addition, the Company, at the discretion of the Compensation Committee, makes an annual profit-sharing contribution to all eligible employees, including the Named Executive Officers.

        Benefit Plans.    The Named Executive Officers of the Company participate in the same broad-based employee benefit plans as the Company's other employees, including medical, dental, vision, life insurance and disability programs. These benefits provide our Named Executive Officers and their families with typical health and welfare protections that help enable the executives to focus their attention on their respective work obligations.

        Perquisites.    We may also reimburse certain of our Named Executive Officers for reasonable legal fees and expenses incurred in connection with the negotiation of an employment agreement. In addition, we have agreed under certain circumstances to pay life insurance premiums for policies on behalf of the Named Executive Officers. We believe that providing these benefits is a relatively inexpensive way to enhance the competitiveness of the executives' compensation packages.

        Severance and Change in Control Benefits.    As more fully described under the "Potential Payments Upon Termination or Change-in-Control" section below, certain of our Named Executive Officer's employment and/or separation/termination agreements that were in effect during 2013 provided for certain payments and/or benefits upon a qualifying termination of employment and/or in connection with a change in control. We believe that job security and terminations of employment are causes of significant concern and uncertainty for senior executives and that providing protections to our Named Executive Officers in these contexts is therefore appropriate in order to alleviate these concerns and allow the executives to remain focused on their duties and responsibilities to our company in all situations.

Criteria and Metrics for 2014 Incentive Compensation

        In the first quarter of 2014, the Compensation Committee established quantitative and qualitative performance measures for both the annual cash incentive bonuses and the annual equity incentive awards for 2014 (which will be awarded, if at all, in the first quarter of 2015). For Mr. Cruse, 90% of each of the potential annual cash incentive bonus and the annual equity incentive award is based upon the achievement of the 2014 Components (defined below) and the remaining 10% is based upon the Board's subjective assessment of Mr. Cruse's performance as CEO; for Messrs. Arabia and Hoffman, 85% of each of the potential annual cash incentive bonus and the annual equity incentive award is based upon the achievement of the 2014 Components and the remaining 15% is based upon achievement of individual goals; and for Messrs. Giglia and Springer, 75% of each of the potential annual cash incentive bonus and the annual equity incentive award is based upon the achievement of the 2014 Components and the other 25% is based upon achievement of individual goals. The weighting established by the Compensation Committee reflects its subjective analysis of the appropriate amount of emphasis to place on both objective corporate and subjective individual goals, and not any pre-determined formula or methodology. The Compensation Committee may adjust criteria to account for significant intra-year transactions and circumstances.

        The Compensation Committee determined that the amounts of the bonuses and awards to Messrs. Cruse, Arabia, Giglia, Hoffman and Springer for performance during 2014 would, either in part or in whole, be based on the achievement of the following "2014 Components," interpolated between levels determined by the Compensation Committee:

		Weighting

Performance Measures	Cruse	Arabia/Hoffman	Giglia/Springer
Adjusted FFO Per Share	18.00%	17.00%	15.00%
Fixed Charge Coverage Ratio	9.00%	8.50%	7.50%
Net Debt + Preferred Equity/Adjusted EBITDA	9.00%	8.50%	7.50%
Relative TSR (1 year)(1A)	7.50%	7.08%(3)	6.25%
Relative TSR (3 year)(1B)	7.50%	7.08%(3)	6.25%
Relative TSR (5 year)(1C)	7.50%	7.08%(3)	6.25%
Absolute TSR (1 year)(2A)	7.50%	7.08%(3)	6.25%
Absolute TSR (3 year)(2B)	7.50%	7.08%(3)	6.25%
Absolute TSR (5 year)(2C)	7.50%	7.08%(3)	6.25%
Return on Assets	4.50%	4.25%	3.75%
RevPAR Growth	4.50%	4.25%	3.75%
Individual Performance	10.00%	15.00%	25.00%

(1)
Determined by (i) the increase (or decrease) in the price of the Company's common stock on the NYSE from (A) the last trading day in 2014 over the price of the Company's common stock on the NYSE on the last trading day in 2013, (B) the last trading day in 2014 over the price of the Company's common stock on the NYSE on the last trading day in 2011, and (C) the last trading day in 2014 over the price of the Company's common stock on the NYSE on the last trading day in 2009, plus (ii) dividends paid on the Company's common stock during the applicable period, relative to an equally-weighted total stockholder return index consisting of Host Hotels & Resorts, Inc., DiamondRock Hospitality Company and LaSalle Hotel Properties.

(2)
Determined by (i) the increase (or decrease) in the price of the Company's common stock on the NYSE from (A) the last trading day in 2014 over the price of the Company's common stock on the NYSE on the last trading day in 2013, (B) the last trading day in 2014 over the price of the Company's common stock on the NYSE on the last trading day in 2011, and (C) the last trading day in 2014 over the price of the Company's common stock on the NYSE on the last trading day in 2009, plus (ii) dividends paid on the Company's common stock during the applicable period.

(3)
Percentages are rounded to the nearest hundredth.

Compensation Plans and Agreements

Employment Agreements, Separation, Termination and Change in Control Agreements

        We currently have employment agreements with Messrs. Arabia, Cruse, Hoffman and Springer.

  Kenneth E. Cruse

        On August 4, 2010, we entered into an employment agreement with Mr. Cruse. The current term of the agreement will terminate on August 4, 2016, and will be automatically extended for additional three-year periods, unless terminated by either party upon 90 days' notice prior to the termination date or renewal date, as applicable. We entered into the first amendment to Mr. Cruse's agreement on March 22, 2011, to reflect changes to Mr. Cruse's compensation arrangements with the Company in light of his appointment to President and Chief Financial Officer. On November 7, 2011, we entered into the second amendment to Mr. Cruse's agreement to reflect changes to Mr. Cruse's compensation arrangements with the Company in light of his appointment to CEO. The agreement and the amendments are further discussed below.

        The agreement initially provided for (a) an annual base salary of $350,000, subject to increase from time to time in the Company's sole discretion, (b) Mr. Cruse to be eligible to receive an annual cash performance bonus based on the attainment of performance goals determined by the Company with a threshold level equal to 50% of base salary, a target level equal to 75% of base salary, a high level equal to 125% of base salary and a superior level equal to 150% of base salary, with no guaranteed minimum, and (c) Mr. Cruse to be eligible to earn annual equity awards with a threshold level equal to 100% of base salary, a target level equal to 150% of base salary, a high level equal to 200% of base salary and a superior level equal to 250% of base salary, with no guaranteed minimum. Furthermore, Mr. Cruse is eligible to participate in welfare and fringe benefit plans, incentive plans and savings/retirement plans generally available to senior executives of the Company.

        The first amendment to Mr. Cruse's agreement provided for (a) an increase to annual base salary to $400,000 commencing January 1, 2011, (b) increases to the annual cash performance bonus levels to 75%, 150%, 200% and 225% for threshold, target, high and superior performance, respectively, and (c) increases to the annual equity award levels to 150%, 225%, 300% and 350% for threshold, target, high and superior performance, respectively; provided, however, that no minimum cash bonus or equity award was guaranteed and any bonus or award could have equaled zero in any given year.

        In connection with being appointed CEO, Mr. Cruse's employment agreement was amended, effective November 7, 2011. The second amendment provided for (a) an increase to annual base salary to $550,000 commencing January 1, 2012, (b) increases to the annual cash performance bonus levels to 75%, 150%, 200% and 250% for threshold, target, high and superior performance, respectively, and (c) increases to the annual equity award levels to 150%, 250%, 300% and 400% for threshold, target, high and superior performance, respectively; provided, however, that no minimum cash bonus or equity award is guaranteed and any bonus or award may equal zero in any given year. Since the date of the second amendment, Mr. Cruse's base salary was increased to $627,300 and may be further increased from time to time in the Company's sole discretion

        Additionally, as described in more detail under the "Potential Payments Upon Termination or Change-in-Control" below, Mr. Cruse would be entitled to certain benefits and payments in the event of his termination of employment.

  John V. Arabia

        On February 14, 2011, we entered into an employment agreement with Mr. Arabia. The current term of the agreement will terminate on August 4, 2016, and will be automatically extended for additional three-year periods, unless terminated by either party upon 90 days' notice prior to the termination date or renewal date, as applicable. Subject to terms and conditions in the agreement (discussed below) and the achievement of certain performance objectives determined by the Board of Directors, Mr. Arabia was eligible to be appointed to serve as President, and was so appointed on February 15, 2013. Mr. Arabia was also eligible to be appointed to serve as a member of the Board of Directors not later than twelve months after his appointment to President, and was so appointed on February 19, 2014, provided that his continued service as a member of the Board of Directors is subject to any required stockholder vote.

        The agreement provides for an initial annual base salary of $375,000, which base salary has since been increased to $423,300 and may be further increased from time to time in the Company's sole discretion. Mr. Arabia is eligible to receive an annual cash performance bonus based on the attainment of performance goals determined by the Company with a threshold level equal to 50% of base salary, a target level equal to 75% of base salary, a high level equal to 125% of base salary and a superior level equal to 150% of base salary, with no guaranteed minimum. Mr. Arabia is also eligible to earn annual equity awards with a threshold level equal to 100% of base salary, a target level equal to 150% of base salary, a high level equal to 200% of base salary and a superior level equal to 250% of base salary, with no guaranteed minimum. Furthermore, Mr. Arabia is eligible to participate in welfare and fringe benefit plans, incentive plans and savings/retirement plans generally available to senior executives of the Company.

        Also pursuant to the agreement, Mr. Arabia received an initial upfront restricted stock grant valued at $2,500,000 (with the stock valued based on the average closing price of the Company's common stock on the NYSE for the 20 trading days ending three days prior to the date approved by the Board of Directors). Upon Mr. Arabia's appointment to President, he was awarded an additional upfront restricted stock grant valued at $1,500,000 (with the stock valued based on the average closing price of the Company's common stock on the NYSE for the 20 trading days immediately preceding the date of appointment). The number of shares from the initial upfront $2,500,000 restricted stock grant having an equivalent value of $500,000 on the grant date vested on the employment commencement date (which occurred on April 4, 2011) and, subject to Mr. Arabia's continued employment with the Company, (a) the remainder of the restricted stock from the initial upfront $2,500,000 restricted stock grant and (b) the entirety of the additional $1,500,000 upfront restricted stock grant, will vest equally in 20% tranches on the first, second, third, fourth and fifth anniversaries of February 17, 2011 and February 15, 2013 (the date of appointment to President), respectively.

        Additionally, as described in more detail under the "Potential Payments Upon Termination or Change-in-Control" section below, Mr. Arabia would be entitled to certain benefits and payments in the event of his termination of employment.

  Marc A. Hoffman

        On August 4, 2010, we entered into an employment agreement with Mr. Hoffman. The current term of the agreement will terminate on August 4, 2016, and will be automatically extended for additional three-year periods, unless terminated by either party upon 90 days' notice prior to the termination date or renewal date, as applicable. The agreement provides for an initial annual base salary of $350,000, which base salary has since been increased to $413,100 and may be increased from time to time in the Company's sole discretion.

        Mr. Hoffman is eligible to receive an annual cash performance bonus based on the attainment of performance goals determined by the Company with a threshold level equal to 50% of base salary, a target level equal to 75% of base salary, a high level equal to 125% of base salary and a superior level equal to 150% of base salary, with no guaranteed minimum. Mr. Hoffman is also eligible to earn annual equity awards with a threshold level equal to 100% of base salary, a target level equal to 150% of base salary, a high level equal to 200% of base salary and a superior level equal to 250% of base salary, with no guaranteed minimum. Furthermore, Mr. Hoffman is eligible to participate in welfare and fringe benefit plans, incentive plans and savings/retirement plans generally available to senior executives of the Company.

        Additionally, as described in more detail under the "Potential Payments Upon Termination or Change-in-Control" below, Mr. Hoffman would be entitled to certain benefits and payments in the event of his termination of employment.

  Robert C. Springer

        In April 2011, we entered into an employment letter agreement and a termination and change in control agreement with Mr. Springer (together, the "Springer Agreements"). The Springer Agreements provide that Mr. Springer first serve as Senior Vice President—Acquisitions and, after a transition period and achievement of certain goals, as Executive Vice President—Chief Investment Officer. The Springer Agreements will continue in effect until the earlier to occur of (a) termination of Mr. Springer's employment with the Company and (b) the Company's performance of all of its obligations and Mr. Springer's receipt of the payments and benefits to which he is entitled thereunder.

        The Springer Agreements provide for an initial annual base salary of $285,000, which base salary has since been increased to $316,200 and may be further increased from time to time in the Company's sole discretion. Mr. Springer is eligible to receive (a) a cash performance bonus based on the attainment of performance goals determined by the Company with a threshold level equal to 50% of base salary, a target level equal to 75% of base salary, a high level equal to 105% of base salary and a superior level equal to 125% of base salary, with no guaranteed minimum, and (b) an equity award with a threshold level equal to 100% of base salary, a target level equal to 137.5% of base salary, a high level equal to 175% of base salary and a superior level equal to 225% of base salary, with no guaranteed minimum. Furthermore, Mr. Springer is eligible to participate in welfare and fringe benefit plans, incentive plans and savings/retirement plans generally available to senior executives of the Company.

        Also pursuant to the Springer Agreements, Mr. Springer received an initial upfront restricted stock grant valued at $750,000, comprised of 75,000 shares of common stock with a five-year vesting requirement, with the first, second and third of five equal vestings of 20.0% having occurred on February 17, 2012, February 17, 2013 and February 17, 2014, and the two remaining vestings of 20.0% each to occur on February 17, 2015 and 2016, subject to continued employment. If Mr. Springer is terminated without cause or he terminates his employment for good reason prior to the vesting of all tranches of the upfront grant, all of the remaining unvested portion of the upfront grant shall vest upon termination. Furthermore, if Mr. Springer is terminated without cause or he terminates his employment for good reason and at such time, the implied value of the upfront grant (calculated using the closing market price of the Company's common stock on the NYSE as of the termination date) is worth less than $500,000, the Company will pay the difference between $500,000 and the calculated value of the upfront grant on the termination date to Mr. Springer in cash.

        Additionally, as described in more detail under the "Potential Payments Upon Termination or Change-in-Control" below, Mr. Springer would be entitled to certain benefits and payments in the event of his termination of employment.

Other Plans

  2004 Long-Term Incentive Plan

        As discussed above in connection with Proposal 4: Approval of Amendment and Restatement of the 2004 Long-Term Incentive Plan, we adopted the 2004 Long-Term Incentive Plan, referred to below as the LTIP, and it originally became effective in October 2004 upon completion of our initial public offering. The purpose of the LTIP is to attract and retain our directors, executive officers, employees, consultants and advisors. The LTIP is administered by the Compensation Committee of the Board of Directors, which has broad powers to interpret and implement the plan. A summary of the LTIP, which is identical to the Amendment and Restatement of the 2004 Long-Term Incentive Plan (except for the proposed extension of the term of the LTIP through 2024 and the proposed increase in the number of authorized shares of common stock to be issued under the LTIP by 6,000,000 shares), can be found in Proposal 4: Approval of Amendment and Restatement of the 2004 Long-Term Incentive Plan.

 Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth E. Cruse	2013	613,500	2,024,650	923,568	—	102,068(3)	3,663,786
CEO	2012	547,115	635,420	1,237,500	—	33,148	2,453,183
	2011	399,039	2,749,866	410,000	—	32,636	3,591,541
John V. Arabia(8)	2013	414,077	2,356,833	391,972	—	53,945(4)	3,216,827
President	2012	375,000	479,084	496,875	—	33,148	1,384,107
	2011	274,039	2,424,830	290,000	—	42,588	3,031,457
Bryan A. Giglia	2013	323,038	466,283	293,531	—	40,278(5)	1,123,130
SVP—CFO
Marc A. Hoffman	2013	404,308	838,811	382,527	—	48,825(6)	1,674,471
EVP—COO	2012	375,000	504,297	496,875	—	33,635	1,409,807
	2011	371,154	600,869	325,000	—	32,776	1,329,799
Robert C. Springer	2013	309,423	622,925	279,984	—	42,714(7)	1,255,046
SVP—CIO	2012	285,000	378,230	338,438	—	33,133	1,034,801
	2011	163,327	762,750	200,000	—	225,822	1,351,899

(1)
The amounts in this column represent the grant date fair value of the equity incentive awards granted to the Named Executive Officer in 2011, 2012 and 2013, as prescribed by ASC Topic 718. For more information, please see footnote 13 to our audited financial statements contained in our Annual Report on Form 10-K filed with the SEC on February 25, 2014.

(2)
This number represents the annual cash incentive bonus earned for the fiscal year and paid in the first fiscal quarter of the following year.

(3)
This number represents $33,500 contributed to Mr. Cruse's 401(k) account in the form of both the Company's safe-harbor contribution and a profit-sharing contribution earned in fiscal year 2013 and paid in the first fiscal quarter of 2014; $28,149 in dividends paid in 2013 on awarded but unvested restricted shares of Company common stock; $458 for payment of the guaranteed term life insurance premium by the Company for Mr. Cruse; $5,000 in employer matching charitable contributions; $1,513 for payment of executive health physical costs; $1,170 for payment of gym membership costs; and $32,278 in fees and costs related to membership in the Young Presidents' Organization.

(4)
This number represents $33,500 contributed to Mr. Arabia's 401(k) account in the form of both the Company's safe-harbor contribution and a profit-sharing contribution earned in fiscal year 2013 and paid in the first fiscal quarter of 2014; $17,517 in dividends paid in 2013 on awarded but unvested restricted shares of Company common stock; $1,458 for payment of executive health physical costs; $1,170 for payment of gym membership costs; and $300 for payment of the guaranteed term life insurance premium by the Company for Mr. Arabia.

(5)
This number represents $33,500 contributed to Mr. Giglia's 401(k) account in the form of both the Company's safe-harbor contribution and a profit-sharing contribution earned in fiscal year 2013 and paid in the first fiscal quarter of 2014; $3,327 in dividends paid in 2013 on awarded but unvested restricted shares of Company common stock; $1,406 for payment of executive health physical costs; $585 for payment of gym membership costs; $1,185 in employer matching charitable contributions; and $275 for payment of the guaranteed term life insurance premium by the Company for Mr. Giglia.

(6)
This number represents $33,500 contributed to Mr. Hoffman's 401(k) account in the form of both the Company's safe-harbor contribution and a profit-sharing contribution earned in fiscal year 2013 and paid in the first fiscal quarter of 2014; $6,292 in dividends paid in 2013 on awarded but unvested restricted shares of Company common stock; $1,548 for payment of executive health physical costs; $1,170 for payment of gym membership costs; $5,000 in employer matching charitable contributions; and $1,315 for payment of the guaranteed term life insurance premium by the Company for Mr. Hoffman.

(7)
This number represents $33,500 contributed to Mr. Springer's 401(k) account in the form of both the Company's safe-harbor contribution and a profit-sharing contribution earned in fiscal year 2013 and paid in the first fiscal quarter of 2014; $6,236 in dividends paid in 2013 on awarded but unvested restricted shares of Company common stock; $1,533 for payment of executive health physical costs; $1,170 for payment of gym membership costs; and $275 for payment of the guaranteed term life insurance premium by the Company for Mr. Springer.

Grants of Plan-Based Awards

        The following table sets forth the information with respect to plan-based awards granted to the Named Executive Officers in 2013. The dollar amounts indicated under the "Grant Date Fair Value of Stock and Option Awards" column reflect the grant date fair value of each grant, computed in accordance with ASC Topic 718, which is greater than the amortization costs the Company recognized on its fiscal year 2013 financial statements with respect to such grant due to the applicable vesting schedule.

							All Other Stock Awards: Number of Shares of Stock or Units (#)(2)(3)	All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)							Grant Date Fair Value of Stock and Option Awards ($)(4)
									Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Action Date	Threshold ($)	Target ($)	High ($)	Maximum Superior ($)
Kenneth E. Cruse	2/15/2013	2/15/2013					171,726	—	—	2,024,650
	n/a	n/a	461,250	922,500	1,230,000	1,537,500
John V. Arabia	2/15/2013	2/15/2013					199,901	—	—	2,356,833
	n/a	n/a	207,500	311,250	518,750	622,500
Bryan A. Giglia	2/15/2013	2/15/2013					39,549	—	—	466,283
	n/a	n/a	162,500	243,750	341,250	406,250
Marc A. Hoffman	2/15/2013	2/15/2013					71,146	—	—	838,811
	n/a	n/a	202,500	303,750	506,250	607,500
Robert C. Springer	2/15/2013	2/15/2013					52,835	—	—	622,925
	n/a	n/a	155,000	232,500	325,500	387,500

(1)
Under our annual incentive plan, we pay a cash award for performance in February following the performance year if the criteria related to a cash award has been satisfied in the performance year. See "Compensation Discussion and Analysis—Elements of Executive Compensation (Annual Cash Incentive Bonuses and Annual Equity Incentive Awards)" for a detailed description of the annual cash incentive bonuses. The actual amount of these possible cash awards shown in these columns were payable in February 2014 and relate to performance during fiscal year 2013. The actual amount of fiscal year 2013 performance cash awards are shown in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column. The Threshold, Target, High and Superior award opportunities shown under this heading are for 2013 performance and are a multiple of each Named Executive Officer's base salary in 2013. See "Compensation Discussion and Analysis—Elements of Executive Compensation (Annual Cash Incentive Bonuses and Annual Equity Incentive Awards)."

(2)
Under our annual incentive plan, we grant an award of restricted shares of common stock under our LTIP in February following the performance year if the criteria related to the award of restricted stock has been satisfied in the performance year. See "Compensation Discussion and Analysis—Elements of Executive Compensation (Annual Cash Incentive Bonuses and Annual Equity Incentive Awards)" for a detailed description of the annual award of restricted stock granted with respect to 2013 services. We also grant awards of restricted shares of common stock under our LTIP in connection with the promotion or hiring of key employees.

(3)
Represents awards of restricted stock granted in 2013 in connection with the satisfaction of performance criteria related to fiscal year 2012, which awards of common stock have a three-year vesting requirement, with the first of three equal vestings of 33.3% having occurred on February 15, 2014 and the two additional vestings to occur on each of February 15, 2015 and 2016, subject to continued employment, the LTIP and/or the Named Executive Officer's employment or change in control agreement; and, with respect to Mr. Arabia only, represents an award of 128,755 shares of restricted stock granted on February 15, 2013 in connection with his promotion to President, which award of common stock has a five-year vesting requirement, with the first of five equal vestings of 20.0% having occurred on February 15, 2014 and the four additional vestings to occur on each of February 15, 2015, 2016, 2017 and 2018, subject to continued employment, the LTIP and/or the Named Executive Officer's employment or change in control agreement.

(4)
The grant date fair value for each of the time-based restricted stock awards equals the number of shares of restricted stock multiplied by the closing common stock price on the NYSE on the date of the grant, computed in accordance with ASC Topic 718.

 Outstanding Equity Awards at Fiscal Year-End 2013

        The following table sets forth information with respect to outstanding restricted stock awards held by the Named Executive Officers as of December 31, 2013. The aggregate dollar values indicated in the table below for equity incentive plan awards are the market or payout values and not the ASC Topic 718 values or the compensation expense recognized by the Company on its financial statements for fiscal year 2013 with respect to its long-term equity incentive plan awards. Such compensation expense amounts, or the amortization pursuant to the applicable accounting literature, is provided in the "Summary Compensation Table" and the table under "Grants of Plan-Based Awards" above.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(1)	Market Value of Shares of Stock That Have Not Vested ($)(3)
Kenneth E. Cruse	—	—	—	—	562,970(2)	7,543,798
John V. Arabia	—	—	—	—	350,343	4,694,596
Bryan A. Giglia	—	—	—	—	66,536	891,582
Marc A. Hoffman	—	—	—	—	125,846	1,686,336
Robert C. Springer	—	—	—	—	124,717	1,671,208

(1)
The restricted stock awards vest on the following schedule:

	Date of Grant	Number of Shares or Units Remaining to Vest	Vesting Date
Kenneth E. Cruse
	February 17, 2011	18,859 shares	February 17, 2014
	August 5, 2011	327,225 shares	(see footnote 2 below)
	February 16, 2012	22,580 shares	February 16, 2014
		22,580 shares	February 16, 2015
	February 15, 2013	57,244 shares	February 15, 2014
		57,241 shares	February 15, 2015
		57,241 shares	February 15, 2016
John V. Arabia
	April 4, 2011	38,797 shares	February 17, 2014
	(Hire Grant)	38,797 shares	February 17, 2015
		38,798 shares	February 17, 2016
	February 16, 2012	17,025 shares	February 16, 2014
		17,025 shares	February 16, 2015
	February 15, 2013	23,716 shares	February 15, 2014
		23,715 shares	February 15, 2015
		23,715 shares	February 15, 2016
	February 15, 2013	25,751 shares	February 15, 2014
	(Promotion Grant)	25,751 shares	February 15, 2015
		25,751 shares	February 15, 2016
		25,751 shares	February 15, 2017
		25,751 shares	February 15, 2018

	Date of Grant	Number of Shares or Units Remaining to Vest	Vesting Date
Bryan A. Giglia
	February 17, 2011	7,274 shares	February 17, 2014
	February 16, 2012	9,857 shares	February 16, 2014
		9,856 shares	February 16, 2015
	February 15, 2013	13,183 shares	February 15, 2014
		13,183 shares	February 15, 2015
		13,183 shares	February 15, 2016
Marc A. Hoffman
	February 17, 2011	18,859 shares	February 17, 2014
	February 16, 2012	17,921 shares	February 16, 2014
		17,920 shares	February 16, 2015
	February 15, 2013	23,716 shares	February 15, 2014
		23,715 shares	February 15, 2015
		23,715 shares	February 15, 2016
Robert C. Springer
	May 31, 2011	15,000 shares	February 17, 2014
	(Hire Grant)	15,000 shares	February 17, 2015
		15,000 shares	February 17, 2016
	February 16, 2012	13,441 shares	February 16, 2014
		13,441 shares	February 16, 2015
	February 15, 2013	17,612 shares	February 15, 2014
		17,612 shares	February 15, 2015
		17,611 shares	February 15, 2016
(2)
Mr. Cruse was granted 327,225 shares of unvested restricted common stock on August 5, 2011 in connection with his promotion to President and CEO, which shares will vest as follows: (i) sixty percent (60%) of such shares (or 196,335 shares) are subject to a time-based, pro-rata vesting requirement commencing on the third anniversary of the grant date (i.e., 33.3% (or 65,445 shares) will vest on each of the third, fourth and fifth anniversary of the grant date), and (ii) the remaining forty percent (40%) of such shares (or 130,890 shares) are subject to performance-based, cliff vesting on the fifth anniversary of the grant date, depending on satisfaction of three measures: absolute total stockholder return (or "TSR"); relative TSR; and debt/EBITDA. Absolute TSR means an absolute total stockholder return, which is measured by the Company's share price growth plus dividends paid on its common stock from and after August 5, 2011. It is set at three levels—threshold, target and high. Shares vest depending on the annualized return achieved and are interpolated between the vesting percentages, as follows:

Absolute TSR	Shares Vesting
Less than 10%	0
Threshold = 10%	50% (or 21,815 shares)
Target = 12.5%	75% (or 32,723 shares)
High = 15%	100% (or 43,630 shares)

          Relative TSR is a relative stockholder return, which is measured by the Company's total stockholder return relative to companies in the NAREIT Equity Index from and after August 5, 2011. It is set at three levels—threshold, target and high. Shares vest based on the annualized return achieved and are interpolated between the vesting percentages, as follows:

Relative TSR	Shares Vesting
Less than 50 bps above index return	0
Threshold = 50 bps above index return	50% (or 21,815 shares)
Target = 200 bps above index return	75% (or 32,723 shares)
High = 500 bps above index return	100% (or 43,630 shares)

          Debt/EBITDA is the ratio of the Company's total net debt to the Company's reported Adjusted EBITDA for the quarter end immediately prior to August 5, 2016. It is set at three levels—threshold, target and high. Shares vest based on the ratio achieved and are interpolated between the vesting percentages, as follows:

Debt/EBITDA	Shares Vesting
Greater than 5x	0
Threshold = 5x	50% (or 21,815 shares)
Target = 4x	75% (or 32,723 shares)
High = 3x	100% (or 43,630 shares)
(3)
The market value of the unvested restricted shares of common stock is based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

Option Exercises and Stock Vested

        The following table sets forth information with respect to the vesting of restricted stock in 2013 for each Named Executive Officer. The number of shares acquired on vesting and the value of those shares do not reflect the withholding of shares to satisfy federal and state income tax withholdings. No Named Executive Officer held stock options or exercised any stock options during 2013.

	Stock Awards
Name	Number of Shares Acquired on Exercise or Vesting (#)	Value Realized Upon Exercise or Vesting ($)(2)
Kenneth E. Cruse	56,005(1)	660,299
John V. Arabia	55,822(3)	658,141
Bryan A. Giglia	25,712(4)	303,144
Marc A. Hoffman	45,723(5)	539,074
Robert C. Springer	28,441(6)	335,319

(1)
Represents the total of (i) 14,564 shares received on the February 18, 2013 vesting date (in respect of the February 18, 2010 grant), (ii) 18,859 shares received on the February 17, 2013 vesting date (in respect of the February 17, 2011 grant), and (iii) 22,582 shares received on the February 16, 2013 vesting date (in respect of the February 16, 2012 grant).

(2)
Value realized upon vesting is calculated as the gross number of shares vested from the February 16, 2013, February 17, 2013 and February 18, 2013 vesting dates, multiplied by the closing common stock prices on the NYSE of $11.79 with respect to each vesting date (reflects the closing price on Friday, February 15, 2013, as each vesting date fell on either a weekend or holiday).

(3)
Represents the total of (i) 38,797 shares received on February 17, 2013 (in respect of the April 4, 2011 grant), and (ii) 17,025 shares received on the February 16, 2013 vesting date (in respect of the February 16, 2012 grant).

(4)
Represents the total of (i) 8,581 shares received on the February 18, 2013 vesting date (in respect of the February 18, 2010 grant), (ii) 7,274 shares received on the February 17, 2013 vesting date (in respect of the February 17, 2011 grant), and (iii) 9,857 shares received on the February 16, 2013 vesting date (in respect of the February 16, 2012 grant).

(5)
Represents the total of (i) 8,942 shares received on the February 18, 2013 vesting date (in respect of the February 18, 2010 grant), (ii) 18,859 shares received on the February 17, 2013 vesting date (in respect of the February 17, 2011 grant), and (iii) 17,922 shares received on the February 16, 2013 vesting date (in respect of the February 16, 2012 grant).

(6)
Represents the total of (i) 15,000 shares received on February 17, 2013 (in respect of the May 31, 2011 grant), and (ii) 13,441 shares received on the February 16, 2013 vesting date (in respect of the February 16, 2012 grant).

Pension Benefits

        The Company does not provide tax-qualified or non-qualified pension benefits to any of its employees, including its Named Executive Officers.

Non-Qualified Deferred Compensation

        None of the Named Executive Officers have any non-qualified deferred compensation arrangements.

Potential Payments Upon Termination or Change-in-Control

        The following table summarizes the amounts that we would have been required to pay to each of Messrs. Cruse, Arabia, Giglia, Hoffman and Springer in connection with the events listed below as if such events occurred on December 31, 2013.

Name	Severance Amount ($)	Health Insurance Coverage ($)	Unvested Stock Awards ($)	Other ($)	Total ($)
Kenneth E. Cruse
By Company for "Cause"	—	—	—	—	—
By Executive w/o "Good Reason"	—	—	—	—	—
By Executive with "Good Reason"	4,627,500(1)	40,260(2)	7,543,798(3)	—	12,211,558
By Company without "Cause"	4,627,500(1)	40,260(2)	7,543,798(3)	—	12,211,558
Death	1,537,500(4)	40,260(2)	2,199,315(5)	—	3,777,075
Disability	1,537,500(4)	40,260(2)	2,199,315(5)	—	3,777,075
Following Change in Control	—	—	7,543,798(3)	—	7,543,798
By Executive for "Good Reason" or by Company w/o "Cause" following Change in Control	4,627,500(1)	40,260(2)	—	—	4,667,760
John V. Arabia
By Company for "Cause"	—	—	—	—	—
By Executive w/o "Good Reason"	—	—	—	—	—
By Executive with "Good Reason"	2,135,000(6)	27,550(2)	4,174,703(7)	—	6,337,253
By Company without "Cause"	2,135,000(6)	27,550(2)	4,174,703(7)	—	6,337,253
Death	726,250(8)	27,550(2)	1,410,873(9)	—	2,164,672
Disability	726,250(8)	27,550(2)	1,410,873(9)	—	2,164,672
Following Change in Control	—	—	4,694,596(10)	—	4,694,596
By Executive for "Good Reason" or by Company w/o "Cause" following Change in Control	2,135,000(6)	27,550(2)	—	—	2,162,550
Bryan A. Giglia
By Company for "Cause"	—	—	—	—	—
By Executive w/o "Good Reason"	—	—	—	—	—
By Executive with "Good Reason"	—	—	—	—	—
By Company without "Cause"	—	—	—	—	—
Death	—	—	—	—	—
Disability	—	—	—	—	—
Following Change in Control	—	—	891,582(12)	—	891,582
By Executive for "Good Reason" or by Company w/o "Cause" following a Change in Control	796,750(11)	40,260(2)	—	—	837,010
Marc A. Hoffman
By Company for "Cause"	—	—	—	—	—
By Executive w/o "Good Reason"	—	—	—	—	—
By Executive with "Good Reason"	2,107,500(1)	25,921(2)	1,686,336(13)	—	3,819,757
By Company without "Cause"	2,107,500(1)	25,921(2)	1,686,336(13)	—	3,819,757
Death	708,750(4)	25,921(2)	810,646(14)	—	1,545,317
Disability	708,750(4)	25,921(2)	810,646(14)	—	1,545,317
Following Change in Control	—	—	1,686,336(13)	—	1,686,336
By Executive for "Good Reason" or by Company w/o "Cause" following a Change in Control	2,107,500(1)	25,921(2)	—	—	2,133,421
Robert C. Springer
By Company for "Cause"	—	—	—	—	—
By Executive w/o "Good Reason"	—	—	—	—	—
By Executive with "Good Reason"	—	—	603,000(15)	—	603,000
By Company without "Cause"	—	—	603,000(15)	—	603,000
Death	—	—	—	—	—
Disability	—	—	—	—	—
Following Change in Control	—	—	1,671,208(16)	—	1,671,208
By Executive for "Good Reason" or by Company w/o "Cause" following a Change in Control	1,317,500(17)	40,260(2)	—	—	1,357,760

(1)
Pursuant to the terms of the employment agreements of Messrs. Cruse and Hoffman, the severance amount is determined as follows: the executive will receive, in two lump sum payments, all of the amounts set forth in (A) and (B) below: (A) (1) salary and accrued vacation through the date of termination, (2) any vested amounts due under any plan, program or policy of the Company, (3) unpaid bonus owed for any completed fiscal year before the date of termination, and (4) an amount equal to a pro rata share of the target annual cash bonus determined by multiplying the target annual cash bonus (75% of annual base salary for Mr. Hoffman and 150% of annual base salary for Mr. Cruse) by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365; and (B) a severance payment equal to two times the sum of (x) base salary in effect on the date of termination (which was $405,000 for Mr. Hoffman and $615,000 for Mr. Cruse as of December 31, 2013), plus (y) a bonus severance amount (which will be the greater of the executive's target annual cash performance bonus for fiscal year 2013 (which was $303,750 for Mr. Hoffman and $922,500 for Mr. Cruse) and the actual bonuses paid to Messrs. Cruse and Hoffman in respect of the last full calendar year immediately preceding the date of termination (which was $496,875 for Mr. Hoffman and $1,237,500 for Mr. Cruse). The figure does not reflect accrued salary and vacation pay, any vested amounts due under any plan, program or policy of the Company, or any unpaid bonus owed for any completed fiscal year before the date of termination.

(2)
Pursuant to the terms of the Named Executive Officer's employment agreement, the Company shall provide group health coverage for a period of 18 months after termination. The health insurance coverage amount reflects 18 months of monthly premium totaling $40,260 for Messrs. Cruse, Giglia and Springer, $27,550 for Mr. Arabia and $25,921 for Mr. Hoffman.

(3)
Pursuant to the LTIP, all of Mr. Cruse's unvested restricted equity awards shall immediately vest and become exercisable. The unvested stock award figure reflects 562,970 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(4)
Pursuant to the terms of the employment agreements of Messrs. Cruse and Hoffman, if either executive is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will be paid an amount equal to the sum of (i) 100% of the executive's annual base salary then in effect (which was $405,000 for Mr. Hoffman and $615,000 for Mr. Cruse as of December 31, 2013) and (ii) an amount equal to a pro rata share of the target annual cash bonus determined by multiplying the target annual cash bonus (75% of annual base salary for Mr. Hoffman and 150% of annual base salary for Mr. Cruse) by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365 (which would have equated to 100% of the target annual cash performance bonus for fiscal year 2013 (which was $303,750 for Mr. Hoffman and $922,500 for Mr. Cruse). The figure does not reflect accrued salary and vacation pay.

(5)
Pursuant to the terms of Mr. Cruse's employment agreement, if Mr. Cruse's employment is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will receive all outstanding equity awards to the extent such outstanding awards were scheduled to vest within the twelve-month period immediately following the date of termination. The unvested stock award figure reflects 164,128 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(6)
Pursuant to the terms of Mr. Arabia's employment agreement, Mr. Arabia will receive, in two lump sum payments, all of the amounts set forth in (A) and (B) below: (A) (1) incurred, but unreimbursed business expenses, (2) salary and accrued vacation through the date of termination, (3) any vested amounts due under any plan, program or policy of the Company, (4) unpaid bonus owed for any completed fiscal year before the date of termination, and (5) an amount equal to a pro rata share of the target annual cash bonus (75% of annual base salary) determined by multiplying the target annual cash bonus by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365; and (B) a severance payment equal to two times the sum of (x) Mr. Arabia's base salary in effect on the date of termination ($415,000), plus (y) a bonus severance amount (which will be the greater of Mr. Arabia's target annual cash performance bonus (or $311,250) and the actual bonus paid to Mr. Arabia in respect of the last full calendar year immediately preceding the date of termination (which was $496,875). The figure does not reflect accrued salary and vacation pay, any vested amounts due under any plan, program or policy of the Company, or any unpaid bonus owed for any completed fiscal year before the date of termination.

(7)
Pursuant to the LTIP and Mr. Arabia's employment agreement, all of Mr. Arabia's unvested restricted equity awards shall immediately vest and become exercisable, provided that the remaining unvested stock from the initial upfront $2,500,000 restricted stock grant on April 4, 2011 will become immediately vested only to the extent such unvested restricted stock was scheduled to vest within the 24-month period immediately following the date of termination (which equates to 77,594 shares). The unvested stock award figure reflects 311,545 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(8)
Pursuant to the terms of Mr. Arabia's employment agreement, if Mr. Arabia is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will be paid an amount equal to the sum of (i) 100% of his annual base salary then in effect (which was $415,000 as of December 31, 2013) and (ii) an amount equal to a pro rata share of the target annual cash bonus determined by multiplying the target annual cash bonus (75% of annual base salary) by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365 (which would have equated to 100% of the target annual cash performance bonus for fiscal year 2013 (or $311,250). The figure does not reflect accrued salary and vacation pay.

(9)
Pursuant to the terms of Mr. Arabia's employment agreement, if Mr. Arabia's employment is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will receive all outstanding equity awards to the extent such outstanding awards were scheduled to vest within the twelve-month period immediately following the date of termination. The unvested stock award figure reflects 105,289 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(10)
Pursuant to the LTIP, all of Mr. Arabia's unvested restricted equity awards shall immediately vest and become exercisable. The unvested stock award figure reflects 350,343 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(11)
Pursuant to the terms of Mr. Giglia's change in control agreement, if a change in control occurs during Mr. Giglia's employment with the Company and Mr. Giglia's employment is terminated by the Company (or its successor, as the case may be) without cause or by Mr. Giglia for good reason, in each case within twelve months after the effective date of the change in control, Mr. Giglia shall be entitled to the following payments and benefits: (i) Mr. Giglia shall be paid, in two lump sum payments: (A) earned but unpaid base salary and accrued but unpaid vacation pay through the date of termination and any annual cash bonus for any fiscal year of the Company that ends on or before the date of termination to the extent not previously paid (figure reflects $243,750, calculated as follows: (a) $325,000, multiplied by (b) 75% (Mr. Giglia's target cash bonus potential for 2013)); and (B) a severance amount equal to one times the sum of (x) the base salary in effect on the date of termination (without giving effect to any reduction that would constitute good reason) plus (y) the bonus severance amount in effect on the date of termination. The bonus severance amount shall equal the lesser of Mr. Giglia's target annual cash bonus for the year in which the date of termination takes place (which was $243,750 for fiscal year 2013) or the actual annual cash bonus that Mr. Giglia earned in the calendar year prior to the year in which the date of termination occurs (which was $228,000). The figure does not reflect accrued salary and vacation pay.

(12)
Pursuant to the LTIP, all of Mr. Giglia's unvested restricted equity awards shall immediately vest and become exercisable. The unvested stock award figure reflects 66,536 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(13)
Pursuant to the LTIP, all of Mr. Hoffman's unvested restricted equity awards shall immediately vest and become exercisable. The unvested stock award figure reflects 125,846 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(14)
Pursuant to the terms of Mr. Hoffman's employment agreement, if Mr. Hoffman's employment is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries shall receive all outstanding equity awards to the extent such outstanding awards were scheduled to vest within the twelve-month period immediately following the date of termination. The unvested stock award figure reflects 60,496 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(15)
Pursuant to the terms of Mr. Springer's employment agreement, if Mr. Springer's employment is terminated by the Company (or its successor, as the case may be) without cause or by Mr. Springer for good reason, in each case without a change in control having occurred in the preceding twelve months, then only the unvested and outstanding restricted shares of stock from Mr. Springer's initial upfront grant of restricted stock awarded on May 31, 2011 shall become immediately vested; provided, however, that in the event the implied market value of the total shares provided for in the upfront grant (calculated using the closing market price of the Company's common stock on the NYSE as of the termination date) is less than $500,000 on the date Mr. Springer's employment is terminated, the Company will pay Mr. Springer in cash a lump sum amount equal to the difference between $500,000 and the implied market value of the total shares provided for in the upfront grant, multiplied by a fraction the numerator of which is equal to the number of unvested shares from the upfront grant as of the termination date and the denominator equal to the total shares provided for in the upfront grant. The unvested stock award figure reflects 45,000 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(16)
Pursuant to the LTIP, all of Mr. Springer's unvested restricted equity awards shall immediately vest and become exercisable. The unvested stock award figure reflects 124,717 restricted shares based on the closing common stock price of $13.40 on the NYSE on December 31, 2013.

(17)
Pursuant to the terms of Mr. Springer's employment agreement, if a change in control occurs during the term of Mr. Springer's employment agreement and Mr. Springer's employment is terminated by the Company (or its successor, as the case may be) without cause or by Mr. Springer for good reason, in each case within twelve months after the effective date of the change in control, then Mr. Springer shall be entitled to the following payments and benefits: (i) Mr. Springer shall be paid, in two lump sum payments: (A) earned but unpaid base salary and accrued but unpaid vacation pay through the date of termination and any annual cash bonus for any fiscal year of the Company that ends on or before the date of termination to the extent not previously paid (figure reflects $232,500, calculated as follows: (a) $310,000, multiplied by (b) 75% (Mr. Springer's target cash bonus potential for 2013)); and (B) a severance amount equal to two times the sum of (x) the base salary in effect on the date of termination (without giving effect to any reduction that would constitute good reason) plus (y) the bonus severance amount in effect on the date of termination. The bonus severance amount shall equal the lesser of Mr. Springer's target annual cash bonus for the year in which the date of termination takes place (or $232,500 for fiscal year 2013) or the actual annual cash bonus that Mr. Springer earned in the calendar year prior to the year in which the date of termination occurs (which was $338,438). The figure does not reflect accrued salary and vacation pay.

        We have entered into employment agreements and/or change in control agreements and equity-based awards with certain of our Named Executive Officers providing for payments and benefits to such officers upon the termination of their employment with the Company or upon a change in control of the Company.

  Kenneth E. Cruse

        Mr. Cruse's employment agreement with us contains provisions for payments upon a termination of Mr. Cruse's employment (whether or not in connection with a change in control of Sunstone). If the Company terminates Mr. Cruse without cause or Mr. Cruse terminates his employment for good reason (whether or not in connection with a change in control of Sunstone), after delivery to the Company of an executed general release of claims, (i) Mr. Cruse will receive, in two lump sum payments, all of the amounts set forth in (A) and (B) below, (ii) all outstanding equity awards granted to Mr. Cruse shall vest as set forth in (C) below, and (iii) Mr. Cruse will receive continued health insurance coverage as set forth in (D) below: (A) (1) salary and accrued vacation through the date of termination, (2) any vested amounts due under any plan, program or policy of the Company, (3) unpaid bonus owed for any completed fiscal year before the date of termination, and (4) an amount equal to a pro rata share of the target annual cash bonus determined by multiplying the target annual cash bonus by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365 ((A)(1)—(4) are collectively referred to as "Cruse Accrued Obligations"); (B) a severance payment equal to two times the sum of (x) Mr. Cruse's base salary in effect on the date of termination, plus (y) a bonus severance amount (which will be the greater of Mr. Cruse's target annual cash performance bonus and the actual bonus paid to Mr. Cruse in respect of the last full calendar year immediately preceding the date of termination); (C) all outstanding stock options, restricted stock units and other equity awards granted to Mr. Cruse under any of the Company's equity incentive plans shall become immediately vested and, as applicable, exercisable in full; and (D) 18 months of Company-paid continued health insurance coverage for Mr. Cruse and his eligible family members.

        If Mr. Cruse's employment is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will be paid the Cruse Accrued Obligations and an amount equal to 100% of his annual base salary then in effect, all outstanding equity awards will continue to vest (but only to the extent such outstanding awards were scheduled to vest within the 12-month period immediately following the date of termination) and he and his eligible family members will receive 18 months of Company-paid continued health insurance coverage.

  John V. Arabia

        Mr. Arabia's employment agreement with us contains provisions for payments upon a termination of Mr. Arabia's employment (whether or not in connection with a change in control of Sunstone). If the Company terminates Mr. Arabia without cause or Mr. Arabia terminates his employment for good reason, after delivery to the Company of an executed general release of claims, (i) Mr. Arabia will receive, in two lump sum payments, all of the amounts as follows: (A) (1) incurred, but unreimbursed business expenses, (2) salary and accrued vacation through the date of termination, (3) any vested amounts due under any plan, program or policy of the Company, (4) unpaid bonus owed for any completed fiscal year before the date of termination, and (5) an amount equal to a pro rata share of the target annual cash bonus determined by multiplying the target annual cash bonus by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365 ((A)(1)—(5) are collectively referred to as "Arabia Accrued Obligations") and (B) a severance payment equal to two times the sum of (x) Mr. Arabia's base salary in effect on the date of termination, plus (y) a bonus severance amount (which will be the greater of Mr. Arabia's target annual cash performance bonus and the actual bonus paid to Mr. Arabia in respect of the last full calendar year immediately preceding the date of termination; (ii) all outstanding equity awards granted to Mr. Arabia will vest as follows: (1) if the termination occurs prior to the date Mr. Arabia is appointed President, but after the first anniversary of the effective date of the agreement, all outstanding stock options, restricted stock units and other equity awards granted to Mr. Arabia under any of the Company's equity incentive plans (or awards substituted therefor covering the securities of a successor company) will become immediately vested and, as applicable, exercisable, provided that the remaining unvested stock from the initial upfront $2,500,000 restricted stock grant will become immediately vested only to the extent such unvested restricted stock was scheduled to vest within the 24-month period immediately following the date of termination; or (2) if the termination occurs after the date Mr. Arabia is appointed President, all outstanding stock options, restricted stock units and other equity awards granted to Mr. Arabia under any of the Company's equity incentive plans (or awards substituted therefor covering the securities of a successor company) will become immediately vested and, as applicable, exercisable, provided that both the then unvested stock comprising the initial upfront $2,500,000 restricted stock grant and the then unvested stock from the grant of restricted stock awarded in connection with Mr. Arabia's appointment to President will become immediately vested only to the extent such unvested restricted stock was scheduled to vest within the 24-month period immediately following the date of termination; and (iii) Mr. Arabia will receive 18 months of Company-paid continued health insurance coverage for Mr. Arabia and his eligible family members.

        If Mr. Arabia's employment is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will be paid the Arabia Accrued Obligations and an amount equal to 100% of his annual base salary then in effect, all outstanding equity awards will continue to vest (but only to the extent such outstanding awards were scheduled to vest within the 12-month period immediately following the date of termination) and he and his eligible family members will receive 18 months of Company-paid continued health insurance coverage.

  Bryan A. Giglia

        Mr. Giglia's change in control agreement with us contains provisions for payments upon a termination of Mr. Giglia's employment in connection with a change in control of the Company. If a change in control occurs during Mr. Giglia's employment with the Company, and Mr. Giglia's employment is terminated by the Company (or its successor, as the case may be) without cause or by Mr. Giglia for good reason, in each case within twelve months after the effective date of the change in control, then Mr. Giglia shall be entitled to the following payments and benefits after delivery to the Company of an executed general release of claims: (i) Mr. Giglia shall be paid, in two lump sum payments: (A) earned but unpaid base salary and accrued but unpaid vacation pay through the date of termination and any annual cash bonus for any fiscal year of the Company that ends on or before the date of termination to the extent not previously paid, and (B) a severance amount equal to one times the sum of (x) the base salary in effect on the date of termination (without giving effect to any reduction that would constitute good reason) plus (y) the bonus severance amount in effect on the date of termination. The bonus severance amount shall equal the lesser of Mr. Giglia's target annual cash bonus for the year in which the date of termination takes place or the actual annual cash bonus that Mr. Giglia earned in the calendar year prior to the year in which the date of termination occurs; (ii) for a period of 18 months following the termination date, the Company shall, at the Company's sole expense, continue to provide Mr. Giglia and his eligible family members with group health insurance coverage at least equal to that which would have been provided to them if Mr. Giglia's employment had not been terminated (or at the Company's election, pay the applicable COBRA premium for such coverage); (iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to Mr. Giglia any vested benefits and other amounts or benefits required to be paid or provided or which he is eligible to receive as of the termination date under any plan, program, policy or practice or contract or agreement of the Company and its affiliates; and (iv) all outstanding stock options, restricted stock units and other equity awards granted to Mr. Giglia under any of the Company's equity incentive plans (or awards substituted therefor covering the securities of a successor company) shall become immediately vested and exercisable in full.

  Marc A. Hoffman

        Mr. Hoffman's employment agreement with us contains provisions for payments upon a termination of Mr. Hoffman's employment (whether or not in connection with a change in control of Sunstone). If the Company terminates Mr. Hoffman without cause or Mr. Hoffman terminates his employment for good reason (whether or not in connection with a change in control of Sunstone), after delivery to the Company of an executed general release of claims, (i) Mr. Hoffman will receive, in two lump sum payments, all of the amounts set forth in (A) and (B) below, (ii) all outstanding equity awards granted to Mr. Hoffman shall vest as set forth in (C) below, and (iii) Mr. Hoffman will receive continued health insurance coverage as set forth in (D) below: (A) (1) salary and accrued vacation through the date of termination, (2) any vested amounts due under any plan, program or policy of the Company, (3) unpaid bonus owed for any completed fiscal year before the date of termination, and (4) an amount equal to a pro rata share of the target annual cash bonus determined by multiplying the target annual cash bonus by a fraction the numerator of which is the number of days elapsed in the year through the date of termination and the denominator of which is 365 ((A)(1)—(4) are collectively referred to as "Hoffman Accrued Obligations"); (B) a severance payment equal to two times the sum of (x) Mr. Hoffman's base salary in effect on the date of termination, plus (y) a bonus severance amount (which will be the greater of Mr. Hoffman's target annual cash performance bonus and the actual bonus paid to Mr. Hoffman in respect of the last full calendar year immediately preceding the date of termination); (C) all outstanding stock options, restricted stock units and other equity awards granted to Mr. Hoffman under any of the Company's equity incentive plans shall become immediately vested and, as applicable, exercisable in full; and (D) 18 months of Company-paid continued health insurance coverage for Mr. Hoffman and his eligible family members.

        If Mr. Hoffman's employment is terminated by reason of death or disability, he or, as appropriate, his estate or beneficiaries will be paid the Hoffman Accrued Obligations and an amount equal to 100% of his annual base salary then in effect, all outstanding equity awards will continue to vest (but only to the extent such outstanding awards were scheduled to vest within the 12-month period immediately following the date of termination) and he and his eligible family members will receive 18 months of Company-paid continued health insurance coverage.

  Robert C. Springer

        Mr. Springer's employment agreement with us contains provisions for payments upon a termination of Mr. Springer's employment. If a change in control occurs during the term, and Mr. Springer's employment is terminated by the Company (or its successor, as the case may be) without cause or by Mr. Springer for good reason, in each case within twelve months after the effective date of the change in control, then Mr. Springer shall be entitled to the following payments and benefits after delivery to the Company of an executed general release of claims: (i) Mr. Springer shall be paid, in two lump sum payments: (A) earned but unpaid base salary and accrued but unpaid vacation pay through the date of termination and any annual cash bonus for any fiscal year of the Company that ends on or before the date of termination to the extent not previously paid, and (B) a severance amount equal to two times the sum of (x) the base salary in effect on the date of termination (without giving effect to any reduction that would constitute good reason) plus (y) the bonus severance amount in effect on the date of termination. The bonus severance amount shall equal the lesser of Mr. Springer's target annual cash bonus for the year in which the date of termination takes place or the actual annual cash bonus that Mr. Springer earned in the calendar year prior to the year in which the date of termination occurs; (ii) for a period of 18 months following the termination date, the Company shall, at the Company's sole expense, continue to provide Mr. Springer and his eligible family members with group health insurance coverage at least equal to that which would have been provided to them if Mr. Springer's employment had not been terminated (or at the Company's election, pay the applicable COBRA premium for such coverage); (iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to Mr. Springer any vested benefits and other amounts or benefits required to be paid or provided or which he is eligible to receive as of the termination date under any plan, program, policy or practice or contract or agreement of the Company and its affiliates; and (iv) all outstanding stock options, restricted stock units and other equity awards granted to Mr. Springer under any of the Company's equity incentive plans (or awards substituted therefor covering the securities of a successor company) shall become immediately vested and exercisable in full.

        If Mr. Springer's employment is terminated by the Company (or its successor, as the case may be) without cause or by Mr. Springer for good reason, in each case without a change in control having occurred in the preceding 12 months, then only the unvested and outstanding restricted shares of stock from Mr. Springer's initial upfront grant of restricted stock awarded on May 31, 2011 shall become immediately vested; provided, however, that in the event the implied market value of the total shares provided for in the upfront grant (calculated using the closing market price of the Company's common stock on the NYSE as of the termination date) is less than $500,000 on the date Mr. Springer's employment is terminated, the Company will pay Mr. Springer in cash a lump sum amount equal to the difference between $500,000 and the implied market value of the total shares provided for in the upfront grant, multiplied by a fraction the numerator of which is equal to the number of unvested shares from the upfront grant as of the termination date and the denominator equal to the total shares provided for in the upfront grant. For example, if (a) the upfront grant consisted of 100,000 shares to vest in five equal annual installments, each on the anniversary of the effective date (accordingly, the threshold value per share of restricted stock would be $5.00 ($5.00 × 100,000 shares = $500,000), (b) Mr. Springer terminates his employment at the Company for good reason or his employment is terminated by the Company without cause after the third anniversary of the effective date but prior to the fourth anniversary of the effective date, and (c) on the date of such termination, the closing market price of the Company's common stock on the NYSE is $2.00, then the Company would pay Mr. Springer the sum of $120,000 (calculated as follows):

  1)
  100,000 (shares provided for in the upfront grant) ÷ 5 (total number of vesting periods applicable to the upfront grant) = 20,000 shares per vesting period

  2)
  20,000 (shares per vesting period) × 2 (remaining vesting periods applicable to the upfront grant) = 40,000 shares remaining unvested

  3)
  40,000 (shares remaining unvested) × $3.00 (difference between minimum value of $5.00/share of common stock and closing price of Company common stock on NYSE of $2.00/share on date of termination) = $120,000

  Accelerated Vesting Under LTIP

        Outstanding equity awards under the LTIP will generally vest upon the occurrence of a change in control.

 Executive Compensation Risk Assessment

        Management and the Compensation Committee reviewed and assessed the Company's compensation plans, programs and arrangements with respect to all employees in order to determine whether any of the foregoing may incentivize excessive risk taking that could have a material adverse effect on the Company. Based on that assessment, we determined that the Company's compensation policies and program combine varied performance metrics and vesting durations that provide appropriate incentives and reasonable safeguards. Accordingly, we do not believe that the compensation programs give rise to any risks that are reasonably likely to have a material adverse effect on the Company. We will continue to monitor the Company's compensation plans, programs and arrangements to mitigate the potential for same to incentivize taking excessive risk.

 Compensation Committee Report to Stockholders

        The following is a report by the Company's Compensation Committee regarding the Company's executive officer compensation program.

        The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement, or the CD&A, with management of the Company. Based on the Compensation Committee's review of the CD&A and the Compensation Committee's discussions of the CD&A with management, the Compensation Committee recommended to the Board of Directors (and the Board has approved) that the CD&A be included in the Company's proxy statement on Schedule 14A prepared in connection with the annual meeting.

Compensation Committee

Thomas A. Lewis, Jr., Chair
Douglas M. Pasquale
Lewis N. Wolff

March 14, 2014

 Certain Relationships and Related Transactions

        Since the beginning of fiscal year 2013, we have not entered into any transaction and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. We have adopted a policy which provides that the approval of our Nominating and Corporate Governance Committee is required for any transaction involving us and any of our directors, officers or employees, or any entity in which any of our directors, officers or employees is employed or has an interest of more than 5%.

 Security Ownership by Directors, Executive Officers and
Five Percent Stockholders

        The following table sets forth information regarding the beneficial ownership of our common stock and 8.0% Series D Cumulative Redeemable Preferred Stock (or the Series D preferred stock) as of March 14, 2014 with respect to (a) each director and director nominee, (b) each Named Executive Officer, (c) all of our directors and Named Executive Officers as a group and (d) each person known by us to be the beneficial owner of greater than a 5% interest in our common stock and Series D preferred stock. Unless otherwise indicated, all shares of common stock are owned directly and the indicated person has sole voting and investment power. Percentage ownership is based on 183,249,336 shares of common stock and 4,600,000 shares of Series D preferred stock outstanding as of March 14, 2014.

        Unless otherwise indicated, the address of each person is 120 Vantis, Suite 350, Aliso Viejo, California 92656.

Name of Beneficial Owner	Number of Shares of Common Stock	Number of Shares of Series D Preferred Stock	Percentage of Common Stock(1)	Percentage of Series D Preferred Stock
Kenneth E. Cruse(2)	820,983	0	*	0
John V. Arabia(3)	626,299	0	*	0
Marc A. Hoffman(4)	178,845	0	*	0
Robert C. Springer(5)	149,845	0	*	0
Bryan A. Giglia(6)	131,212	0	*	0
Lewis N. Wolff(7)	111,995	0	*	0
Keith M. Locker(8)	61,370	0	*	0
Thomas A. Lewis(9)	59,297	0	*	0
Keith P. Russell(10)	55,995	0	*	0
Douglas M. Pasquale(11)	35,895	0	*	0
Andrew Batinovich(12)	33,395	0	*	0
Z. Jamie Behar(13)	20	0	*	0
All Named Executive Officers and directors as a group	2,265,151	0	1.24%	0
Deutsche Bank AG(14)	6,243,730	0	3.41%	0
Cohen & Steers, Inc.(15)	10,565,698	0	5.77%	0
FMR LLC(16)	11,522,654	0	6.29%	0
Vangard Specialized Funds—Vanguard REIT Index Fund(17)	12,363,657	0	6.75%	0
BlackRock, Inc.(18)	14,315,075	0	7.81%	0
The Vanguard Group, Inc.(19)	24,634,075	0	13.44%	0

*
Represents less than 1% of the number of shares of our common stock and membership units in Sunstone Hotel Partnership, LLC or less than 1% of our Series D preferred stock.

(1)
Based on total outstanding shares of common stock of 183,249,336.

(2)
Represents total of (i) 580,732 shares of unvested restricted stock (included within the unvested restricted shares are 116,445 shares which were granted on February 19, 2014 and will vest in three equal annual installments following the grant date) and (ii) 240,251 shares of common stock which were acquired either through previous annual vesting or open-market purchases. All of the restricted shares in (i) above are subject to share withholding for tax obligations.

(3)
Represents total of (i) 297,137 shares of unvested restricted stock (included within the unvested restricted shares are 52,083 shares which were granted on February 19, 2014 and will vest in three equal annual installments following the grant date) and (ii) 329,162 shares of common stock which were acquired either through previous annual vesting or open-market purchases. All of the restricted shares in (i) above are subject to share withholding for tax obligations.

(4)
Represents total of (i) 116,178 shares of unvested restricted stock (included within the unvested restricted shares are 50,828 shares which were granted on February 19, 2014 and will vest in three equal annual installments following the grant date) and (ii) 62,667 shares of common stock which were acquired either through previous annual vesting or open-market purchases. All of the restricted shares in (i) above are subject to share withholding for tax obligations.

(5)
Represents total of (i) 116,059 shares of unvested restricted stock (included within the unvested restricted shares are 37,395 shares which were granted on February 19, 2014 and will vest in three equal annual installments following the grant date) and (ii) 33,786 shares of common stock which were acquired either through previous annual vesting or open-market purchases. All of the restricted shares in (i) above are subject to share withholding for tax obligations.

(6)
Represents total of (i) 75,426 shares of unvested restricted stock (included within the unvested restricted shares are 39,204 shares which were granted on February 19, 2014 and will vest in three equal annual installments following the grant date) and (ii) 55,786 shares of common stock which were acquired either through previous annual vesting or open-market purchases. All of the restricted shares in (i) above are subject to share withholding for tax obligations.

(7)
Represents total of (i) 18,284 shares of unvested restricted stock and (ii) 93,711 shares of common stock which were acquired either through previous annual vesting or open-market purchases.

(8)
Represents total of (i) 28,268 shares of unvested restricted stock and (ii) 33,102 shares of common stock which were acquired either through previous annual vesting or open-market purchases.

(9)
Represents total of (i) 18,284 shares of unvested restricted stock and (ii) 41,013 shares of common stock which were acquired either through previous annual vesting or open-market purchases.

(10)
Represents total of (i) 18,284 shares of unvested restricted stock and (ii) 37,711 shares of common stock which were acquired either through previous annual vesting or open-market purchases.

(11)
Represents total of (i) 16,639 shares of unvested restricted stock and (ii) 19,256 shares of common stock which were acquired either through previous annual vesting or open-market purchases.

(12)
Represents total of (i) 16,639 shares of unvested restricted stock and (ii) 16,756 shares of common stock which were acquired either through previous annual vesting or open-market purchases.

(13)
Represents total of 20 shares of common stock which were acquired through open-market purchases.

(14)
Derived solely from information contained in the Schedule 13G/A filed with the SEC on February 14, 2014 by Deutsche Bank AG, on behalf of itself and certain of its affiliates. The address for Deutsche Bank AG is Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany.

(15)
Derived solely from information contained in the Schedule 13G/A filed with the SEC on February 14, 2014 by Cohen & Steers, Inc. and certain affiliates. The address for Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, New York 10017.

(16)
Derived solely from information contained in the Schedule 13G/A filed with the SEC on February 14, 2014 by FMR LLC, on behalf of itself and certain of its affiliates. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(17)
Derived solely from information contained in the Schedule 13G/A filed with the SEC on February 4, 2014 by Vanguard Specialized Funds—Vanguard REIT Index Fund, on behalf of itself and certain of its affiliates. The address for Vanguard Specialized Funds—Vanguard REIT Index Fund is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(18)
Derived solely from information contained in the Schedule 13G/A filed with the SEC on January 30, 2014 by BlackRock, Inc., on behalf of itself and certain of its affiliates. The address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(19)
Derived solely from information contained in the Schedule 13G/A filed with the SEC on February 12, 2014 by The Vanguard Group, Inc., on behalf of itself and certain of its affiliates. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file reports of holdings and transactions in shares of a common stock with the SEC. Based solely on our review of the copies of such reports furnished to us, we believe that during 2013 all applicable filing requirements of our directors, executive officers and 10% beneficial owners were made on a timely basis.

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been a former or current executive officer or employee of the Company. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2013.

 Stockholder Proposals for the 2015 Annual Meeting

        Stockholder proposals intended to be presented at the 2015 annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received by the Secretary of Sunstone no later than November 28, 2014, to be considered for inclusion in our proxy statement and proxy card relating to the 2015 annual meeting. In addition, any stockholder who wishes to propose a nominee to the Board of Directors or submit any other matter to a vote at the 2015 annual meeting of stockholders (other than a stockholder proposal included in our proxy materials pursuant to SEC Rule 14a-8) must deliver such information to our Secretary no earlier than October 29, 2014 and no later than 5:00 p.m. Pacific Time on November 28, 2014 and must comply with the other provisions and requirements of Article II, Section 2.11 of our then current bylaws, which are on file with the SEC and may be obtained from our Secretary upon request.

 Other Matters to Come Before the 2014 Annual Meeting

        The Board of Directors knows of no other matters to be presented for stockholder action at the 2014 annual meeting. If any other matters are properly presented at the meeting for action, it is intended that the persons named in the proxies will vote upon such matters in accordance with their discretion.

 Other Information

        Sunstone will pay the cost of its proxy solicitation. We also expect that some of our employees may solicit Sunstone stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We may engage the services of a proxy solicitation firm to assist in the solicitation of proxies. Sunstone will pay all costs associated with any engagement of a proxy solicitation firm, which we estimate would not exceed $25,000.

By Order of the Board of Directors

Kenneth E. Cruse
 Chief Executive Officer and Director
Aliso Viejo, California
March 25, 2014

 Exhibit A

SUNSTONE HOTEL INVESTORS, INC.

2004 LONG-TERM INCENTIVE PLAN

as amended and restated effective

May [    ], 2014

ARTICLE I

GENERAL

        1.1    Purpose

        The purpose of the Sunstone Hotel Investors, Inc. 2004 Long-Term Incentive Plan (as amended and restated, the "Plan") is to provide an incentive for officers, other employees, prospective employees and directors of, and consultants to, Sunstone Hotel Investors, Inc. (the "Company") and its subsidiaries and affiliates to acquire a proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and its subsidiaries and affiliates. The Plan is amended and restated as set forth herein effective May [    ], 2014, subject to the requisite approval of the stockholders of the Company.

        1.2    Definitions of Certain Terms

        (a)   "Award" means an award under the Plan as described in Section 1.5 and Article II.

        (b)   "Award Agreement" means a written agreement entered into between the Company and a Grantee in connection with an Award.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Code" means the Internal Revenue Code of 1986, as amended.

        (e)   "Committee" means the Compensation Committee of the Board and shall consist of not less than two directors. However, if a member of the Compensation Committee is not an "outside director" within the meaning of Section 162(m) of the Code or is not a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, the Compensation Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The term "Committee" includes any such committee or subcommittee, to the extent of the Compensation Committee's delegation.

        (f)    "Common Stock" means the common stock of the Company.

        (g)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (h)   The "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sale price per share of Common Stock during normal trading hours on the national securities exchange on which the Common Stock is principally traded for such date or the last preceding date on which there was a sale of such Common Stock on such exchange or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (i)    "Grantee" means a person who receives an Award.

        (j)    "Incentive Stock Option" means a stock option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code (or a successor provision thereof) and which is so designated in the applicable Award Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

        (k)   "IPO Date" means the date on which there is an initial public offering of the Company's shares of Common Stock.

        (l)    "Key Persons" means directors, officers and other employees (including prospective employees) of the Company or of a Related Entity, and consultants and advisors to the Company or a Related Entity.

        (m)  "Option Exercise Price" means the amount payable by a Grantee on the exercise of a stock option.

        (n)   "Related Entity" means any parent or subsidiary corporation of the Company or any business, corporation, partnership, limited liability company or other entity in which the Company or a parent or a subsidiary corporation holds a controlling ownership interest, directly or indirectly.

        (o)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

        (p)   Unless otherwise determined by the Committee, a Grantee shall be deemed to have a "Termination of Employment" upon ceasing employment with the Company and all Related Entities (or, in the case of a Grantee who is not an employee, upon ceasing association with the Company and all Related Entities as a director, consultant or otherwise). The Committee in its discretion may determine (i) whether any leave of absence constitutes a Termination of Employment for purposes of the Plan, (ii) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (iii) when a change in a Grantee's association with the Company constitutes a Termination of Employment for purposes of the Plan. The Committee may also determine whether a Grantee's Termination of Employment is for cause and the date of termination in such case.

        1.3    Administration

        (a)   The Plan shall be administered by the Committee, which shall consist of not less than two directors.

        (b)   The Committee or a subcommittee thereof (which hereinafter shall also be referred to as the Committee) shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law, (vii) to determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, and (viii) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

        (c)   Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

        (d)   The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive.

        (e)   No member of the Board or the Committee or any employee of the Company or any of its subsidiaries or affiliates (each such person a "Covered Person") shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

        (f)    Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (ii) the Board may, in its sole discretion, at any time and from time to time, grant Awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

        1.4    Persons Eligible for Awards

        Awards under the Plan may be made to such Key Persons as the Committee shall select in its discretion.

        1.5    Types of Awards Under the Plan

        Awards may be made under the Plan in the form of stock options, including Incentive Stock Options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units and other stock-based Awards, as set forth in Article II.

        1.6    Shares Available for Awards

        (a)    Total shares available.    The total number of shares of Common Stock, which may be transferred pursuant to Awards granted under the Plan shall not exceed twelve million fifty thousand (12,050,000) shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, then the shares covered by such forfeited, terminated or canceled Award shall again become available for transfer pursuant to Awards granted or to be granted under this Plan. Notwithstanding anything to the contrary contained herein, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any Award shall not again become available for transfer pursuant to Awards granted or to be granted under this Plan. For purposes of determining the number of shares available for Awards under this Plan, the number of shares of Common Stock taken into account with respect to stock appreciation rights exercisable for shares of Common Stock shall be the number of shares underlying the stock appreciation rights upon grant (i.e., not the final number of shares of Common Stock delivered upon exercise of the stock appreciation right). Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which Awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for Awards under this Plan.

        (b)    Adjustments.    The number of shares of Common Stock covered by each outstanding Award, the number of shares available for Awards and the price per share of Common Stock covered by each such outstanding Award shall be proportionately adjusted, as determined in the sole discretion of the Committee, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" and, provided, further, that no such adjustment shall be required if the Committee determines that such action would cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code ("Section 409A") or otherwise would subject a Grantee to an additional tax imposed under Section 409A in respect of an outstanding Award. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

ARTICLE II

AWARDS UNDER THE PLAN

        2.1    Award Agreements

        Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company Payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. A Grantee shall have no rights with respect to an Award unless such Grantee accepts the Award within such period as the Committee shall specify by executing an Award Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company in such amount as the Committee may determine.

        2.2    No Rights as a Shareholder

        No Grantee of an Award (or other person having rights pursuant to such Award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.6(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        2.3    Grant of Stock Options, Stock Appreciation Rights and Additional Options

        (a)   The Committee may grant stock options, including Incentive Stock Options to purchase shares of Common Stock from the Company, to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion.

        (b)   The Committee may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan A stock appreciation right may be granted at or after the time of grant of such option.

        (c)   The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (ii) the exercise price of such right as set forth in the Award Agreement (or over the option exercise price if the stock appreciation right is granted in connection with a stock option), multiplied by (iii) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with a stock option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

        (d)   Each Award Agreement with respect to a stock option shall set forth the Option Exercise Price, which shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which Section 424(a) of the Code applies).

        (e)   Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no Incentive Stock Option (or a stock appreciation right granted in connection with an Incentive Stock Option) shall be exercisable more than ten (10) years after the date of grant.

        (f)    To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $ 100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as nonqualified stock options.

        2.4    Exercise of Stock Options and Stock Appreciation Rights

        Each stock option or stock appreciation right granted under the Plan shall be exercisable as follows:

        (a)   A stock option or stock appreciation right shall become exercisable at such time or times as determined by the Committee.

        (b)   Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. A stock option or stock appreciation right shall be exercised by written notice to the Company, on such form and in such manner as the Committee shall prescribe.

        (c)   Any written notice of exercise of a stock option shall be accompanied by payment of the Option Exercise Price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Committee), or (ii) to the extent specified in the Award Agreement (A) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option or under an Award made under this Plan or any other compensatory plan of the Company, were acquired at least six (6) months prior to the option exercise date) having a Fair Market Value (determined as of the exercise date) equal to all or part of the Option Exercise Price and cash for any remaining portion of the Option Exercise Price, or (B) to the extent permitted by law, by such other method as the Committee may from time to time prescribe, including a cashless exercise procedure through a broker-dealer.

        (d)   Promptly after receiving payment of the full Option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares of Common Stock, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the Grantee or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the certificate(s) to the Grantee's broker-dealer.

        2.5    Cancellation and Termination of Stock Options and Stock Appreciation Rights

        The Committee may, at any time and in its sole discretion, determine that any outstanding stock options and stock appreciation rights granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such options (and stock appreciation rights not granted in connection with an option) may receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the fair market value of the Common Stock and the exercise price per share multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the stock options and stock appreciation rights will be canceled and terminated without payment therefor.

        2.6    Termination of Employment

        (a)   Except to the extent otherwise provided in paragraphs (b) and (c) below or in the applicable Award Agreement, all stock options and stock appreciation rights not theretofore exercised shall terminate upon the Grantee's Termination of Employment for any reason.

        (b)   If a Grantee's Termination of Employment is for any reason other than death or dismissal for cause, the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of the Termination of Employment; and (ii) exercise must occur within ninety (90) days after the Termination of Employment, except that this ninety (90) day period shall be increased to one (1) year if the Termination of Employment is by reason of disability, but in no event after the expiration date of the Award as set forth in the Award Agreement. In the case of an Incentive Stock Option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by Section 422(c)(6) of the Code.

        (c)   If a Grantee dies while employed by the Company or a Related Entity, or after a Termination of Employment but during the period in which the Grantee's stock options or stock appreciation rights are exercisable pursuant to paragraph (b) above, any outstanding stock option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of death and (ii) exercise must occur by the earlier of the first anniversary of the Grantee's death or the expiration date of the Award. Any such exercise of an Award following a Grantee's death shall be made only by the Grantee's executor or administrator, unless the Grantee's will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a Grantee's personal representative or the recipient of a specific disposition under the Grantee's will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the Grantee.

        2.7    Grant of Restricted Stock

        (a)   The Committee may grant restricted shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock Awards may be made independently of or in connection with any other Award.

        (b)   The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock covered by the Award. Upon the issuance of such certificate(s), the Grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the transfer restrictions and the Company repurchase rights described in paragraphs (d) and (e) below and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement.

        (c)   Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Award Agreement.

        (d)   Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Award Agreement provides otherwise, additional shares of Common Stock or other property distributed to the Grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

        (e)   During the ninety (90) days following the Grantee's Termination of Employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Grantee (or the Grantee's estate) in cash any amount paid by the Grantee for such shares.

        2.8    Grant of Restricted Stock Units

        (a)   The Committee may grant Awards of restricted stock units to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other Award under the Plan.

        (b)   At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become vested, and may specify such conditions to vesting as it deems appropriate. Unless otherwise determined by the Committee, in the event of the Grantee's Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an Award of restricted stock units.

        (c)   At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the Grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Company shall transfer to the Grantee one unrestricted, fully transferable share of Common Stock for each vested restricted stock unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied. The Committee shall specify the purchase price, if any, to be paid by the Grantee to the Company for such shares of Common Stock.

        2.9    Grant of Performance Shares and Share Units

        The Committee may grant performance shares in the form of actual shares of Common Stock or share units having a value equal to an identical number of shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. In the event that a stock certificate is issued in respect of performance shares, such certificates shall be registered in the name of the Grantee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee shall determine in its sole discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock, provided such form of payment does not defer the inclusion of income.

        2.10    Other Stock-Based Awards

        The Committee may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

        2.11    Grant of Dividend Equivalent Rights

        The Committee may in its discretion include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise or vesting of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

        2.12    Prohibition on Repricing

        Subject to the provisions of Section 1.6(b) hereof, the Committee shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding stock option or stock appreciation right granted under the Plan to reduce its price per share, or (ii) cancel any stock option or stock appreciation right granted under the Plan in exchange for cash or another Award when the price per share of such stock option or stock appreciation right exceeds the Fair Market Value of the underlying shares of Common Stock. Subject to the provisions of Section 1.6(b), the Committee shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE III

MISCELLANEOUS

        3.1    Amendment of the Plan; Modification of Awards

        (a)   The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the Grantee under any Award theretofore made under the Plan without the consent of the Grantee (or, after the Grantee's death, the person having the right to exercise or receive payment of the Award). For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Grantee.

        (b)   Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law, regulation or stock exchange listing requirements.

        (c)   The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to paragraphs (a) or (d) of this Section or an amendment to effect an assumption or other action consistent with Section 3.7(b)) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be made only with the consent of the Grantee (or, upon the Grantee's death, the person having the right to exercise the Award).

        (d)   Notwithstanding anything to the contrary in this Section, the Board or the Committee shall have full discretion to amend the Plan to the extent necessary to preserve fixed accounting treatment with respect to any Award and any outstanding Award Agreement shall be deemed to be so amended to the same extent, without obtaining the consent of any Grantee (or, after the Grantee's death, the person having the right to exercise or receive payment of the affected Award), without regard to whether such amendment adversely affects a Grantee's rights under the Plan or such Award Agreement.

        3.2    Tax Withholding

        (a)   As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), the Company will require that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

        (b)   If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, to the extent specified in the applicable Award Agreement and unless otherwise permitted by the Committee, the Grantee may satisfy only the minimum statutory withholding obligation imposed under paragraph (a) by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

        3.3    Restrictions

        (a)   If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a "Plan Action"), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

        (b)   The term "consent" as used herein with respect to any action referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

        3.4    Nonassignability

        (a)   Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Grantee only by the Grantee or the Grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit a Grantee to transfer any stock option which is not an Incentive Stock Option to one or more of the Grantee's immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term "immediate family" shall mean the Grantee's spouse and issue (including adopted and step children) and (ii) the phrase "immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members" shall be further limited, if necessary, so that neither the transfer of a nonqualified stock option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162 (m) of the Code.

        3.5    Requirement of Notification of Election Under Section 83(b) of the Code

        If a Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Grantee makes such an election, the Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

        3.6    Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

        If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

        3.7    Change in Control

        (a)   A "Change in Control" means the occurrence of any one of the following events:

            (i)  any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power of the Company's then outstanding securities generally eligible to vote for the election of directors (the "Company Voting Securities"); provided, however, that any of the following acquisitions shall not be deemed to be a Change in Control: (1) by the Company or any subsidiary or affiliate, (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary or affiliate, (3) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) pursuant to a Non-Qualifying Transaction (as defined in paragraph (ii));

           (ii)  the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries or affiliates that requires the approval of the Company's stockholders whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

            (A)  more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,

            (B)  no person (other than any employee benefit plan (or any related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of securities of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) representing 50% of the total voting power of the securities then outstanding generally eligible to vote for the election of directors of the Parent Corporation (or the Surviving Corporation), and

            (C)  at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination;

  (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction");

          (iii)  individuals who, on the IPO Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the IPO Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iv)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

           (v)  the consummation of a sale of all or substantially all of the Company's assets to an entity that is not an affiliate of the Company (other than pursuant to a Non-Qualifying Transaction).

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

        (b)   Upon the occurrence of a Change in Control specified in paragraph (a)(i) or (a)(iii) above and immediately prior to the occurrence of a Change in Control specified in paragraph (a)(ii) or (a)(v) above, unless the applicable Award Agreement expressly provides otherwise, Awards shall Fully Vest.

        (c)   Upon the occurrence of a Change in Control specified in paragraph (a)(iv) above, all outstanding Awards will terminate upon consummation of the liquidation or dissolution of the Company. The Committee may, in the exercise of its sole discretion in such instances, (i) provide that Awards shall Fully Vest as of any specified date prior to such liquidation or dissolution and/or (ii) declare that any Award shall terminate as of any specified date.

        (d)   The following shall occur if Awards "Fully Vest": (i) any stock options and stock appreciation rights granted under the Plan shall become fully vested and immediately exercisable, (ii) any restricted stock, restricted stock units and other stock-based Awards granted under the Plan will become fully vested, any restrictions applicable to such Awards shall lapse and such Awards denominated in stock will be immediately paid out, and (iii) any performance goals applicable to Awards will be deemed to be fully satisfied.

        (e)   Upon the occurrence of any Change in Control or upon the occurrence of a Non-Qualifying Transaction where Awards are not assumed (or substituted) by the Surviving Corporation or Parent Corporation, the Committee may, in its sole discretion, (i) Fully Vest Awards, (ii) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor or (iii) provide that the period to exercise stock options or stock appreciation rights granted under the Plan shall be extended (but not beyond the expiration of such option or stock appreciation right).

        (f)    The Committee shall determine in its sole discretion whether an Award shall be considered "assumed" or "substituted". Without limiting the foregoing, for the purposes of Section 3.7, a stock option or stock appreciation right shall be considered "assumed" or "substituted" if in the reasonable determination of the Committee (i) the aggregate intrinsic value (the difference between the then fair market value as reasonably determined by the Committee and the exercise price per share of Common Stock multiplied by the number of shares of Common Stock subject to such award) of the assumed (or substituted) Award immediately after the Change in Control is substantially the same as the aggregate intrinsic value of such Award immediately before such transaction, (ii) the ratio of the exercise price per assumed (or substituted) Award to the fair market value per share of successor corporation stock immediately after the Change in Control is substantially the same as such ratio for such Award immediately before such transaction and (iii) the Award is exercisable for the consideration approved by the Committee (including shares of stock, other securities or property or a combination of cash, stock, securities and other property).

        (g)   Where the successor corporation assumes (or substitutes for) any outstanding Awards, if within twelve (12) months of the consummation of such Change in Control, Grantee's employment with the successor corporation is terminated by the successor corporation other than for cause or the Grantee terminates employment with the successor corporation for good reason, then all outstanding Awards owned by such Participant shall Fully Vest. For purposes hereof, the term "cause" shall have the meaning specified in the Grantee's Award agreement or as otherwise determined by the Committee in its discretion and the term "good reason" shall have the meaning specified in the Grantee's Award agreement or as otherwise determined by the Committee in its discretion.

        3.8    No Right to Employment

        Nothing in the Plan or in any Award Agreement shall confer upon any Grantee the right to continue in the employ of or association with the Company or affect any right which the Company may have to terminate such employment or association at any time (with or without cause).

        3.9    Nature of Payments

        Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement with the Grantee, unless such plan or agreement specifically provides otherwise.

        3.10    Non-Uniform Determinations

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

        3.11    Other Payments or Awards

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

        3.12    Section Headings

        The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

        3.13    Effective Date and Term of Plan

        (a)   Unless sooner terminated by the Board, the Plan, including the provisions respecting the grant of Incentive Stock Options, shall terminate the day before the tenth anniversary of the adoption of the Plan, as amended and restated in May 2014, by the Board. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

        3.14    Governing Law

        All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

        3.15    Severability; Entire Agreement

        If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

        3.16    No Third Party Beneficiaries

        Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

        3.17    Successors and Assigns

        The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

        3.18    Section 409A

        It is the Company's intent that the Plan comply with or be exempt from the requirements of Section 409A. If and to the extent that any payment under the Plan is determined by the Company to constitute "non-qualified deferred compensation" subject to Section 409A and is payable to a Grantee by reason of the Grantee's termination of employment or service, as applicable, then (a) such payment shall be made to the Grantee only upon a "separation from service" as defined for purposes of Section 409A and (b) if the Grantee is a "specified employee" (within the meaning of Section 409A and as determined by the Company) at the time of such termination, such payment shall not be made before the date that is six (6) months after the date of the Grantee's separation from service (or earlier death).

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 PROXY SUNSTONE HOTEL INVESTORS, INC. 120 Vantis, Suite 350, Aliso Viejo, California 92656 This Proxy is being solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 1, 2014 The undersigned stockholder of Sunstone Hotel Investors, Inc., a Maryland corporation ("Sunstone"), hereby appoints Kenneth E. Cruse and Lindsay N. Monge, or either of them (the "Proxy Holders"), with full power of substitution in each, as proxies for the undersigned to attend and represent the undersigned at the Annual Meeting of Stockholders of Sunstone to be held at the Hilton San Diego Bayfront Hotel, located at One Park Boulevard, San Diego, California 92101, at 11:30 a.m. (local time) on Thursday, May 1, 2014, and any adjournment or postponement thereof (the "Annual Meeting"), and to cast on behalf of the undersigned all votes that the undersigned is entitled to vote at the Annual Meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such shares. WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. The Proxy Holders cannot vote your shares unless you sign and return this card or, if you own shares through a bank or broker that provides for voting by phone or over the Internet, by submitting your vote by phone or over the Internet in accordance with your bank’s or broker’s instructions. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF SUNSTONE HOTEL INVESTORS, INC. May 1, 2014 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Notice of Meeting, proxy statement and proxy card are available at www.sunstonehotels.com/proxy. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the following nine directors to serve for the following year and until their successors are elected: O John V. Arabia O Andrew Batinovich O Z. Jamie Behar O Kenneth E. Cruse O Thomas A. Lewis O Keith M. Locker O Douglas M. Pasquale O Keith P. Russell O Lewis N. Wolff 2. Ratification of the Audit Committee’s appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2014. 3. Advisory vote on the compensation of Sunstone’s named executive officers. 4. Approval of an amendment and restatement of the 2004 Long-Term Incentive Plan to provide for (i) an extension of the term of the 2004 Long-Term Incentive Plan through 2024, and (ii) an increase in the number of authorized shares of common stock to be issued under the 2004 Long-Term Incentive Plan by 6,000,000 shares. 5. Transaction of such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 25, 2014. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20930303000000001000 0 050114 MARK .X. HERE IF YOU PLAN TO ATTEND THE MEETING FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the following nine directors to serve for the following year and until their successors are elected: O John V. Arabia O Andrew Batinovich O Z. Jamie Behar O Kenneth E. Cruse O Thomas A. Lewis O Keith M. Locker O Douglas M. Pasquale O Keith P. Russell O Lewis N. Wolff 2. Ratification of the Audit Committee’s appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2014. 3. Advisory vote on the compensation of Sunstone’s named executive officers. 4. Approval of an amendment and restatement of the 2004 Long-Term Incentive Plan to provide for (i) an extension of the term of the 2004 Long-Term Incentive Plan through 2024, and (ii) an increase in the number of authorized shares of common stock to be issued under the 2004 Long-Term Incentive Plan by 6,000,000 shares. 5. Transaction of such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 25, 2014. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF SUNSTONE HOTEL INVESTORS, INC. May 1, 2014 INTERNET - Access .www.voteproxy.com. and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20930303000000001000 0 050114 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Notice of Meeting, proxy statement and proxy card are available at www.sunstonehotels.com/proxy. MARK .X. HERE IF YOU PLAN TO ATTEND THE MEETING FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN